Securities Act File No. 333-126647

Investment Company Act File No. 811-21788

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 7	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 7	☒

SELIGMAN TARGETHORIZON ETF PORTFOLIOS, INC.

(Exact name of registrant as specified in charter)

100 PARK AVENUE, NEW YORK, NEW YORK 10017

(Address of principal executive offices)

Registrant’s Telephone Number: 212-850-1864 or

Toll Free: 800-221-2450

LAWRENCE P. VOGEL, Treasurer

100 Park Avenue

New York, New York 10017

(Name and address of agent for service)

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)

☐	on (date) pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☒	on February 1, 2008 pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

February 1, 2008

Seligman

TargetHorizon ETF Portfolios, Inc.

Asset Allocation Strategies Seeking to Manage Risk Over Time

•	Seligman TargETFund 2045

•	Seligman TargETFund 2035

•	Seligman TargETFund 2025

•	Seligman TargETFund 2015

•	Seligman TargETFund Core

The Securities and Exchange Commission has neither approved nor disapproved these Funds, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in these Funds or any other fund cannot provide a complete investment program. The suitability of an investment in a Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. We recommend that you consult an authorized dealer or your financial advisor to determine if any of these Funds are suitable for you.

Seligman TargetHorizon ETF Portfolios, Inc. is based on two processes developed by J. & W. Seligman & Co. Incorporated: Seligman Time Horizon Matrix® and Seligman Harvester®, each an asset-allocation strategy. Seligman Time Horizon Matrix, Seligman Harvester, Seligman TargetHorizon ETF Portfolios, Seligman TargETFund 2045, Seligman TargETFund 2035, Seligman TargETFund 2025, Seligman TargETFund 2015, Seligman TargETFund Core, and TargETFund are proprietary service marks of Seligman Advisors, Inc. Seligman Advisors, Inc. also holds a patent on the business methodologies and apparatus for implementing the Seligman Harvester Risk Management System.

ETF1 2/2008

For More Information	back cover

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

The Funds

Overview

J. & W. Seligman & Co. Incorporated (the “Manager”or “Seligman”) serves as the investment manager for Seligman TargETFund 2045 (“TargETFund 2045”), Seligman TargETFund 2035 (“TargETFund 2035”), Seligman TargETFund 2025 (“TargETFund 2025”), Seligman TargETFund 2015 (“TargETFund 2015”) and Seligman TargETFund Core (“TargETFund Core”). Each Fund is a separate fund of Seligman TargetHorizon ETF Portfolios, Inc. (the “Series”). The Funds are designed for investors who are seeking to have their asset allocation decisions made by a professional investment manager. TargETFund 2045, TargETFund 2035, TargETF und 2025 and TargETFund 2015 are collectively referred to herein as the “Target Date Funds” and are named in accordance with a calendar year targeted by an investor for retirement or other investment goal. TargETFund Core is primarily intended for a person who is retired, expected to retire within a short time or otherwise intends to seek withdrawals from invested assets or seeks to hold over an indefinite time frame a diversified, balanced portfolio with exposure to equity (including real estate securities, e.g., real estate investment trusts (“REITs”)) and fixed-income asset classes.

Asset Allocation Strategies

Each Fund seeks to achieve its investment objective(s) based upon two asset allocation strategies developed by the Manager: Seligman Time Horizon Matrix and Seligman Harvester. The foundation for these strategies is the historical observation that the relative risk of various asset classes changes over time. Based on this observation, the Manager believes that time, as well as asset allocation, can be used to diversify risk. The Manager uses both sophisticated statistical techniques and investment judgment to guide the asset allocations of each of the Funds. Extensive analyses of historical performance of asset classes are used to assess the relative risk of various asset allocations over different time periods. A series of questions and answers explaining more about Seligman Time Horizon Matrix and Seligman Harvester, as well as how an investor may invest in the Funds to take advantage of these strategies, appears later in this Prospectus under “Questions and Answers About the Funds.”

The asset allocation for each Fund is strategic. With respect to the Target Date Funds, the longer the time to their respective target year, the greater the emphasis generally on investing in asset classes that historically have provided capital appreciation, although such asset classes have historically experienced short-term volatility greater than asset classes that have historically provided less capital appreciation. In general, for time periods of 10 years or more, the Manager typically will emphasize investments in domestic small- and mid-capitalization equity asset classes and international equity asset classes, including emerging markets. As investment time horizons shorten, the relative risk of stocks and bonds begins to change, and the allocations to asset classes that have historically experienced higher short-term volatility are reduced in favor of an asset allocation that has historically experienced less short-term volatility. In addition, at 20 years or less to the target year, the Target Date Funds will steadily increase emphasis on those asset classes that potentially provide higher income, although capital appreciation will continue to be a consideration. Thus, over time it is expected that the portfolio allocation of each of the Target Date Funds will steadily shift toward less aggressive large- and medium-capitalization and dividend-producing equity asset classes and real estate securities (in the form of REITs), supplemented by an increasing allocation to the domestic fixed-income asset class. As further described below, TargETFund 2045 and TargETFund

2035 will approximately maintain their allocations (or such other allocations as may be deemed appropriate in the future) until they begin their “migration” process (as further described below), at which time these Funds are intended to become more conservative over time until their respective target years. Typically, Funds with 20 years or more to their target dates will have similar asset allocations. With regard to TargETFund Core, the Manager intends to allocate the Fund’s assets among large- and medium-capitalization equity asset classes (including domestic and international), REITs and the domestic fixed-income asset class.

Each Fund will seek to implement its strategies by investing in securities issued by those investment companies commonly referred to as “exchange-traded funds” or “ETFs”, whose shares are listed and traded on US stock exchanges or otherwise traded in the over-the-counter market. Generally, each ETF seeks to track a securities index or a basket of securities. The Manager believes that investments in ETFs provide each Fund with a cost-effective means of creating a diverse portfolio. A list of the indices tracked by the ETFs that the Funds may purchase begins on page 30 of this Prospectus, although other indices and corresponding ETFs may be used and added from time to time as deemed appropriate by the Manager. The ETFs in which the Funds may invest are referred to herein as “Underlying ETFs.” In addition, in pursuing its investment objective(s), each Fund may also invest directly in U.S. Government securities, high quality short-term debt instruments, cash and cash equivalents.

In a manner consistent with each Fund’s strategic allocation, the Manager will monitor and regularly modify each Fund’s asset allocation as the Manager believes is appropriate based upon its ongoing research, market or other conditions or events. In the event that the Manager believes such action is warranted, it may make tactical or short-term shifts or long-term shifts in the weightings of various asset classes. With regard to the Target Date Funds (as further described below), the Manager will undertake a risk management process called “migration” which involves the ongoing reallocation of each Target Date Fund’s investments in a manner that is designed to provide a periodic reduction in the expected volatility and an increase in potential income as the Target Date Funds move ever closer to their respective target year. Each of TargETFund 2045 and TargETFund 2035 will, under normal market conditions, approximately maintain its allocations (or such other allocations as may be deemed appropriate in the future) until the Funds begin migration, at which time they are intended to become more conservative over time until (at their respective target date year) their investments are substantially similar to TargETF und Core (or such other allocation as may be deemed appropriate in the future for TargETFund Core).

The Manager will attempt to effect changes to the asset allocations of the Funds using capital inflows in order to minimize sales of Underlying ETFs held by the Funds. In addition, the Manager will attempt to correlate required capital outflows (e.g., those necessary to meet redemptions) with modifications to the asset allocations of each of the Funds. By taking such actions, the Manager seeks to minimize (to the extent possible) the realization of capital gains by the Funds and related tax consequences as well as the portfolio turnover of the Funds. However, there can be no assurances that the Manager will be able to effectuate changes to allocations primarily through these actions. In connection with periodic reallocations or reallocations based upon ongoing research, market or other conditions or events, it is anticipated that the Funds will sell shares of Underlying ETFs they hold, and that such sales could generate capital gains or losses and related tax consequences. For more information, please see “Dividend and Capital Gain Distributions” and “Taxes” below. Such trading activity would also increase a Fund’s expenses due to transaction costs incurred in connection with the sale of Underlying ETFs (i.e., brokerage and related costs).

Investment Objectives and Principal Investment Strategies of the Funds

Seligman TargETFund 2045

Investment Objective

Capital appreciation until migration, and thereafter capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as 2045 approaches.

Principal Investment Strategies

TargETFund 2045 seeks to achieve its investment objective by investing at least 80% of its net assets in Underlying ETFs. In determining which Underlying ETFs to purchase for TargETFund 2045, the Manager will use an asset allocation strategy that is intended for a person who expects to retire or otherwise reach his/her investment goal around the year 2045. In this respect, under normal market conditions the Fund intends to maintain approximately the allocation described in the pie chart below (or such other allocation as may be deemed appropriate in the future) until 2025 when the TargETFund 2045 is intended to begin its migration process and become more conservative over time until (in 2045) its investments are substantially similar to TargETFund Core (or such other allocation as may be deemed appropriate in the future for TargETFund Core). During 2045, TargETFund 2045 will be combined with TargETFund Core, and TargETFund 2045 shareholders will automatically become shareholders of TargETFund Core.

At December 31, 2007, the approximate asset allocation target used by the Manager for TargETFund 2045 was as follows:

The Manager may change allocation percentages and targeted asset classes at any time.

In allocating the assets of TargETFund 2045 consistent with the foregoing asset classes, the Manager may use one or more Underlying ETFs that fall primarily within the general asset classes described in the chart above. For example, in seeking to allocate the assets of TargETFund 2045 to the international equity asset class (which includes emerging markets), the Manager may use Underlying ETFs that seek to replicate the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Index (the “MSCI EAFE Index®”) or the Morgan Stanley Capital International Emerging Markets Index (the “MSCI Emerging Markets (EM) Index®”) or a combination thereof.

Seligman TargETFund 2035

Investment Objective

Capital appreciation until migration, and thereafter capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as 2035 approaches.

Principal Investment Strategies

TargETFund 2035 seeks to achieve its investment objective by investing at least 80% of its net assets in Underlying ETFs. In determining which Underlying ETFs to purchase for TargETFund 2035, the Manager will use an asset allocation strategy that is intended for a person who expects to retire or otherwise reach his/her investment goal around the year 2035. In this respect, the Fund intends to maintain approximately the allocation described in the pie chart below (or such other allocation as may be deemed appropriate in the future) until 2015 when the TargETFund 2035 is intended to begin its migration process and become more conservative over time until (in 2035) its investments are substantially similar to TargETFund Core (or such other allocation as may be deemed appropriate in the future for TargETFund Core). During 2035, TargETFund 2035 will be combined with TargETFund Core, and TargETFund 2035 shareholders will automatically become shareholders of TargETFund Core.

At December 31, 2007, the approximate asset allocation target used by the Manager for TargETFund 2035 was as follows:

The Manager may change allocation percentages and targeted asset classes at any time.

In allocating the assets of TargETFund 2035 consistent with the foregoing asset classes, the Manager may use one or more Underlying ETFs that fall primarily within the general asset classes described in the chart above. For example, in seeking to allocate the assets of TargETFund 2035 to the domestic small-capitalization equity asset class, the Manager may use Underlying ETFs that seek to replicate the performance of the Russell 2000® Index.

Seligman TargETFund 2025

Investment Objective

Capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as 2025 approaches.

Principal Investment Strategies

TargETFund 2025 seeks to achieve its investment objective by investing at least 80% of its net assets in Underlying ETFs. In determining which Underlying ETFs to purchase for TargETFund 2025, the Manager will use an asset allocation strategy that is intended for a person who expects to retire or otherwise reach his/her investment goal around the year 2025. In this respect, TargETFund 2025 is intended to become more conservative over time until (in 2025) its investments are substantially similar to TargETFund Core (or such other allocation as may be deemed appropriate in the future for TargETFund Core). During 2025, TargETFund 2025 will be combined with TargETFund Core, and TargETFund 2025 shareholders will automatically become shareholders of TargETFund Core.

At December 31, 2007, the approximate asset allocation target used by the Manager for TargETFund 2025 was as follows:

The Manager may change allocation percentages and targeted asset classes at any time.

In allocating the assets of TargETFund 2025 consistent with the foregoing asset classes, the

Manager may use one or more Underlying ETFs that fall primarily within the general asset classes described in the chart above. For example, in seeking to allocate the assets of TargETFund 2025 to the domestic mid-capitalization equity asset class, the Manager may use Underlying ETFs that seek to replicate the performance of the Russell Midcap® Index.

Seligman TargETFund 2015

Investment Objective

Capital appreciation and current income consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as 2015 approaches.

Principal Investment Strategies

TargETFund 2015 seeks to achieve its investment objective by investing at least 80% of its net assets in Underlying ETFs. In determining which Underlying ETFs to purchase for TargETFund 2015, the Manager will use an asset allocation strategy that is intended for a person who expects to retire or otherwise reach his/her investment goal around the year 2015. In this respect, TargETFund 2015 is intended to become more conservative over time until (in 2015) its investments are substantially similar to TargETFund Core (or such other allocation as may be deemed appropriate in the future for TargETFund Core). During 2015, Targ ETFund 2015 will be combined with TargETFund Core, and TargETFund 2015 shareholders will automatically become shareholders of TargETFund Core.

As of December 31, 2007, the approximate asset allocation target used by the Manager for TargETFund 2015 was as follows:

The Manager may change allocation percentages and targeted asset classes at any time.

In allocating the assets of TargETFund 2015 consistent with the foregoing asset classes, the Manager may use one or more Underlying ETFs that fall primarily within the general asset classes described in the chart above. For example, in seeking to allocate the assets of TargETFund 2015 to the domestic large-capitalization equity asset class, the Manager may use Underlying ETFs that seek to replicate the performance of the Standard & Poor’s Composite Stock Index (S&P 500®).

Seligman TargETFund Core

Investment Objective

Capital appreciation and preservation of capital with current income.

Principal Investment Strategies

TargETFund Core seeks to achieve its investment objective by investing at least 80% of its net assets in Underlying ETFs. The Manager will use an asset allocation strategy that is primarily intended for a person who is retired, expected to retire within a short time or otherwise intends to seek withdrawals from invested assets or seeks to hold over an indefinite time frame a diversified, balanced portfolio with exposure to equity (including real estate securities, e.g., REITs) and fixed-income asset classes. TargETFund Core’s diversified, balanced portfolio is described in the pie chart below.

As of December 31, 2007, the approximate asset allocation target used by the Manager for TargETFund Core was as follows:

The Manager may change allocation percentages and targeted asset classes at any time.

In allocating the assets of TargETFund Core consistent with the foregoing asset classes, the Manager intends to use a variety of Underlying ETFs that fall primarily within the general asset classes described in the chart above. For example, in seeking to allocate assets of TargETFund Core to the fixed-income asset class, the Manager may use Underlying ETFs that seek to replicate the Lehman Brothers US Aggregate Index, the Lehman Brothers US Government/Credit Bond Index, or the Lehman Brothers US Treasury TIPs Index, or a combination thereof.

Principal Risks of an Investment in the Funds

An investment in any of the Funds, like an investment in any mutual fund, involves risks and could result in you losing money. An investment in a “fund of funds” (i.e., funds that invest in other funds) involves other risks as well. The following describes the principal investment risks associated with investments in the Funds.

The value of each Fund will fluctuate with changes in the value of its Underlying ETFs or other securities in which it invests, and you could lose money if you sell your shares at a price lower than you paid for them.

Because the assets of each Fund will be invested primarily in Underlying ETFs, each Fund’s investment performance is directly related to the investment performance of the Underlying ETFs in which it invests. The ability of a Fund to realize its investment objective will depend, in part, on the effectiveness of the Manager’s research and analysis in determining the appropriate asset allocation among Underlying ETFs.

In addition to a Fund’s operating expenses, you will indirectly pay the operating expenses of Underlying ETFs. Thus, the expenses you pay as an investor in a Fund will be higher than if you invested directly in Underlying ETFs.

There can be no assurances that the Funds will grow to or be able to maintain an economically viable size. If they do not, the Board of Directors of the Series may authorize the liquidation of any or all of the Funds. A liquidation can be authorized by the Board of Directors without a shareholder vote. The timing of any such liquidation might not be favorable to all shareholders.

An investment in the Funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The US government does not guarantee the market value or the current yield of government securities.

ETF Risks

Each Fund is exposed to the same risks as Underlying ETFs in direct proportion to the allocation of its assets among Underlying ETFs.

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Passive Investors—Each Underlying ETF is a “passive investor” and therefore generally invests in the securities and sectors contained in the index it seeks to track without regard for or analysis of the prospects of such securities or sectors. An Underlying ETF may invest in all of the securities in such index or in a representative sample of such securities. Underlying ETFs generally will not attempt to take defensive positions in volatile or declining markets or under other conditions.

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Tracking Risk—Underlying ETFs generally will not be able to duplicate exactly the performance of the underlying indexes they seek to track. The difference in performance between an Underlying ETF and the index it seeks to track can be due to, among other factors, the expenses that the Underlying ETF pays, regulatory constraints, investment strategies or techniques undertaken by an Underlying ETF (e.g., investments in options or futures) and changes to an underlying index. In addition, there may exist a lack of correlation between the securities in an index and those actually held by an Underlying ETF.

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Net Asset Value—The market price of an Underlying ETF may be different from the net asset value of such Underlying ETF (i.e., an Underlying ETF may trade at a discount or premium to its net asset value). The performance of a Fund that invests in such an Underlying ETF could be adversely impacted.

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Market Trading Risk—Although Underlying ETFs are generally listed on securities exchanges, there can be no assurances that an active trading market for such Underlying ETFs will be maintained. In addition, secondary market trading in Underlying ETFs may be halted by a national securities exchange because of market conditions or for other reasons. There can be no assurances that the requirements necessary to maintain the listing of the Underlying ETFs will continue to be met or will remain unchanged.

In addition to the risks described above, each Fund is exposed to the same risks as Underlying ETFs with respect to the specific investments made by the Underlying ETFs, in direct proportion to the allocation of its assets among Underlying ETFs. The principal risks to Fund shareholders of investing indirectly in ETFs are summarized below. A more detailed discussion of these risks is provided under “Certain Risks of Underlying ETFs.”

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Large-Capitalization Companies—Investments in stocks of large-capitalization companies by Underlying ETFs are subject to market risk. Stocks of large-capitalization companies have at times experienced periods of volatility and negative performance. During such periods, the value of large-capitalization stocks may decline.

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Small-Capitalization Companies—Investments in these companies are subject to increased risk compared with an investment in large-capitalization companies. For example, such companies typically have less financial and managerial resources and more limited product lines than large-capitalization companies. In addition, such companies may be thinly traded and therefore subject to greater price volatility.

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Mid-Capitalization Companies—Mid-capitalization companies are subject, to a certain degree, to the risks associated with investments in large-capitalization and small-capitalization companies, each as described above.

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Foreign Investments and Emerging Markets Securities—Investments in securities of foreign issuers expose investors to currency fluctuations, foreign taxation, settlement and custody risk, and changes in political conditions. Foreign investments may also include securities of issuers located in emerging countries. These countries may have relatively unstable governments and less diversified industrial bases.

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Real Estate Companies—Investments in real estate companies (i.e., companies that, at the time of initial purchase, derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or have at least 50% of their assets in such real estate) such as REITs are subject to additional risks. Although Underlying ETFs generally will not invest in real estate directly, certain Underlying ETFs may invest in securities issued by real estate companies. As a result, such Underlying ETFs are subject to the risks associated with the direct ownership of real estate. These risks include various economic, regulatory and property specific risks, such as competition, property value fluctuations, taxes, zoning laws and property casualty.

■	Sector Volatility and Non-Diversified Portfolios—Certain Underlying ETFs are subject to sector volatility or may be non-diversified thus creating additional risks.

■	Fixed Income Securities—Investments in fixed income securities by Underlying ETFs may involve interest-rate risk, credit risk and market risk.

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Illiquid Securities and Derivatives—Certain Underlying ETFs may invest in illiquid securities. Certain Underlying ETFs may invest in derivatives. These investments involve higher risk and may subject these Underlying ETFs to higher price volatility.

Temporary Defensive Positions of the Funds

The Funds may, from time to time, take temporary defensive positions that are inconsistent with their principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions or events. This could prevent a Fund from achieving its objective.

Portfolio Holdings

A description of the Series’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Series’ Statement of Additional Information.

Past Performance of the Funds

The following performance information provides some indication of the risks of investing in the Funds by showing the performance of Class A shares for the one-year and since inception periods ended December 31, 2007, as well as how the performance of each Class (other than Class B shares) compares with certain measures of performance. The Funds have not offered and do not currently offer Class B shares and, as such, there is no performance with respect to Class B shares.

Although the Funds’ fiscal year ends on September 30, the following performance information is provided on a calendar year basis. It is designed to assist you in comparing the returns of each Fund with the returns of other mutual funds. How the Funds have performed in the past (before and after taxes), however, is not necessarily an indication of how the Funds will perform in the future. Total returns will vary between each Class of shares of a Fund due to differing fees and expenses.

The Class A annual total returns of each Fund presented in its respective bar chart do not reflect the effect of any sales charges. If sales charges were included, the returns would be lower. The average annual total returns of each Fund as presented in its respective table on the following pages do reflect the effect of the applicable sales charges. Effective January 7, 2008, the maximum initial sales charge on investments in Class A shares of less than $50,000 is 5.75%. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented in the tables the Funds’ Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred. Each Fund’s bar chart and table assume that all dividends and capital gains distributions, if any, were reinvested.

After-tax returns presented in the tables are for Class A shares only. After-tax returns for Class C, Class D and Class R shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Through at least January 31, 2015, the Manager has contractually agreed to waive its management fee and/or to reimburse each Fund’s expenses to the extent that a Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.23% per annum of the Fund’s average daily net assets (excluding the assets in Class I shares, shares of which are not offered in this Prospectus). Similar fee waiver/expense reimbursement arrangements have been in effect since the Funds commenced investment operations. Absent such management fee waivers/expense reimbursements, returns would have been lower.

TargETFund 2045

Class A Annual Total Return – Calendar Year

Best quarter return: 6.15% – quarter ended 6/30/07.

Worst quarter return: -3.85% – quarter ended 12/31/07.

Average Annual Total Returns – Periods Ended 12/31/07

	One Year	Since Inception*
Class A
Return before taxes	(0.15)%	7.65%
Return after taxes on distributions	(0.47)	7.19
Return after taxes on distributions and sale of Fund shares	(0.10)	6.24
Class C	4.22	11.98
Class D	4.22	11.98
Class R	4.89	12.65
Dow Jones Target 2045 Index**	8.46	13.43
Lipper Mixed-Asset Target 2030+ Funds Average**	6.64	11.31
Lipper Fund of Funds Unaffiliated Average**	6.43	11.05

*	The Fund commenced investment operations on October 2, 2006. Returns are from opening of business October 2, 2006.
**	The Dow Jones Target 2045 Index (the “Dow Jones 2045 Index”), and the Lipper Mixed-Asset Target 2030+ Funds Average and the Lipper Fund of Funds Unaffiliated Average (the “Lipper Averages”) are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Averages do not reflect any taxes or sales charges, and the Dow Jones 2045 Index does not reflect any taxes, fees, or sales charges. The Dow Jones 2045 Index was designed to measure balanced and multi-asset-class portfolios with risk profiles that become more conservative over time. The Dow Jones 2045 Index allocates among stock, bond, and cash subindices on a monthly basis to measure predefined relative risk levels. Dow Jones equity indices make up the stock component, and Lehman Brothers indices make up the bond and cash components. The asset classes are weighted within the Dow Jones 2045 Index to reflect a targeted level of risk. Over time, the weights are adjusted based on predetermined formulas to reduce the level of potential risk as the index’s maturity date approaches. As of December 1, 2007, the subindex allocation of the Dow Jones 2045 Index was: 90.0% equity, 6.1% fixed income, and 3.9% cash. The Lipper Mixed-Asset Target 2030+ Funds Average measures the performance of funds that seek to maximize assets for retirement or other purposes with an expected time horizon exceeding the year 2030. The Lipper Fund of Funds Unaffiliated Average measures the performance of funds that invest 80% or more of their assets in mutual funds that are not managed by an affiliated investment manager. Investors cannot invest directly in an average or index.

TargETFund 2035

Class A Annual Total Return – Calendar Year

Best quarter return: 6.87% – quarter ended 9/30/07.

Worst quarter return: -3.92% – quarter ended 12/31/07.

Average Annual Total Returns – Periods Ended 12/31/07

	One Year	Since Inception*
Class A
Return before taxes	(0.23)%	7.58%
Return after taxes on distributions	(0.56)	7.12
Return after taxes on distributions and sale of Fund shares	(0.15)	6.18
Class C	4.21	11.97
Class D	4.21	11.97
Class R	4.93	12.69
Dow Jones Target 2035 Index**	8.48	13.23
Lipper Mixed-Asset Target 2030+ Funds Average**	6.64	11.31
Lipper Fund of Funds Unaffiliated Average**	6.43	11.05

*	The Fund commenced investment operations on October 2, 2006. Returns are from opening of business October 2, 2006.
**	The Dow Jones Target 2035 Index (the “Dow Jones 2035 Index”), and the Lipper Mixed-Asset Target 2030+ Funds Average and the Lipper Fund of Funds Unaffiliated Average (the “Lipper Averages”) are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Averages do not reflect any taxes or sales charges, and the Dow Jones 2035 Index does not reflect any taxes, fees, or sales charges. The Dow Jones 2035 Index was designed to measure balanced and multi-asset-class portfolios with risk profiles that become more conservative over time. The Dow Jones 2035 Index allocates among stock, bond, and cash subindices on a monthly basis to measure predefined relative risk levels. Dow Jones equity indices make up the stock component, and Lehman Brothers indices make up the bond and cash components. The asset classes are weighted within the Dow Jones 2035 Index to reflect a targeted level of risk. Over time, the weights are adjusted based on predetermined formulas to reduce the level of potential risk as the index’s maturity date approaches. As of December 1, 2007, the subindex allocation of the Dow Jones 2035 Index was: 87.8% equity, 8.3% fixed income, and 4.0% cash. The Lipper Mixed-Asset Target 2030+ Funds Average measures the performance of funds that seek to maximize assets for retirement or other purposes with an expected time horizon exceeding the year 2030. The Lipper Fund of Funds Unaffiliated Average measures the performance of funds that invest 80% or more of their assets in mutual funds that are not managed by an affiliated investment manager. Investors cannot invest directly in an average or index.

TargETFund 2025

Class A Annual Total Return – Calendar Years

Best quarter return: 9.12% – quarter ended 3/31/06.

Worst quarter return: -3.97% – quarter ended 12/31/07.

Average Annual Total Returns – Periods Ended 12/31/07

	One Year	Since Inception*
Class A
Return before taxes	(1.64)%	7.98%
Return after taxes on distributions	(2.04)	7.66
Return after taxes on distributions and sale of Fund shares	(1.04)	6.69
Class C	2.60	10.25
Class D	2.48	10.19
Class R	3.10	10.69
Dow Jones Target 2025 Index**	8.31	10.95
Lipper Mixed-Asset Target 2030 Funds Average**	6.66	9.87
Lipper Fund of Funds Unaffiliated Average**	6.43	9.99

*	The Fund commenced investment operations on October 3, 2005. Returns are from opening of business October 3, 2005.
**	The Dow Jones Target 2025 Index (the “Dow Jones 2025 Index”), and the Lipper Mixed-Asset Target 2030 Funds Average and the Lipper Fund of Funds Unaffiliated Average (the “Lipper Averages”) are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Averages do not reflect any taxes or sales charges, and the Dow Jones 2025 Index does not reflect any taxes, fees, or sales charges. The Dow Jones 2025 Index was designed to measure balanced and multi-asset-class portfolios with risk profiles that become more conservative over time. The Dow Jones 2025 Index allocates among stock, bond, and cash subindices on a monthly basis to measure predefined relative risk levels. Dow Jones equity indices make up the stock component, and Lehman Brothers indices make up the bond and cash components. The asset classes are weighted within the Dow Jones 2025 Index to reflect a targeted level of risk. Over time, the weights are adjusted based on predetermined formulas to reduce the level of potential risk as the index’s maturity date approaches. As of December 1, 2007, the subindex allocation of the Dow Jones 2025 Index was: 71.6% equity, 24.5% fixed income, and 4.0% cash. The Lipper Mixed-Asset Target 2030 Funds Average measures the performance of funds that seek to maximize assets for retirement or other purposes with an expected time horizon between the year 2021 and the year 2030. The Lipper Fund of Funds Unaffiliated Average measures the performance of funds that invest 80% or more of their assets in mutual funds that are not managed by an affiliated investment manager. Investors cannot invest directly in an average or index.

TargETFund 2015

Class A Annual Total Return – Calendar Years

Best quarter return: 8.06% – quarter ended 3/31/06.

Worst quarter return: -4.18% – quarter ended 12/31/07.

Average Annual Total Returns – Periods Ended 12/31/07

	One Year	Since Inception*
Class A
Return before taxes	(3.86)%	6.20%
Return after taxes on distributions	(4.37)	5.79
Return after taxes on distributions and sale of Fund shares	(2.40)	5.13
Class C	0.22	8.45
Class D	0.33	8.45
Class R	0.72	8.83
Dow Jones Target 2015 Index**	7.78	8.30
Lipper Mixed-Asset Target 2020 Funds Average**	6.11	8.54
Lipper Fund of Funds Unaffiliated Average**	6.43	9.99

*	The Fund commenced investment operations on October 3, 2005. Returns are from opening of business October 3, 2005.
**	The Dow Jones Target 2015 Index (the “Dow Jones 2015 Index”), and the Lipper Mixed-Asset Target 2020 Funds Average and the Lipper Fund of Funds Unaffiliated Average (the “Lipper Averages”) are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Averages do not reflect any taxes or sales charges, and the Dow Jones 2015 Index does not reflect any taxes, fees, or sales charges. The Dow Jones 2015 Index was designed to measure balanced and multi-asset-class portfolios with risk profiles that become more conservative over time. The Dow Jones 2015 Index allocates among stock, bond, and cash subindices on a monthly basis to measure predefined relative risk levels. Dow Jones equity indices make up the stock component, and Lehman Brothers indices make up the bond and cash components. The asset classes are weighted within the Dow Jones 2015 Index to reflect a targeted level of risk. Over time, the weights are adjusted based on predetermined formulas to reduce the level of potential risk as the index’s maturity date approaches. As of December 1, 2007, the subindex allocation of the Dow Jones 2015 Index was: 42.4% equity, 53.7% fixed income, and 4.0% cash. The Lipper Mixed-Asset Target 2020 Funds Average measures the performance of funds that seek to maximize assets for retirement or other purposes with an expected time horizon between the year 2011 and the year 2020. The Lipper Fund of Funds Unaffiliated Average measures the performance of funds that invest 80% or more of their assets in mutual funds that are not managed by an affiliated investment manager. Investors cannot invest directly in an average or index.

TargETFund Core

Class A Annual Total Return – Calendar Years

Best quarter return: 4.96% – quarter ended 12/31/06.

Worst quarter return: -2.94% – quarter ended 12/31/07.

Average Annual Total Returns – Periods Ended 12/31/07

	One Year	Since Inception*
Class A
Return before taxes	(3.98)%	4.04%
Return after taxes on distributions	(4.74)	3.32
Return after taxes on distributions and sale of Fund shares	(2.56)	3.08
Class C	(0.01)	6.11
Class D	0.12	6.11
Class R	0.64	6.63
Dow Jones Target Today Index	6.48	6.19
Lipper Mixed-Asset Target Allocation Moderate Funds Average	5.34	7.80
Lipper Fund of Funds Unaffiliated Average	6.43	9.99

*	The Fund commenced investment operations on October 3, 2005. Returns are from opening of business October 3, 2005.
**	The Dow Jones Target Today Index (the “Dow Jones Today Index”), and the Lipper Mixed-Asset Target Allocation Moderate Funds Average and the Lipper Fund of Funds Unaffiliated Average (the “Lipper Averages”) are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Averages do not reflect any taxes or sales charges, and the Dow Jones Today Index does not reflect any taxes, fees, or sales charges. The Dow Jones Today Index aims to hold a low-risk portfolio of securities, and is an appropriate benchmark for a conservative, balanced portfolio an investor might hold upon reaching retirement. The Dow Jones Today Index allocates among stock, bond, and cash subindices on a monthly basis to measure predefined relative risk levels. Dow Jones equity indices make up the stock component, and Lehman Brothers indices make up the bond and cash components. The asset classes are weighted within the Dow Jones Today Index to reflect a targeted level of risk. As of December 1, 2007, the subindex allocation of the Dow Jones Today Index was: 15.1% equity, 29.0% fixed income, and 56.1% cash. The Lipper Mixed-Asset Target Allocation Moderate Funds Average measures the performance of funds that, by portfolio practice, maintain a mix of between 40-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. The Lipper Fund of Funds Unaffiliated Average measures the performance of funds that invest 80% or more of their assets in mutual funds that are not managed by an affiliated investment manager. Investors cannot invest directly in an average or index.

Fees and Expenses of the Funds

The tables below summarize the fees and expenses that you may pay as a shareholder of each Fund. Each class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to you. Annual fund operating expenses are deducted from a Fund’s assets and are therefore paid indirectly by you and other investors in such Fund. As noted above, the Funds have not offered and do not currently offer Class B shares. The information below relating to Class B shares would only apply if the Class was offered in the future.

Shareholder Fees for Each Fund:

Shareholder Fees (fees paid directly from your investment)	Class A		Class B	Class C	Class D	Class R
Total Maximum Sales Charge (Load)	5.75%		5%	1%	1%	1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	5.75%	(1)	none	none	none	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none	(1)	5%	1%	1%	1%

(1)	Certain investors who do not pay an initial sales charge (e.g., purchases of $1,000,000 or more, and purchases through certain retirement plans) may be subject to a 1% CDSC if shares are sold within 18 months of purchase.

TargETFund 2045 Annual Operating Expenses (expenses that are deducted from Fund assets):

(as a percentage of average net assets)

Fees and Expenses	Class A	Class C	Class D	Class R
Management fees	0.50%	0.50%	0.50%	0.50%
Distribution and/or service (12b-1) fees	0.25	0.99	0.99	0.49
Other expenses(2)	10.29	10.29	10.29	10.29
Acquired fund (Underlying ETF) fees and expenses(3)	0.26	0.26	0.26	0.26
Total gross operating expenses(1)(4)	11.30%	12.04%	12.04%	11.54%

(1) Less: Fee waiver and/or expense reimbursement	(10.06)	(10.06)	(10.06)	(10.06)
Total net operating expenses (after fee waiver and/or reimbursement)(4)	1.24%	1.98%	1.98%	1.48%
(2)	Through at least January 31, 2015, the Manager has contractually agreed to waive its management fee and/or to reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.23% per annum of the Fund’s average daily net assets (excluding the assets in Class I shares, shares of which are not offered in this Prospectus). This fee waiver and/or expense reimbursement is reflected above in footnote (1). For the year ended September 30, 2007, the Manager also voluntarily reimbursed certain additional class-specific expenses. Such reimbursement is not reflected above in footnote (1).
(3)	These are the fees and expenses incurred indirectly by Fund shareholders as a result of the Fund’s investment in Underlying ETFs. Certain expenses, including custodian expenses, registrar and transfer agent expenses, directors’ fees, legal and auditing fees, and the cost of shareholder reports and registration fees are incurred at both the Fund level and by Underlying ETFs. An investor can avoid these expenses at the Fund level by investing directly in Underlying ETFs.
(4)	Total gross and net operating expenses reported here are different from the ratios of expenses to average net assets provided in the Financial Highlights section of this Prospectus because they include acquired fund (Underlying ETF) fees and expenses and do not include the additional reimbursement of expenses described in footnote (2).

TargETFund 2035 Annual Operating Expenses (expenses that are deducted from Fund assets):

(as a percentage of average net assets)

Fees and Expenses	Class A	Class C	Class D	Class R
Management fees	0.50%	0.50%	0.50%	0.50%
Distribution and/or service (12b-1) fees	0.25	1.00	1.00	0.48
Other expenses(2)	5.73	5.73	5.73	5.73
Acquired fund (Underlying ETF) fees and expenses(3)	0.27	0.27	0.27	0.27
Total gross operating expenses(1)(4)	6.75%	7.50%	7.50%	6.98%

(1) Less: Fee waiver and/or expense reimbursement	(5.50)	(5.50)	(5.50)	(5.50)
Total net operating expenses (after fee waiver and/or reimbursement)(4)	1.25%	2.00%	2.00%	1.48%
(2)	Through at least January 31, 2015, the Manager has contractually agreed to waive its management fee and/or to reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.23% per annum of the Fund’s average daily net assets (excluding the assets in Class I shares, shares of which are not offered in this Prospectus). This fee waiver and/or expense reimbursement is reflected above in footnote (1). For the year ended September 30, 2007, the Manager also voluntarily reimbursed certain additional class-specific expenses. Such reimbursement is not reflected above in footnote (1).
(3)	These are the fees and expenses incurred indirectly by Fund shareholders as a result of the Fund’s investment in Underlying ETFs. Certain expenses, including custodian expenses, registrar and transfer agent expenses, directors’ fees, legal and auditing fees, and the cost of shareholder reports and registration fees are incurred at both the Fund level and by Underlying ETFs. An investor can avoid these expenses at the Fund level by investing directly in Underlying ETFs.
(4)	Total gross and net operating expenses reported here are different from the ratios of expenses to average net assets provided in the Financial Highlights section of this Prospectus because they include acquired fund (Underlying ETF) fees and expenses and do not include the additional reimbursement of expenses described in footnote (2).

TargETFund 2025 Annual Operating Expenses (expenses that are deducted from Fund assets):

(as a percentage of average net assets)

Fees and Expenses	Class A	Class C	Class D	Class R
Management fees	0.50%	0.50%	0.50%	0.50%
Distribution and/or service (12b-1) fees	0.24	1.00	1.00	0.50
Other expenses(2)	0.60	0.60	0.60	0.60
Acquired fund (Underlying ETF) fees and expenses(3)	0.22	0.22	0.22	0.22
Total gross operating expenses(1)(4)	1.56%	2.32%	2.32%	1.82%

(1) Less: Fee waiver and/or expense reimbursement	(0.37)	(0.37)	(0.37)	(0.37)
Total net operating expenses (after fee waiver and/or reimbursement)(4)	1.19%	1.95%	1.95%	1.45%
(2)	Through at least January 31, 2015, the Manager has contractually agreed to waive its management fee and/or to reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.23% per annum of the Fund’s average daily net assets (excluding the assets in Class I shares, shares of which are not offered in this Prospectus). This fee waiver and/or expense reimbursement is reflected above in footnote (1).
(3)	These are the fees and expenses incurred indirectly by Fund shareholders as a result of the Fund’s investment in Underlying ETFs. Certain expenses, including custodian expenses, registrar and transfer agent expenses, directors’ fees, legal and auditing fees, and the cost of shareholder reports and registration fees are incurred at both the Fund level and by Underlying ETFs. An investor can avoid these expenses at the Fund level by investing directly in Underlying ETFs.
(4)	Total gross and net operating expenses reported here are different from the ratios of expenses to average net assets provided in the Financial Highlights section of this Prospectus because they include acquired fund (Underlying ETF) fees and expenses.

TargETFund 2015 Annual Operating Expenses (expenses that are deducted from Fund assets):

(as a percentage of average net assets)

Fees and Expenses	Class A	Class C	Class D	Class R
Management fees	0.50%	0.50%	0.50%	0.50%
Distribution and/or service (12b-1) fees	0.23	1.00	1.00	0.50
Other expenses(2)	0.54	0.54	0.54	0.54
Acquired fund (Underlying ETF) fees and expenses(3)	0.25	0.25	0.25	0.25
Total gross operating expenses(1)(4)	1.52%	2.29%	2.29%	1.79%

(1) Less: Fee waiver and/or expense reimbursement	(0.31)	(0.31)	(0.31)	(0.31)
Total net operating expenses (after fee waiver and/or reimbursement)(4)	1.21%	1.98%	1.98%	1.48%
(2)	Through at least January 31, 2015, the Manager has contractually agreed to waive its management fee and/or to reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.23% per annum of the Fund’s average daily net assets (excluding the assets in Class I shares, shares of which are not offered in this Prospectus). This fee waiver and/or expense reimbursement is reflected above in footnote (1).
(3)	These are the fees and expenses incurred indirectly by Fund shareholders as a result of the Fund’s investment in Underlying ETFs. Certain expenses, including custodian expenses, registrar and transfer agent expenses, directors’ fees, legal and auditing fees, and the cost of shareholder reports and registration fees are incurred at both the Fund level and by Underlying ETFs. An investor can avoid these expenses at the Fund level by investing directly in Underlying ETFs.
(4)	Total gross and net operating expenses reported here are different from the ratios of expenses to average net assets provided in the Financial Highlights section of this Prospectus because they include acquired fund (Underlying ETF) fees and expenses.

TargETFund Core Annual Operating Expenses (expenses that are deducted from Fund assets):

(as a percentage of average net assets)

Fees and Expenses	Class A	Class C	Class D	Class R
Management fees	0.50%	0.50%	0.50%	0.50%
Distribution and/or service (12b-1) fees	0.24	1.00	1.00	0.50
Other expenses(2)	0.42	0.42	0.42	0.42
Acquired fund (Underlying ETF) fees and expenses(3)	0.22	0.22	0.22	0.22
Total gross operating expenses(1)(4)	1.38%	2.14%	2.14%	1.64%

(1) Less: Fee waiver and/or expense reimbursement	(0.19)	(0.19)	(0.19)	(0.19)
Total net operating expenses (after fee waiver and/or reimbursement)(4)	1.19%	1.95%	1.95%	1.45%
(2)	Through at least January 31, 2015, the Manager has contractually agreed to waive its management fee and/or to reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.23% per annum of the Fund’s average daily net assets (excluding the assets in Class I shares, shares of which are not offered in this Prospectus). This fee waiver and/or expense reimbursement is reflected above in footnote (1).
(3)	These are the fees and expenses incurred indirectly by Fund shareholders as a result of the Fund’s investment in Underlying ETFs. Certain expenses, including custodian expenses, registrar and transfer agent expenses, directors’ fees, legal and auditing fees, and the cost of shareholder reports and registration fees are incurred at both the Fund level and by Underlying ETFs. An investor can avoid these expenses at the Fund level by investing directly in Underlying ETFs.
(4)	Total gross and net operating expenses reported here are different from the ratios of expenses to average net assets provided in the Financial Highlights section of this Prospectus because they include acquired fund (Underlying ETF) fees and expenses.

Examples of Each Fund’s Expenses

These examples are intended to help you compare the costs of investing in each Fund with the costs of investing in other mutual funds. They assume that (1) you invest $10,000 in each Fund at the beginning of each period shown (and pay any applicable sales charge), (2) your investment in each Fund has a 5% return each year, and (3) each Fund’s operating expenses (including the management fee and acquired fund (Underlying ETF) fees and expenses) are (i) the net operating expenses through January 31, 2015 (which reflect the applicable contractual expense reimbursement/fee waiver arrangement described above) and (ii) after January 31, 2015, the total gross operating expenses shown above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

TargETFund 2045
If you sell your shares at the end of each period, your costs would be (including any applicable contingent deferred sales charges):

	1 Year	3 Years	5 Years	10 Years
Class A	$694	$946	$1,217	$5,268
Class C	301	621	1,068	5,538
Class D	301	621	1,068	5,538
Class R	251	468	808	5,166

TargETFund 2035
If you sell your shares at the end of each period, your costs would be (including any applicable contingent deferred sales charges):

	1 Year	3 Years	5 Years	10 Years
Class A	$695	$949	$1,222	$3,921
Class C	303	627	1,078	4,220
Class D	303	627	1,078	4,220
Class R	251	468	808	3,762

TargETFund 2025
If you sell your shares at the end of each period, your costs would be (including any applicable contingent deferred sales charges):

	1 Year	3 Years	5 Years	10 Years
Class A	$689	$931	$1,192	$2,076
Class C	298	612	1,052	2,413
Class D	298	612	1,052	2,413
Class R	248	459	792	1,881

TargETFund 2045
If you do not sell your shares at the end of each period, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$694	$946	$1,217	$5,268
Class C	201	621	1,068	5,538
Class D	201	621	1,068	5,538
Class R	151	468	808	5,166

TargETFund 2035
If you do not sell your shares at the end of each period, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$695	$949	$1,222	$3,921
Class C	203	627	1,078	4,220
Class D	203	627	1,078	4,220
Class R	151	468	808	3,762

TargETFund 2025
If you do not sell your shares at the end of each period, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$689	$931	$1,192	$2,076
Class C	198	612	1,052	2,413
Class D	198	612	1,052	2,413
Class R	148	459	792	1,881

TargETFund 2015

If you sell your shares at the end of each period, your costs would be (including any applicable contingent deferred sales charges) :

	1 Year	3 Years	5 Years	10 Years
Class A	$691	$937	$1,202	$2,074
Class C	301	621	1,068	2,422
Class D	301	621	1,068	2,422
Class R	251	468	808	1,890

TargETFund Core

If you sell your shares at the end of each period, your costs would be (including any applicable contingent deferred sales charges):

	1 Year	3 Years	5 Years	10 Years
Class A	$689	$931	$1,192	$2,008
Class C	298	612	1,052	2,346
Class D	298	612	1,052	2,346
Class R	248	459	792	1,810

TargETFund 2015

If you do not sell your shares at the end of each period, your cost would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$691	$937	$1,202	$2,074
Class C	201	621	1,068	2,422
Class D	201	621	1,068	2,422
Class R	151	468	808	1,890

TargETFund Core

If you do not sell your shares at the end of each period, your cost would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$689	$931	$1,192	$2,008
Class C	198	612	1,052	2,346
Class D	198	612	1,052	2,346
Class R	148	459	792	1,810

Questions and Answers About the Funds

Q:	Which Fund should I consider?

A:	TargETFund 2045, TargETFund 2035, TargETFund 2025 and TargETFund 2015 are named in accordance with a calendar year targeted by an investor for retirement or other investment goal. TargETFund Core is primarily intended for a person who is retired, expected to retire within a short time or otherwise intends to seek withdrawals from invested assets or seeks to hold over an indefinite time frame a diversified, balanced portfolio with exposure to equity (including real estate securities, e.g., REITs) and fixed-income asset classes.

Q:	What are the Funds’ asset allocation strategies?

A:	The Funds invest a percentage of their assets in Underlying ETFs based on two asset allocation strategies developed by the Manager: Seligman Time Horizon Matrix and Seligman Harvester. The foundation for these strategies is the historical observation that the relative risk of various asset classes changes over time. For example, small-capitalization stocks have been relatively volatile when compared with Treasury bills over a number of different one-year holding periods. However, when holding periods have been extended, the relative risk between small-capitalization stocks and Treasury bills has been more closely aligned. In fact, this research demonstrates that in any 20 calendar-year holding period since 1950 the worst performance of small-capitalization stocks surpassed the best performance of Treasury bills. Seligman Time Horizon Matrix is the result of similar comparisons among all the asset classes described in Appendix A over one-, five-, 10-, 20- and 30-year holding periods. Of course, past performance is not a guarantee of future results. These strategies also reflect the Manager’s belief that, over time, shareholders who use a prudent risk management and asset allocation process should see better investment results than shareholders who let their emotions drive their investment behavior. Please see Appendix B for more information on the basis for these strategies. Implementation and execution of the Time Horizon and Harvester strategies, through funds designed to seek specific financial goals, provide investors with asset allocation strategies that studies suggest they are unlikely to implement on their own.

Q:	Can I take advantage of Seligman Time Horizon Matrix and Seligman Harvester asset allocation strategies by simply investing in the Funds?

A:	Yes. TargETFund 2045, TargETFund 2035, TargETFund 2025 and TargETFund 2015 each are “target-date funds” that seek to implement Seligman Time Horizon Matrix by investing a specified percentage of their respective assets in Underlying ETFs. However, although TargETFund 2045 and TargETFund 2035 are each a Target Date Fund, these Funds will not begin a migration strategy until approximately 2025 for TargETF und 2045 and until approximately 2015 for TargETFund 2035. TargETFund Core seeks to implement the Seligman Harvester asset allocation strategy also by investing a specified percentage of its assets in various Underlying ETFs. Each strategy is explained in detail below.

Q:	What are target-date funds?

A:	In general, target-date funds periodically shift allocations from historically more aggressive to less aggressive asset classes, which provides investors with a simple, convenient and disciplined means of employing a professionally managed diversification process over long time frames.

Q:	Is each Fund an ETF?

A:	No. Each Fund is a mutual fund that invests in a variety of ETFs. ETFs—exchange-traded funds—are investment companies that generally seek to track a securities index or baskets of securities. They are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market.

Q:	What is the basis for each Fund’s strategy?

A:	Each Fund benefits from the Manager’s extensive, on-going research into the relationship between time and the relative risk of various asset classes. As noted above, a key insight from this research is the observation that in any 20 calendar-year holding period since 1950 the worst performance of small-capitalization stocks surpassed the best performance of Treasury bills. Applying its analysis of hypothetical historical asset class performance, the Manager has designed asset allocation strategies that seek to take advantage of the observation that the relative risks of asset classes changes over time.

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TargETFund 2045:    Under normal market conditions, this Fund invests primarily in Underlying ETFs that invest in domestic small-, mid- and large-capitalization equity asset classes and international equity asset classes (including emerging markets) and, to a lesser extent, in the fixed-income asset class. The proportion of the overall portfolio invested in the equity asset classes is based on the Manager’s research findings that show such asset classes have been essential to overcome the effects of inflation and to benefit from compounding returns over long time frames. The Manager includes the international equity asset class because it believes that the international equity asset class has the potential to provide competitive returns as well as diversification. An allocation to the fixed-income asset class is included in an attempt to provide relative diversification and stability and some current income. Under normal market conditions, the Fund will approximately maintain its allocation to aggressive asset classes (or such other allocations as may be deemed appropriate in the future) until 2025 when TargETFund 2045 is intended to become more conservative over time until (in 2045) its investments are substantially similar to TargETFund Core (or such other allocation as may be deemed appropriate in the future for TargETFund Core).

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TargETFund 2035:    Under normal market conditions, this Fund invests primarily in Underlying ETFs that invest in domestic small-, mid- and large-capitalization equity asset classes and international equity asset classes (including emerging markets) and, to a lesser extent, in the fixed-income asset class. The proportion of the overall portfolio invested in the equity asset classes is based on the Manager’s research findings that show such asset classes have been essential to overcome the effects of inflation and to benefit from compounding returns over long time frames. The Manager includes the international equity asset class because it believes that the international equity asset class has the potential to provide competitive returns as well as diversification. An allocation to the fixed-income asset class is included in an attempt to provide relative diversification and stability and some current income. Under normal market conditions, the Fund will approximately maintain its allocation to aggressive asset classes (or such other allocations as may be deemed appropriate in the future) until 2015 when TargETFund 2035 is intended to become more conservative over time until (in 2035) its investments are substantially similar to TargETFund Core (or such other allocation as may be deemed appropriate in the future for TargETFund Core).

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TargETFund 2025:    Under normal market conditions, this Fund invests primarily in Underlying ETFs that invest in domestic small-, mid- and large-capitalization equity asset classes and international equity asset classes (including emerging markets) and, to a lesser extent, in the fixed-income asset class. The proportion of the overall portfolio invested in the equity asset classes is based on the Manager’s research findings that show such asset classes have been essential to overcome the effects of inflation and to benefit from compounding returns over long time frames. The Manager includes the international equity asset class because it believes that the international equity asset class has the potential to provide competitive returns as well as diversification. An allocation to the fixed-income asset class is included in an attempt to provide relative diversification and stability and some current income as the Fund moves from a more volatile asset allocation to a less volatile asset allocation.

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TargETFund 2015:    Under normal market conditions, this Fund invests in Underlying ETFs that invest in domestic small-, mid- and large-capitalization equity asset classes and international equity asset classes, including emerging markets. In addition, this Fund under normal market conditions invests in Underlying ETFs that invest in real estate securities (in the form of REITs) and in Underlying ETFs that invest in the fixed-income asset class. The Manager believes that exposure to real estate securities (i.e., REITs) can provide relative diversification, and reduce volatility in yield and market values. An allocation to the fixed-income asset class is included in an attempt to provide relative diversification and stability and some current income.

■

TargETFund Core:    Under normal market conditions, this Fund invests in Underlying ETFs that primarily invest in (i) domestic mid- and large-capitalization equity asset classes; (ii) international equity asset classes (not including emerging markets); (iii) real estate securities (in the form of REITs); and (iv) the fixed-income asset class (including Underlying ETFs that invest in US government securities and inflation-protected securities (e.g., Treasury-Inflation Protected Securities or TIPs)). The Fund normally will not invest in ETFs that track the indices included under the caption “Underlying ETFs—Types of Underlying ETFs—US Small Capitalization Equity” or that primarily invest in the emerging markets equity asset class. This reflects the Manager’s opinion that these asset classes are too volatile and speculative for investors who seek capital appreciation and preservation of capital with current income. As with TargETFund 2015, the Manager believes that exposure to real estate securities (i.e., REITs) can provide relative diversification, and reduce volatility in yield and market values. Similarly, exposure to the fixed-income asset class is included in an attempt to provide relative diversification and stability and current income. An allocation to Underlying ETFs that invest in US government securities is included because the Manager believes that such an allocation can help protect against sudden market downturns that could erode capital, especially if they occur when income is withdrawn. An allocation to Underlying ETFs that invest in TIPs is included because the Manager believes that such an allocation can help protect capital against the effects of inflation.

Q:	What is Seligman Time Horizon Matrix?

A:

Seligman Time Horizon Matrix is a multidiscipline strategy designed for investors seeking to manage market risk and build wealth over time. The strategy is based on historical calendar-year performance of various asset classes since 1950 and may be updated as the Manager deems appropriate. The foundation for this strategy is the historical observation that the relative risk of various asset classes changes over time. For example, from 1950 to 2007, the worst 20 calendar-year period for small cap stocks produced an average annual return of 8.21% which is better than the best 20 calendar-year period for Treasury bills, which posted a 7.72% average annual return (see Appendix B). Based on this observation, the Manager believes that time, as well as asset allocation, can be used to diversify risk. Through its systematic investment approach that seeks to meet financial goals, Seligman Time Horizon Matrix seeks to manage the impact of market fluctuations. A basic premise of Seligman Time Horizon Matrix is to stay invested throughout market fluctuations rather than trying to time general market movements and avoid volatility by jumping in and out of various investments. As investment history has shown, it has been nearly impossible to time general market movements successfully on a consistent basis.

Q:	What is Seligman Harvester?

A:	Seligman Harvester (which is incorporated into Seligman Time Horizon Matrix) is an asset allocation strategy designed for investors who seek current income and capital preservation as well as growth of capital. This strategy is designed for investors who need to withdraw income from accumulated assets, and who, therefore, may be more sensitive to the volatility of their investments. For example, if you withdraw a fixed amount of an investment in a down market you deplete more capital than you would in an up market because you have to sell more of your investment to produce the desired withdrawal. Further, if the market rebounds, fewer assets will be left to take part in the upswing. The Seligman Harvester strategy seeks to reduce such risks through what the Manager believes is an appropriate allocation to historically less volatile asset classes. If you purchase TargETFund Core and are seeking to withdraw income from this Fund, the Manager recommends that you consult a financial and/or tax advisor to develop an appropriate withdrawal strategy that includes, for example, such factors as your liquidity needs, other sources of income, and tax considerations.

Q:	How was Seligman Time Horizon Matrix developed?

A:	Seligman Time Horizon Matrix is the result of extensive proprietary research by the Manager that examines the performance of different asset classes over various time periods. Although past performance of asset classes is not a guarantee of future results, the Manager believes that an analysis of historical performance can provide guidelines that help make prudent long-term investment decisions. The Manager’s research shows that, historically, as time frames lengthen, market volatility and the relative risk among various asset classes changes.

For example, small-capitalization stocks have been relatively volatile when compared with Treasury bills over a number of different one-year holding periods. However, when holding periods have been extended, the relative risk between small-capitalization stocks and Treasury bills has been more closely aligned. In fact, this research demonstrates that in any 20 calendar-year holding period since 1950 the worst performance of small-capitalization stocks surpassed the best performance of Treasury bills. Seligman Time Horizon Matrix is the result of similar comparisons among all the asset classes described in Appendix A over one-, five-, 10-, 20- and 30-year holding periods. Of course, past performance is not a guarantee of future results.

Q:	How was Seligman Harvester developed?

A:

Seligman Harvester also was developed through proprietary research conducted by the Manager. Using sophisticated statistical techniques to analyze asset class returns since 1950, this research tested different combinations of withdrawal strategies and asset allocations to assess the probability of conserving capital in down markets while realizing current income. Like Seligman Time Horizon Matrix, Seligman Harvester may be updated. One of the key design parameters for a Harvester portfolio was to develop an allocation that would have had no negative investment results over any five-year period since 1950. The Manager’s research in-

dicates that an asset allocation comprising equities (including real estate securities), fixed- income securities and US government securities was particularly effective in conserving capital over long time periods when used with certain withdrawal strategies. Under normal market conditions, Seligman TargETFund Core intends to maintain an asset allocation that includes such asset classes.

Q:	How do the TargETFunds implement the Time Horizon Matrix and Harvester strategies?

A:	TargETFund 2025 and TargETFund 2015 seek to reduce an investor’s portfolio volatility on a periodic basis through “migration.” Migration involves periodically shifting portfolio investments from historically more volatile asset classes to historically less volatile asset classes. This process continues generally in accordance with the recommendations in Seligman Time Horizon Matrix until the portfolio matches the asset allocation recommended by TargETFund Core (or such other allocation as may be deemed appropriate in the future for TargETFund Core). The Manager may deviate from the Seligman Time Horizon Matrix’s recommended allocations at any time (including at migration or otherwise) based on market or other con-ditions or events. For example, the Manager has added an allocation to the fixed-income asset class to each of TargETFund 2045 and TargETFund 2035 and increased such allocation to TargETFund 2025. As discussed above, TargETFund 2025 and TargETFund 2015 have implemented migration. TargETFund 2045 and TargETFund 2035 will automatically implement migration in 2025 and 2015, respectively. TargETFund Core, which seeks to approximately maintain its target allocation, does not use migration.

Q:	Why shouldn’t I just invest in Underlying ETFs directly?

A:	Investing in the Funds offers you the choice of turnkey convenience, simplicity and the benefits of the Manager’s on-going research. For example, your statements will detail only one Fund rather than all the various individual Underlying ETFs. Moreover, by using cash flows and periodic adjustments, the Manager will seek to maintain an investment in Underlying ETFs that approximates, to the extent possible, targeted allocations. By contrast, if you choose to invest in Underlying ETFs separately, you would have to make these adjustments yourself. Such adjustments may incur significant transaction costs.

Additional Information About the Funds’ Investment Strategies and Risks

As mentioned above, each Fund pursues its investment objective by investing in Underlying ETFs. Each Fund may also invest up to 20% of its net assets in US government securities, high-quality short-term debt instruments, cash and cash equivalents. The Funds may, from time to time, take temporary defensive positions that are inconsistent with their respective strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Funds from achieving their respective objective(s).

A Fund may purchase or sell shares of Underlying ETFs, US government securities and high-quality short-term debt instruments: (a) to accommodate purchases and sales of its shares; (b) with respect to the Target Date Funds, to implement the process of migration as discussed under “Asset Allocation Strategies” and “Questions and Answers about the Funds”; and (c) to adjust the percentages of its assets invested in each Underlying ETFs, US government securities, high-quality short-term debt instruments, cash and cash equivalents in response to economic, market or other conditions or events, as well as changes in Seligman Time Horizon Matrix.

As described above, under normal conditions, the Manager, with respect to certain of the Funds, intends periodically to reallocate its investments in Underlying ETFs. The Manager may also reallocate any Fund’s investments in response to economic, market or other conditions or events. In both cases, these reallocations may generate net capital gains (including short-term capital gains that are generally taxed to investors at ordinary income tax rates) to investors in such Funds. The Manager will seek to minimize the realization of net capital gains by allocating both positive and negative cash flows (realized from purchases and sales of Fund shares) in a manner that moves the actual positions in Underlying ETFs toward the asset allocations deemed appropriate by the Manager. However, the reallocation process may generate net capital gains for investors that are higher than the net capital gains ordinarily incurred by an investor through an asset allocation strategy that has broader investment ranges or an asset allocation strategy designed by the investor.

Investors in the Funds may bear expenses directly or indirectly through sales of securities held by the Funds and Underlying ETFs that result in realization of ordinary income or taxable gains (including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates).

Except for its fundamental policies of investing at least 80% of its net assets in Underlying ETFs, each Fund may change its principal strategies if the Board of Directors believes doing so is consistent with that Fund’s objective. In addition, Underlying ETFs, US government securities and short-term debt instruments in which each Fund may invest, the asset allocations, indices, and the investments in each Underlying ETF may be changed from time to time without shareholder approval. However, each Fund’s objective(s) and its fundamental policies may be changed only with shareholder approval.

Each Fund is subject to the risk that the asset allocation strategy used by the Manager may fail to produce the intended results. The historical data on which Seligman Time Horizon Matrix and Seligman Harvester are based involve the performance of various asset classes. Past performance, however, is not a guarantee of future performance. Moreover, the investments of Underlying ETFs may differ significantly from the securities that comprise those asset classes, and there is a risk that the performance of Underlying ETFs will not be the same as the performance of those asset classes.

A Fund may not be able to pay or timely pay redemption proceeds within the period stated in the Prospectus because of unusual market or other conditions.

There is no guarantee that investors will realize their investment goals by investing in one or more of the Funds. Investors should carefully consider the risks and tax consequences involved with an investment in one or more of the Funds.

A more complete description of the risks associated with the investment practices of Underlying ETFs is provided under “Certain Risks of Underlying ETFs” in this Prospectus and in “Underlying ETFs” in the Series’ Statement of Additional Information.

Management

The Board of Directors of the Series provides broad supervision over the affairs of each Fund.

The Manager of each Fund, J. & W. Seligman & Co. Incorporated, is located at 100 Park Avenue, New York, New York 10017. The Manager is responsible for each Fund’s investments and administers each Fund’s business and other affairs.

Established in 1864, the Manager currently serves as manager to 24 US registered investment companies, which offer 61 investment portfolios with approximately $11.6 billion in assets as of December 31, 2007. The Manager also provides investment management or advice to institutional or other accounts having an aggregate value at December 31, 2007 of approximately $8.1 billion.

Each Fund pays the Manager a management fee for its advisory services. The fee rate declines as each Fund’s net assets increase. The management fee rates are equal to an annual rate of 0.50% of each Fund’s average daily net assets for up to $500 million of net assets per Fund, 0.45% of each Fund’s average daily net assets from $500 million to $1 billion of net assets per Fund and 0.40% of each Fund’s average daily net assets in excess of $1 billion per Fund. For the fiscal year ended September 30, 2007, the net management fee paid by the Funds to the Manager, as a percentage of the Fund’s average daily net assets (which reflects the management fee waiver/expense reimbursement described below), are as follows: 0% for each of TargETFund 2045 and TargETFund 2035, 0.13% for TargETFund 2025, 0.19% for TargETFund 2015 and 0.31% for TargETFund Core.

Through at least January 31, 2015, the Manager has contractually undertaken to waive its management fee and/or to reimburse each Fund’s expenses to the extent that each of the Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.23% per annum of that Fund’s average daily net assets (excluding the assets in Class I shares, shares of which are not offered in this Prospectus).

In addition to the management fees paid by each of the Funds, investors will bear the management fees charged by Underlying ETFs. This will result in an investor paying higher overall fees than if the investor purchased Underlying ETFs directly.

A discussion regarding the basis for the Series’ Board of Director’s approval of the continuance of the investment management agreement between the Series and the Manager will be made available in the Series’ Mid-Year Report, dated March 31, 2008.

Portfolio Management

Mr. Charles W. Kadlec and Mr. John B. Cunningham are each Co-Portfolio Managers of the Funds and Vice Presidents of the Series. Mr. Kadlec is also a Managing Director and Director of the Manager. Mr. Kadlec is also the President of Seligman Advisors, Inc. and Seligman Services, Inc. and is responsible for overseeing the business operations of each. He is also a Vice President and Portfolio Manager of Seligman Asset Allocation Series, Inc. Mr. Kadlec is the architect of several investment strategies, chief among them Seligman Time Horizon Matrix and Seligman Harvester. He is also Vice President of Tri-Continental Corporation.

Mr. Kadlec joined the Manager in December 1985 and has since held various positions. In 1997, he became Chief Investment Strategist for Seligman Advisors and in 2002 assumed additional responsibilities as the Director of High Net Worth Marketing. In 2004, he became Executive Vice President of Seligman Advisors and assumed his current position with Seligman Advisors in January 2005.

Mr. Cunningham is also a Vice President and Portfolio Manager of Seligman Common Stock Fund, Tri-Continental Corporation and Seligman Income and Growth Fund, Inc. He is also Vice President of

Seligman Portfolios, Inc. and Portfolio Manager of its Seligman Common Stock Portfolio. Mr. Cunningham is also a Managing Director and Chief Investment Officer of the Manager. Prior to joining the Manager in 2004, Mr. Cunningham was, beginning in 2001, a Managing Director, Senior Portfolio Manager of Salomon Brothers Asset Management (“SBAM”) and Group Head of SBAM’s Equity Team. Prior to 2001, he was Director, Portfolio Manager of SBAM.

Mr. Kadlec and Mr. Cunningham each have decision-making authority with respect to each Fund’s investments. They are responsible for the direction and interpretation of the ongoing statistical research that, in combination with their investment judgment, forms the basis of changes in the asset allocations of the Funds. In addition, they are responsible for managing cash inflows and outflows and the migration process.

Mr. Gary Terpening provides assistance in managing the Funds through his research and contributions to investment decisions with respect to the design of the overall asset allocations and through the recommendation of specific Underlying ETFs for the implementation of those allocation strategies. Mr. Terpening is Senior Vice President of the Manager and Seligman Advisors.

The Series’ Statement of Additional Information provides additional information about the compensation of the individuals named above (the “Portfolio Managers”), other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities of the Funds.

Affiliates of the Manager:

Seligman Advisors, Inc. (“Seligman Advisors”):

Each Fund’s distributor; responsible for accepting orders for purchases and sales of Fund shares.

Seligman Services, Inc.:

A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated broker or financial advisor.

Seligman Data Corp. (“SDC”):

Each Fund’s shareholder service agent; provides shareholder account services to the Funds at cost.

Regulatory Matters

In late 2003, J. & W. Seligman & Co. Incorporated (Seligman) conducted an extensive internal review concerning mutual fund trading practices. Seligman’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the “Seligman Funds”); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the Securities and Exchange Commission (the “SEC”) and the Office of the Attorney General of the State of New York (“NYAG”).

In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit.

Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by Seligman and not by the Seligman Funds. If the NYAG obtains injunctive relief, Seligman and its affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies.

Seligman does not believe that the foregoing legal action or other possible actions will have a material adverse impact on Seligman or its clients, including the Seligman Funds and other investment companies managed by it; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

Underlying ETFs

Types of Underlying ETFs

In pursuing their respective investment objectives, each Fund will invest in Underlying ETFs in accordance with the asset allocation and investment strategies contained in this Prospectus. Underlying ETFs in which the Funds may invest include those that seek to track the indices set forth below by primary asset class. In addition, Underlying ETFs may include ETFs that track different indices within these assets classes or indices corresponding to asset classes that are not listed below. There can be no assurances that any Fund will invest in any particular asset class or that any particular index and corresponding Underlying ETF will be used by any of the Funds. The Manager may, at its discretion, add other asset classes, indices and Underlying ETFs. Certain indices and Underlying ETFs, due to their characteristics, may fit into more than one asset class, and be used by the Manager for that purpose.

US Large-Capitalization Equity

■  Dow Jones US Select Dividend IndexSM

■  Russell 1000® Index

■  Russell 1000® Growth Index

■  Russell 1000® Value Index

■  Standard & Poor’s 500 Composite Stock Index (S&P 500®)

■  Standard & Poor’s 100 Stock Index
(S&P 100®)

■   NYSE US 100 Index®

■  Dow Jones Wilshire Large Cap Value Index

■  Dow Jones Wilshire Large Cap Growth Index

■  Morningstar Large Growth Index

■  Morningstar Large Value Index

■  S&P 500/Citigroup Pure Value Index

■  S&P 500/Citigroup Pure Growth Index

■  MSCI US Prime Market Value Index

■  WisdomTree LargeCap Dividend Index

US Mid-Capitalization Equity
■ Russell Midcap® Index ■ Russell Midcap® Value Index

■  Russell Midcap® Growth Index

■  Morningstar Mid Growth Index

■  Morningstar Mid Value Index

■  S&P MidCap 400/Citigroup Value Index

■  S&P MidCap 400/Citigroup Pure Value Index

■  S&P MidCap 400/Citigroup Growth Index

■  S&P MidCap 400/Citigroup Pure Growth Index

■  Dow Jones Wilshire Mid Cap Value Index

■  Dow Jones Wilshire Mid Cap Growth Index

■  Morgan Stanley Capital International United States Mid Cap Value Index

■  Morgan Stanley Capital International United States Mid Cap Growth Index

■  WisdomTree MidCap Dividend Index

US Small-Capitalization Equity

■  Russell 2000® Index

■  Russell 2000® Value Index

■  Russell 2000® Growth Index

■  S&P SmallCap 600® Index

■  Morningstar Small Growth Index

■  Morningstar Small Value Index

■  S&P SmallCap 600/Citigroup Value Index

■  S&P SmallCap 600/Citigroup Pure Value Index

■  S&P SmallCap 600/Citigroup Growth Index

■  S&P SmallCap 600/Citigroup Pure Growth Index

■  Dow Jones Wilshire Small Cap Value Index

■  Dow Jones Wilshire Small Cap Growth Index

■  MSCI US Small Cap Value Index

■  MSCI US Small Cap Growth Index

■  WisdomTree SmallCap Dividend Index

International Equity
■ Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE Index®) ■ Morgan Stanley Capital International Emerging Markets Index (MSCI Emerging Markets (EM) IndexSM)
■ WisdomTree International LargeCap Dividend Index ■ WisdomTree International SmallCap Dividend Index

Fixed Income

■  iBoxx® $ Liquid Investment Grade Index

■  iBoxx® $ Liquid High Yield Index

■  Lehman Brothers 1-3 Year US Treasury Index

■  Lehman Brothers US Aggregate Index

■  Lehman Brothers US Treasury TIPS Index

■  Lehman Brothers US Government/Credit Bond Index

■  Lehman Brothers High Yield Very Liquid Index

■  Wachovia High Yield Bond Index

■  Lehman Brothers Global Treasury Ex US Capped Index

■  Barclays US Government Inflation Linked Bond Index

Real Estate Securities

■  Dow Jones US Real Estate Index

■  Dow Jones Wilshire Ex-US Real Estate Securities Index

■  Wilshire REIT Index

■  FTSE-NAREIT Equity REITs Index[1]

■  Cohen & Steers Realty Majors Index

■  UBS Global Real Estate Investors Index[1]

■  FTSE EPRA/NAREIT Global Real Estate Index[1]

■  Wisdom Tree International Real Estate Index

■  S&P REIT Composite Index

By way of example, Underlying ETFs may include specific series of iShares Trust, iShares, Inc., SPDR Trust Series 1, MidCap SPDR Trust and other ETFs that have obtained exemptive orders from the Securities and Exchange Commission (the “SEC”).2

[1]	As of the date of this Prospectus, the index is not being tracked by an ETF.
[2]

iShares is a registered mark of Barclays Global Investors, N.A. (“BGI”), and the indices and underlying ETFs noted above are registered marks of various institutions. The Series or the Series’ Funds offered by this Prospectus are not sponsored, endorsed, sold, or promoted by BGI, any other ETF sponsor or index sponsor. BGI, other ETF sponsors and index sponsors make no representations or warranties to the shareholders of the Funds or any member of the public regarding the advisability of investing in the Funds. BGI, other ETF sponsors and index sponsors have no obligation or liability in connection with the operation, marketing, trading or sale of the Funds.

Underlying ETFs file financial and other information with the SEC. Such information is publicly available at www.sec.gov. No representation or warranty is hereby made as to the accuracy or completeness of any such information.

Limitations on Investing in Other Investment Companies

Generally, under the Investment Company Act of 1940, as amended (the “1940 Act”), a Fund may not acquire shares of another investment company (including Underlying ETFs) if, immediately after such acquisition, (i) such Fund would hold more than 3% of the other investment company’s total outstanding shares, (ii) if such Fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the Fund, or (iii) if more than 10% of such Fund’s total assets would be invested in investment companies. The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Funds) in excess of these limits. The Funds’ ability to invest in Underlying ETFs will be severely constrained unless the Underlying ETFs have received such an order from the SEC, and the Underlying ETF and the Funds take appropriate steps to comply with relevant terms and conditions of such orders.

A Fund will invest in an Underlying ETF only if the SEC has issued such an exemptive order to the Underlying ETF which permit investment companies, including the Funds, to invest in the Underlying ETF beyond the limitations in the 1940 Act, subject to certain terms and conditions, including that such investment companies enter into an agreement with the Underlying ETF before investing in them in excess of the 3% limitation in the 1940 Act. To the extent other ETFs obtain similar exemptive relief from the SEC, the Funds may seek to qualify to invest in such other ETFs in excess of the limitations set forth in the 1940 Act. Each Fund may invest greater than 25% of its assets in any one Underlying ETF, although no Fund intends to invest greater than 40% of its assets in any one Underlying ETF.

To the extent the limitations of the 1940 Act apply to an Underlying ETF, such limitations may prevent a Fund from allocating its investments in the manner that the Manager considers optimal, or cause the Manager to select a similar index or sector-based mutual fund or other investment company (each, an “Other Investment Company”), or a similar basket of stocks (a group of securities related by index or sector that are pre-selected by, and made available through, certain brokers) (“Stock Baskets”) as an alternative. The Funds may also invest in Other Investment Companies or Stock Baskets when the Manager believes they represent more attractive opportunities than similar Underlying ETFs.

Each Fund invests a substantial portion of its assets in Underlying ETFs. Accordingly, each Fund’s performance depends upon a favorable allocation among Underlying ETFs as well as the ability of Underlying ETFs to generate favorable performance.

Certain Risks of Underlying ETFs

The following summarizes certain risks associated with investments in Underlying ETFs. The summary is not intended to be exhaustive.

There can be no assurance that the investment objective(s) of any Underlying ETFs will be achieved. Each Underlying ETF’s investments (both equity and fixed-income) may be affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events. You may experience a decline in the value of your investment, and you could lose money if you sell your shares at a price lower than you paid for them.

An investment in Underlying ETFs is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The US government does not guarantee the market value or the current yield of government securities. Each Underlying ETF’s net asset value, yield (if applicable) and total return will fluctuate and are not guaranteed by the US government.

Equity-Related Risks

The following risks relate to investments in equity securities, including common stocks, securities convertible into common stocks, options and warrants. TargETFund 2045, TargETFund 2035 and TargETFund 2025 will initially invest most of their respective assets in Underlying ETFs investing primarily in equity securities. TargETFund 2015 and TargETFund Core will invest a substantial portion of their assets in Underlying ETFs investing primarily in equity securities.

Securities of Large-Capitalization Companies—Certain Underlying ETFs invest a portion of their assets in the stocks of large-capitalization companies. Stocks of large-capitalization companies have at times experienced periods of volatility and negative performance. During such periods, the value of such stocks may decline. This could adversely affect these Underlying ETF’s performance.

Securities of Small-Capitalization Companies—Certain Underlying ETFs invest in the stocks of small-capitalization companies. Investments in such companies typically involve greater risks than investments in larger-capitalization companies. Small-capitalization companies, as a whole, may have shorter operating histories, less experienced management and limited product lines, markets and financial or managerial resources. In addition, such companies may be thinly traded and therefore subject to greater price volatility. Also, such companies may be more vulnerable than larger-capitalization companies to adverse business or economic developments.

Securities of Mid-Capitalization Companies—Certain Underlying ETFs invest a portion of their assets in the stocks of mid-capitalization companies. These companies, to certain degrees, are subject to the risks associated with investments in large-capitalization companies and small- capitalization companies, each as described above.

Sector Volatility—Certain Underlying ETFs may invest more heavily in certain industries or sectors believed by the Manager to offer good investment opportunities. If any of these industries or sectors fall out of favor, performance may be negatively affected.

Non-Diversification—Certain Underlying ETFs are classified as non-diversified. This means that such an Underlying ETF may invest most of its assets in securities issued by or representing a small number of companies. As a result, such an Underlying ETF may be more susceptible to risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

Illiquid Securities and Derivatives —Certain Underlying ETFs may invest in illiquid securities. Certain Underlying ETFs may invest in derivatives, such as stock index futures. These investments involve higher risk and subject such Underlying ETFs to higher price volatility.

Foreign Securities—Certain Underlying ETFs may invest in securities of foreign issuers. These securities involve risks not associated with US investments, including settlement risks, currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.

Emerging Markets Securities—Certain Underlying ETFs may invest in securities of issuers located in emerging countries. Emerging countries may have relatively unstable governments, economies based on less diversified industrial bases and securities markets that trade a smaller number of securities. Companies in emerging markets are often smaller, less seasoned and more recently organized than many US companies.

Real Estate-Related Risks

Risks of Real Estate Investments and REITs—Certain Underlying ETFs may invest in securities issued by real estate companies (including REITs) and these may be subject to the risks associated with the direct ownership of real estate. These risks include declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other capital; overbuilding; lack of completion of developments or delays in completion; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws or other government regulations; costs resulting from the clean-up of, and legal liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; limitations on, or unavailability of, insurance on favorable economic terms; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; tenant bankruptcies and other credit problems; changes in valuation due to the impact of terrorist incidents on a particular property or area, or on a segment of the economy; uninsured damages, including those arising from floods, earthquakes or other natural disasters or from acts of war or terrorism; changes in interest rates; and legal, cultural or technological developments.

These risks, including the perception that these risks may materialize, could contribute to a decline in dividends received and paid by an Underlying ETF and a decline in the value of its investments and, consequently, its share price. To the extent investments are concentrated in particular geographical regions or types of real estate companies, it may be subject to certain of these risks to a greater degree.

The above factors may also adversely affect a borrower’s or a lessee’s ability or willingness to meet its obligations to the real estate company. In the event of a default by a borrower or lessee, the real estate company may suffer losses, experience delays in enforcing its rights as a mortgagee or lessor and incur substantial costs associated with protecting its investments.

Equity REITs (those REITs that invest a majority of their assets in real property and derive their income primarily from rents) may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs (those REITs that invest a majority of their assets in real estate mortgages and derive their income primarily from interest payments) may be affected by the quality of any credit extended, interest rates and refinancings. Further, REITs are dependent upon management skills and generally may not be diversified. As a result, performance of any REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. REITs are also subject to heavy cash flow dependency. REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended, or to maintain their exemptions from registration under the 1940 Act. Any such failure by a REIT could adversely affect the value of an investment in an Underlying ETF that invests in REITs.

REITs have ongoing operating fees and expenses, which may include management, advisory and administration fees or expenses. These fees and expenses are borne by REIT shareholders, including an Underlying ETF, and indirectly, the Funds.

Interest Rate Risk—Because investors generally look to real estate companies for a stream of income, the prices of real estate company shares may be more sensitive to changes in interest rates than are other equity securities.

Fixed-Income-Related Risks

The following risks relate to investments in fixed-income securities in which certain Underlying ETFs may invest, including bonds, notes and mortgage-backed securities.

Credit risk—A fixed-income security may deteriorate in quality to such an extent that its rating is downgraded or its market value declines. Credit risk also includes the risk that an issuer of fixed-income securities would not be able to make or timely make interest and principal payments. If an Underlying ETF holds securities that have been downgraded, or that default on payment, its performance could be negatively affected.

Ratings by Moody’s and S&P are generally accepted measures of credit risk. However, these ratings have limitations. The rating of an issuer is based heavily on past developments and does not necessarily reflect probable future condition. Frequently there is a lag between the time the rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

Certain of the Funds invest a portion of their assets in Underlying ETFs that invest in the securities of issuers that hold mortgage and asset backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Underlying ETFs in which the Funds invest.

Market risk—Fixed-income securities in which the relevant Underlying ETFs invest are traded principally by dealers in the over-the-counter market. Prices of bonds may fall in response to economic events or trends or in response to events specific to a single issuer, such as a downgrade in the issuer’s credit rating or business prospects. Adverse market conditions could reduce the number of ready buyers.

Interest-Rate Risk—Generally, as interest rates rise, the value of fixed-income securities will decline. This effect of interest rates is usually greater for longer-term securities. Longer-term securities generally tend to produce higher yields but are subject to greater market fluctuations as a result of changes in interest rates than fixed-income securities with shorter maturities.

Additionally, when interest rates are falling, the inflow of new money into each of these Underlying ETFs from their sale of shares will likely be invested in securities producing lower yields than the balance of the Underlying ETF’s assets, reducing the current yield of the Underlying ETF. In periods of rising interest rates, the opposite may be true. Certain Underlying ETFs invest in securities issued by the US government, which are considered among the safest of fixed-income investments. However, their market values, like those of other debt securities, will fluctuate with changes, real or antici-pated, in the level of interest rates. The value of an

Underlying ETF that invests in US government securities will fluctuate accordingly, and its yield will vary based on the yield of its portfolio securities.

Illiquid Securities and Derivatives—Certain Underlying ETFs may invest in illiquid securities. Certain Underlying ETFs may invest in derivatives. These investments involve higher risk and subject these Underlying ETFs to higher price volatility.

Foreign Securities—Certain Underlying ETFs may invest in fixed-income securities of foreign issuers. These securities involve risks not associated with US investments, including settlement risks, currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.

Shareholder Information

Deciding Which Class of Shares to Buy

Each Class of a Fund represents an interest in the same portfolio of investments. However, each Class has its own sales charge schedule, and its ongoing 12b-1 fees may differ from other Classes. When deciding which Class of shares to buy, you should consider, among other things:

■	The amount you plan to invest.

■	How long you intend to remain invested in each Fund, or another Seligman mutual fund.

■

If you would prefer to pay an initial sales charge and lower ongoing 12b-1 fees, or be subject to a CDSC (i.e., a contingent deferred sales charge) and pay higher ongoing 12b-1 fees, or in the case of employee benefit plans eligible to purchase Class R shares, be subject to a CDSC for a shorter period of time and pay higher ongoing 12b-1 fees.

■	Whether you may be eligible for reduced or no sales charges when you buy or sell shares.

An authorized dealer or your financial advisor will be able to help you decide which Class of shares best meets your needs.

Class A

■	Initial sales charge on Fund purchases, as set forth below:

Amount of your Investment	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Net Amount Invested	Regular Dealer Discount as a % of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 – $99,999	4.50	4.71	4.00
$100,000 – $249,999	3.50	3.63	3.00
$250,000 – $499,999	2.50	2.56	2.25
$500,000 – $999,999	2.00	2.04	1.75
$1,000,000 and over(2)	0.00	0.00	0.00

(1)	“Offering Price” is the amount that you actually pay for each Fund’s shares; it includes the initial sales charge.
(2)	You will not pay an initial sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within 18 months.

■	Annual 12b-1 fee (for shareholder services) of up to 0.25%.

■	No initial sales charge on reinvested dividends or capital gain distributions.

Please consult your financial advisor for assistance in selecting the appropriate class of shares.

Information Regarding Breakpoint Discounts for Class A Shares

Purchases of Class A shares by a “single person” may be eligible for the reduced initial sales charges (“Breakpoint Discounts”) that are described above. For the purpose of the Breakpoint Discount thresholds, “single persons” includes individuals and immediate family members (i.e., husband, wife, and minor child), as well as designated fiduciaries, certain employee benefit plans and certain tax-exempt organizations. For more information about what constitutes a “single person”, please consult the Series’ Statement of Additional Information. “Single persons” may be eligible for Breakpoint Discounts under the following circumstances:

Discounts and Rights of Accumulation.  Breakpoint Discounts contemplated above are available under a Seligman Group of Funds program referred to as “Rights of Accumulation.” Under this program, reduced sales charges will apply if the sum of (i) the current amount being invested by a “single person” in Class A shares of a Fund and in Class A shares of other Seligman mutual funds (excluding Seligman Cash Management Fund), (ii) the current net asset value of the Class A and Class B shares of other Seligman mutual funds already owned by the “single person” other than Seligman Cash Management Fund (except as provided in (iii)) and (iii) the current net asset value of Class A shares of Seligman Cash Management Fund which were acquired by a “single person” through an exchange of Class A shares of another Seligman mutual fund, exceeds the Breakpoint Discount thresholds described for Class A shares above.

The value of the shares contemplated by items (ii) and (iii) above (collectively, the “Prior Owned Shares”) will be taken into account only if SDC or the financial intermediary (if you are purchasing through a financial intermediary) is notified that there are holdings eligible for aggregation to meet the applicable Breakpoint Discount thresholds. If you are purchasing shares through a financial intermediary, you should consult with your intermediary to determine what information you will need to provide them in order to receive the Breakpoint Discounts to which you may be entitled. This information may include account records regarding shares eligible for aggregation that are held at any financial intermediary, as well as a social security or tax identification number. You may need to provide this information each time you purchase shares. In addition, certain financial intermediaries may prohibit you from aggregating investments in the Seligman Group if those investments are held in your accounts with a different intermediary or with SDC.

If you are dealing directly with SDC, you should provide SDC with account information for any shares eligible for aggregation. This information includes account records and a social security or tax identification number. You may need to provide this information each time you purchase shares.

Letter of Intent.  A letter of intent allows you to purchase Class A shares over a 13-month period with the benefit of the Breakpoint Discounts discussed above, based on the total amount of Class A shares of a Fund that the letter states that you intend to purchase plus the current net asset value of the Prior Owned Shares. Reduced sales charges may be applied to purchases made within a 13-month period starting from the date of receipt from you of a letter of intent. In connection with such arrangement, a portion of the shares you initially purchase will be held in escrow to provide for any sales charges that might result if you fail to purchase the amount of shares contemplated by the letter of intent assuming your purchases would not otherwise be eligible for Breakpoint Discounts. These shares will be released upon completion of the purchases contemplated by the letter of intent.

Eligible Employee Benefit Plans.  Eligible employee benefit plans which have at least $2 million in plan assets at the time of investment in the Fund may purchase Class A shares at net asset value, but, in the event of plan termination, will be subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination.

BISYS Plans.  Plans that (i) own Class B shares of any Seligman mutual fund and (ii) participate in Seligman Growth 401(k) through BISYS’s third-party administration platform may, with new contributions, purchase Class A shares at net asset value. Class A shares purchased at net asset value are subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination.

CDSCs.  Purchases of Class A shares of $1 million or more under any of the programs discussed above are subject to a CDSC of 1% on redemptions made within 18 months of purchase, subject to certain limited exceptions set forth in the Series’ Statement of Additional Information.

Additional Information.  For more information regarding Breakpoint Discounts, please consult the Series’ Statement of Additional Information. This information can also be found at www.seligman.com via a hyperlink that is designed to facilitate access to the information.

Information Regarding Sales of Class A Shares at Net Asset Value

Class A shares of a Fund may be issued without a sales charge to present and former directors, trustees, officers, employees (and their respective family members) of such Fund, the other investment companies in the Seligman Group, Seligman, SDC and Seligman’s affiliates.

Class A shares may also be issued without an initial sales charge to the following entities as further described in the Series’ Statement of Additional Information: certain registered unit investment trusts; separate accounts established and maintained by certain insurance companies; registered representatives and employees (and their spouses and minor children) of any dealer or bank that has a sales agreement with the Funds’ distributor; financial institution trust departments; certain registered investment advisers; accounts of certain financial institutions, authorized dealers or investment advisors that charge account management fees; pursuant to certain sponsored arrangements with organizations that make recommendations or permit solicitations of its employees, members or participants; other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside Directors, or pursuant to a “fund of funds” arrangement; certain “eligible employee benefit plans”; those partners and employees of outside counsel to the Funds or its directors or trustees who regularly provide advice and services to the Funds, to other funds managed by Seligman, or to their directors or trustees; in connection with sales pursuant to retirement plan alliance programs that have a written agreement with the Fund’s distributor; and to participants in certain retirement and deferred compensation plans and trusts for which certain entities act as broker-dealer, trustee, or recordkeeper.

For more information about those who can purchase shares of the Funds without a sales charge and other relevant information, please consult the Series’ Statement of Additional Information. In addition, this information can be found at www.seligman.com via a hyperlink that is designed to facilitate access to the information.

If you are eligible to purchase Class A shares without a sales charge, you should inform your financial intermediary or SDC of such eligibility and be prepared to provide proof thereof.

Class B

■	Class B shares have been authorized by the Board of Directors but are not currently being offered.

■	No initial sales charge on purchases.

■	A declining CDSC on shares sold within 6 years of purchase:

Years Since Purchase	CDSC
Less than 1 year	5%
1 year or more but less than 2 years	4
2 years or more but less than 3 years	3
3 years or more but less than 4 years	3
4 years or more but less than 5 years	2
5 years or more but less than 6 years	1
6 years or more	0

■	Annual 12b-1 fee (for distribution and shareholder services) of up to 1.00%.

■

Automatic conversion to Class A shares approximately eight years after purchase, resulting in lower ongoing 12b-1 fees. If you intend to hold your Class B shares for less than six years, you should consider purchasing Class C or Class D shares due to the shorter CDSC applicable to Class C and Class D shares. Additionally, if you are eligible to purchase Class R shares, you should consider purchasing that class, which has lower ongoing fees and a shorter CDSC.

■	No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

If offered for sale, your purchase of Class B shares must be for less than $250,000, because if you invest $250,000 or more, you will pay less in fees and charges if you buy another Class of shares. Please consult your financial advisor for assistance in selecting the appropriate class of shares.

Class C or Class D*

■	No initial sales charge on purchases.

■	A 1% CDSC on shares sold within one year of purchase.

■	Annual 12b-1 fee (for distribution and shareholder services) of up to 1.00%.

■	No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

■	No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

*	Class D shares are not available to all investors. You may purchase Class D shares only (1) if you already own Class D shares of another Seligman mutual fund; (2) if your financial advisor of record maintains an omnibus account at SDC; or (3) pursuant to a 401(k) or other retirement plan program for which Class D shares are already available or for which the sponsor requests Class D shares because the sales charge structure of Class D shares is comparable to the sales charge structure of the other funds offered under the program.

Your purchase of Class C or Class D shares must be for less than $1,000,000 because if you invest $1,000,000 or more you will pay less in fees and charges if you buy Class A shares. Please consult your financial advisor for assistance in selecting the appropriate class of shares.

Class R**

■	No initial sales charge on purchases.

■	A 1% CDSC on shares sold within one year of the plan’s initial purchase of Class R shares of the Fund.

■	Annual 12b-1 fee (for distribution and shareholder services) of 0.50%.

■	No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

■	No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

Please consult your financial advisor for assistance in selecting the appropriate class of shares.

**	Class R shares are not available to all investors. You may purchase Class R shares only if you are a qualified or non-qualified employee benefit plan or arrangement (other than a Section 403(b) plan sponsored by public educational institutions) that provides for the purchase of Fund shares and has (1) less than $20 million in assets (determined at the time of initial investment in the Seligman Group of mutual funds); and (2) at least (a) $500,000 invested in the Seligman Group of mutual funds or (b) 50 eligible employees to whom such plan is made available.

The Manager (as well as the Funds’ distributor) may provide cash payments out of its own resources to financial intermediaries that sell shares of the Funds or otherwise provide services to the Funds. For more details regarding such payments, please consult the Series’ Statement of Additional Information.

The Series has adopted a plan under Rule 12b-1 of the 1940 Act that allows each Class of the Funds to pay 12b-1 fees for the sale and distribution of its shares and/or for providing services to shareholders.

Because each Fund’s 12b-1 fees are paid out of each Class’s assets on an ongoing basis, over time these fees will increase your investment expenses and may cost you more than other types of charges.

The Series’ Board of Directors believes that no conflict of interest currently exists between the Funds’ various classes of shares. On an ongoing basis, the Directors, in the exercise of their fiduciary duties under the 1940 Act and Maryland law, will seek to ensure that no such conflict arises.

How CDSCs Are Calculated

To minimize the amount of the CDSC you may pay when you sell your shares, each Fund assumes that shares acquired through reinvested dividends and capital gain distributions (which are not subject to a CDSC) are sold first. Shares that have been in your account long enough so they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order they were purchased (earliest to latest). The amount of any CDSC that you pay will be based on the shares’ original purchase price or current net asset value, whichever is less.

You will not pay a CDSC when you exchange shares of any Fund to buy the same class of shares of any other Seligman mutual fund or when you exchange shares of another Seligman mutual fund to buy the same class of shares of the Fund. For the purpose of calculating the CDSC, when you exchange shares of a Fund for the same class of another Seligman mutual fund, it will be assumed that you held the shares of the other Seligman mutual fund since the date you originally purchased the shares of the Fund. Similarly, when you exchange shares of another Seligman mutual fund for shares of a Fund, it will be assumed that you held the shares of the Fund since the date you originally purchased shares of the other Seligman mutual fund.

The CDSC on Class A, Class B, Class C, Class D and Class R shares may be waived or reduced in the following instances: on redemptions following death or disability; in connection with certain distributions from certain retirement plans, 403(b) plans, 401(k) plans and IRAs; in connection with shares sold to current and retired Directors of the Series; in connection with shares sold to a governmental entity which is prohibited by applicable laws from paying sales charges and related fees; in connection with systematic withdrawals; in connection with participation in certain 401(k) and retirement programs; on incidental redemptions to cover administrative expenses; on redemptions of shares initially purchased by an eligible employee benefit plan that are not in connection with a plan-level termination; and in the case of Class A shares purchased by certain institutional investors. The CDSC may also be waived on any redemption of Class A shares that are purchased by an eligible employee benefit plan that is a separate account client of Seligman at the time of initial investment (or within the prior 30 days) in a Seligman mutual fund. For more information, please consult the Series’ Statement of Additional Information or www.seligman.com.

CDSCs and the Combination of Funds

As discussed above, each of the Target Date Funds will automatically be combined with TargETFund Core during their respective target year. The Manager expects each of these combinations to be effected as an acquisition of the assets and liabilities of the applicable Target Date Fund in exchange for shares of TargETFund Core at net asset value, with the shares of TargETFund Core then distributed to shareholders of the applicable Target Date Fund. For the purpose of calculating CDSCs, holding periods in respect of shares of a Target Date Fund will be carried over to shares of TargETFund Core acquired as a result of the combination of Funds.

Pricing of Fund Shares

When you buy or sell shares, you do so at the Class’s net asset value (“NAV”) next calculated after Seligman Advisors accepts your request. However, in some cases, each Fund has authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of each Fund. In such instances, customer orders will be priced at the Class’s NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. Any applicable sales charge will be added to the purchase price for Class A shares. However, Seligman Advisors may reject any request to purchase Fund shares under the circumstances discussed later in this Prospectus under the captions “Important Policies That May Affect Your Account” and “Frequent Trading of Fund Shares.” Authorized financial intermediaries or their designees are responsible for forwarding your order in a timely manner.

NAV: Computed separately for each Class by dividing that Class’s share of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.

If your buy or sell order is received by an authorized financial intermediary or its designee after the close of regular trading on the New York Stock Exchange (“NYSE”), the order will be executed at the Class’s NAV calculated as of the close of regular trading on the next NYSE trading day, subject to any applicable sales charge. When you sell shares, you receive the Class’s per share NAV, less any applicable CDSC.

The NAV of each Fund’s shares is determined each day, Monday through Friday, on days that the NYSE is open for trading. Because certain or all of the Funds may invest in Underlying ETFs holding port-folio securities that are primarily listed on foreign exchanges that may trade on weekends or other days when the Underlying ETFs do not price their shares, the value of a Fund’s portfolio securities (i.e., Underlying ETFs that invest in securities that are primarily listed on foreign exchanges) may change on days when you may not be able to buy or sell Fund shares. Because of their higher 12b-1 fees, the NAV of Class B, Class C, Class D and Class R shares will generally be lower than the NAV of Class A shares of a Fund.

Underlying ETFs and other securities owned by each Fund are valued at current market prices. If Seligman concludes that the most recently reported (or closing) price of a security held by a Fund is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value the security at its fair value as determined in accordance with policies and procedures approved by the Series’ Board of Directors. The value of a security held by a Fund could be so determined in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intraday trading halts or extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security.

Opening Your Account

The Funds’ shares are sold through authorized dealers or financial advisors who have sales agreements with Seligman Advisors. There are several programs under which you may be eligible for reduced sales charges or lower minimum investments. Ask an authorized dealer or your financial advisor if any of these programs apply to you.

To make your initial investment in a Fund, contact an authorized dealer or your financial advisor or complete an account application and send it with your check made payable to the Fund directly to

SDC at the address provided on the account application. Your check must be in US dollars and be drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler’s checks or credit card convenience checks for investment.

The required minimum initial investments per Fund are:

■	Regular (non-retirement) accounts: $1,000

■	For accounts opened concurrently with Invest-A-Check®:
•	$100 to open if you will be making monthly investments
•	$250 to open if you will be making quarterly investments

You may buy shares of any Fund for all types of tax-deferred retirement plans. Contact Retirement Plan Services at the address or phone number listed on the inside back cover of this Prospectus for information and to receive the proper forms.

If you buy shares by check and subsequently sell the shares, SDC will not send your proceeds until your check clears, which could take up to 15 calendar days from the date of your purchase.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in that Fund and the other Seligman mutual funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee of $10 per year, per account, with a maximum charge of $150 per account. Send your request and a check for the fee to SDC at:

Seligman Data Corp.

P.O. Box 9759

Providence, RI 02940-9759

If you want to be able to buy, sell, or exchange shares by telephone, you should elect telephone services on the account application when you open your account. This will prevent you from having to complete a supplemental election form (which may require a medallion signature guarantee) at a later date.

How to Buy Additional Shares

After you have made your initial investment, there are many options available to make additional purchases of Fund shares.

Shares may be purchased through an authorized dealer or your financial advisor, or you may send a check directly to SDC. Please provide either an investment slip or a note that provides your name(s), Fund name, and account number. Unless you indicate otherwise, your investment will be made in the Class you already own. Send investment checks to:

Seligman Data Corp.

P.O. Box 9766

Providence, RI 02940-9766

Your check must be in US dollars and be drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler’s checks or credit card convenience checks for investment.

You may also use the following account services to make additional investments:

Invest-a-Check®. You may buy Fund shares electronically from a savings or checking account of an Automated Clearing House (“ACH”) member bank. If your bank is not a member of ACH, the Funds will debit your checking account by preauthorized checks. For accounts opened concurrently with Invest-A-Check®, you must buy Fund shares at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you use Invest-A-Check®, you must continue to make automatic investments until a Fund’s minimum initial investment of $1,000 is met or your account may be closed. For accounts opened with $1,000 or more, Invest-A-Check® investments may be made for any amount.

Automatic Dollar-Cost-Averaging. If you have at least $5,000 in the Seligman Cash Management Fund, you may exchange shares of that fund to buy shares of the same class of another Seligman mutual fund at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you exchange Class A shares, you may pay an initial sales charge to buy Fund shares.

Dividends From Other Investments. You may have your dividends from other companies invested in the Funds. (Dividend checks must include your name, account number, Fund name and class of shares.)

Direct Deposit. You may buy Fund shares electronically with funds from your employer, the IRS, or any other institution that provides direct deposit. Call SDC for more information.

The Funds may permit investments that are lower than the investment minimums described in this Prospectus for those employees whose employers permit investments in the Seligman Group of Funds via a direct deposit through a payroll deduction program.

How to Exchange Shares Among the Seligman Mutual Funds

You may sell a Fund’s shares to buy shares of the same Class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy shares of a Fund. Exchanges will be made at each fund’s respective NAV. You will not pay an initial sales charge when you exchange, unless you exchange Class A shares of Seligman Cash Management Fund to buy shares of the same class of a Fund or another Seligman mutual fund. If you are exchanging shares subject to a CDSC, for purposes of determining CDSC holding periods, such shares will be exchanged pro rata based on the different times of purchase.

Only your dividend and capital gain distribution options and telephone services will be automatically carried over to any new fund account. If you wish to carry over any other account options (for example, Invest-A-Check® or Systematic Withdrawals) to a new fund, you must specifically request so at the time of your exchange.

If you exchange into a new fund you must exchange enough to meet the new fund’s minimum initial investment. See “The Seligman Mutual Funds” for a list of the funds available for exchange. Before making an exchange, contact an authorized dealer, your financial advisor or SDC to obtain the applicable fund prospectus(es). You should read and understand a fund’s prospectus before investing. Some funds may not offer all classes of shares.

How to Sell Shares

The easiest way to sell Fund shares is by phone. If you have telephone services, you may be able to use this service to sell Fund shares. Restrictions apply to certain types of accounts. Please see “Important Policies That May Affect Your Account.”

When you sell Fund shares by phone, a check for the proceeds is sent to your address of record. If you have current ACH bank information on file, you may have the proceeds of the sale of your Fund shares directly deposited into your bank account (typically within 2 business days after your shares are sold).

You may sell shares to a Fund through an authorized dealer or your financial advisor. The Funds do not charge any fees or expenses, other than any applicable CDSC, for this transaction; however the authorized dealer or financial advisor may charge a service fee. Contact an authorized dealer or your financial advisor for more information.

You may always send a written request to sell Fund shares; however, it may take longer to get your money.

To protect you and the Fund, if your written redemption request is for $25,000 or more, SDC will seek telephone confirmation from you, an authorized dealer or your financial advisor before sending any money. If the proceeds are: (1) $50,000 or more; (2) to be paid to someone other than the account owner; (3) to be mailed to other than your address of record; (4) requested in connection with an address change; or (5) requested within 30 days of an address change on the account, then before sending any money, the Fund will require:

■	A signed, written redemption request;
■	Telephone confirmation; and
■	A medallion signature guarantee.

Telephone confirmations will not affect the date on which your shares are redeemed, but may delay the payment of proceeds.

Medallion Signature Guarantee:

Protects you and each Seligman mutual fund from fraud. It is an assurance that the signature is genuine. A Medallion Signature Guarantee from The New York Stock Exchange, Inc. Medallion Signature Guarantee Program, The Securities Transfer Agents Medallion Program or The Stock Exchanges Medallion Program are acceptable. These guarantees are the leading signature guarantee programs recognized by most major financial services associations throughout the United States and Canada, and are endorsed by the Securities Transfer Association. Non-medallion signature guarantees or notarization by a notary public are not acceptable forms of signature guarantees.

You may need to provide additional documents to sell Fund shares if you are:

■	a corporation;
■	an executor or administrator;
■	a trustee or custodian; or
■	in a retirement plan.

Contact an authorized dealer, your financial advisor or SDC’s Shareholder Services Department for information on selling your shares under any of the above circumstances.

You may also use the following account service to sell Fund shares:

Systematic Withdrawal Plan. If you have at least $5,000 in a Fund, you may withdraw (sell) a fixed dollar amount (minimum of $50) of shares at regular intervals. A check will be sent to you at your address of record or, if you have current ACH bank information on file, you may have your payments directly deposited to your predesignated bank account, typically within 2 business days after your shares are sold. If you bought $1,000,000 or more of Class A shares without an initial sales charge, your withdrawals may be subject to a 1% CDSC if they occur within 18 months of purchase. If you own Class B, Class C, Class D or Class R shares, you may annually withdraw 12%, 10%, 10% or 10%, respectively, of the value of your accounts (at the time of election) without a CDSC.

Check Redemption Service. If you have at least $25,000 in TargETFund Core, you may ask SDC to provide checks which may be drawn against your account. This service is available only for accounts in TargETFund Core and not the other Funds in the Series. You can elect this service on your initial application, or contact SDC for the appropriate forms to establish this service. If you own Class A shares that were bought at NAV because of the size of your purchase, or if you own Class B, C, D or R shares, check redemptions may be subject to CDSC.

Important Policies That May Affect Your Account

To protect you and other shareholders, each Fund reserves the right to:

■	Refuse an exchange request if the amount you wish to exchange equals or exceeds the lesser of $1,000,000 or 1% of the Fund’s net assets;

■	Refuse any request to buy Fund shares;

■	Reject any request received by telephone;

■	Suspend or terminate telephone services;

■	Reject a medallion signature guarantee that SDC believes may be fraudulent;

■

Close your fund account if its value falls below $500, although the Fund generally will not close an account that falls below $500 as a result of a market decline. The Fund will notify you in writing at least 30 days before closing the account;

■	Close your account if it does not have a certified taxpayer identification number (this is your social security number for individuals); and

■	Request additional information or close your account to the extent required or permitted by applicable law or regulations, including those relating to the prevention of money laundering.

Telephone Services

You, an authorized dealer or your financial advisor will be able to place the following requests by telephone, unless you indicate on your account application that you do not want telephone services:

■

Sell shares (up to $50,000 per day, payable to account owner(s) and mailed to the address of record or if you have current ACH bank information on file you may have your redemption proceeds directly deposited to your bank account);

■	Exchange shares between Seligman mutual funds;

■	Change dividend and/or capital gain distribution options;

■	Change your address; and

■	Establish systematic withdrawals to address of record.

If you do not elect telephone services on your account application when you open your account, or opened your account through an authorized dealer or your financial advisor, telephone services must be elected on a supplemental election form (which may require a medallion signature guarantee).

Restrictions apply to certain types of accounts:

■	Trust accounts on which the current trustee is not listed may not sell Fund shares by phone;

■	Corporations may not sell Fund shares by phone;

■	IRAs may only exchange Fund shares or request address changes by phone; and

■

Group retirement plans may not sell Fund shares by phone; plans that allow participants to exchange by phone must provide a letter of authorization signed by the plan custodian or trustee and provide a supplemental election form signed by all plan participants.

Unless you have current ACH bank information on file, you will not be able to sell Fund shares by phone within 30 days following an address change.

Your telephone request must be communicated to an SDC representative. You may not request any phone transactions via the automated access line.

You may cancel telephone services at any time by sending a written request to SDC. Each account owner, by accepting or adding telephone services, authorizes each of the other owners to make requests by phone. An authorized dealer or your financial advisor may not establish telephone services without your written authorization. SDC will send written confirmation to the address of record when telephone services are added or terminated.

During times of heavy call volume, you may not be able to get through to SDC by phone to request a sale or exchange of Fund shares. In this case, you may need to send written instructions, and it may take longer for your request to be processed. A Fund’s NAV may fluctuate during this time.

The Funds and SDC will not be liable for processing requests received by phone as long as it was reasonable to believe that the request was genuine. The Funds and SDC will adopt reasonable procedures to determine whether a request appears to be genuine, and, if they do not, they may be liable for any losses due to unauthorized or fraudulent instructions.

Reinstatement Privilege

If you sell Fund shares, you may elect, within 120 calendar days, to use part or all of the proceeds to buy shares of the same Fund or another Seligman mutual fund (reinstate your investment) without paying an initial sales charge or, if you paid a CDSC when you sold your shares, you may receive a credit for the applicable CDSC paid. This privilege may be exercised only once each calendar year. Contact an authorized dealer or your financial advisor for more information. You should consult your tax advisor concerning possible tax consequences of exercising this privilege.

Frequent Trading of Fund Shares

As a matter of policy, each Fund discourages frequent trading of Fund shares. In this regard, the Board of Directors of the Series has adopted written policies and procedures that, subject to the limitations set forth below, are designed to deter frequent trading that may be disruptive to the management of a Fund’s portfolio. If any Fund, Seligman Advisors (the Funds’ distributor) or SDC (the Funds’ shareholder servicing agent) (referred to collectively below as the “Seligman Entities”) determine that you have exchanged more than twice to and from a Fund in any three-month period, you will not be permitted to engage in further exchange activity in such Fund for 90 days. The Seligman Entities may under certain circumstances also refuse initial or additional purchases of a Fund’s shares by any person for any reason, including if that person is believed to be engaging, or suspected of engaging, in trading of fund shares in excess of the guidelines noted above (excluding purchases via a direct deposit through an automatic payroll deduction program). In addition, the Seligman Entities may under certain circumstances refuse to accept exchange requests for accounts of any person that has had a previous pattern (even if involving a different fund in the Seligman Group) of trading in excess of the guidelines noted above. Furthermore, if you purchase shares of a Fund through a financial intermediary, your ability to purchase or exchange shares of a Fund could be limited if your account is associated with a person (e.g., broker or financial advisor) previously identified by the Seligman Entities as engaging in trading activity in excess of the guidelines noted above. The Funds’ policies do not permit exceptions to be granted, and the policies are, to the extent possible, applied uniformly to all accounts where beneficial ownership has been ascertained.

Shareholders and their financial intermediaries seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Seligman Entities to prevent excessive trading, there is no guarantee that the Seligman Entities will be able to identify such shareholders or curtail their trading practices. The ability of the Seligman Entities to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations and hindered by financial intermediaries purposefully or unwittingly facilitating these practices. In addition, each Fund receives purchase, exchange and redemption orders through financial intermediaries, some of whom hold shares through omnibus accounts, and the Seligman Entities will not, under most circumstances, know of or be able to reasonably detect excessive trading which may occur through these financial intermediaries. Omnibus account arrangements and their equivalents (e.g., bank trust accounts and retirement plans) are a common form of holding shares of funds by many brokers, banks and retirement plan administrators. These arrangements often permit the financial intermediary to aggregate many client transactions and ownership positions and provide each Fund with combined purchase and redemption orders. In these circumstances, the Seligman Entities may not know the identity of particular shareholders or beneficial owners or whether particular purchase or sale orders were placed by the same shareholder or beneficial owner. A substantial percentage of shares of each Fund may be held through omnibus accounts and their equivalents.

To the extent that the efforts of the Seligman Entities are unable to eliminate excessive trading practices in a Fund, these practices may interfere with the efficient management of such Fund’s portfolio, hinder such Fund’s ability to pursue its investment objective and may reduce the returns of long-term shareholders. Additionally, these practices may result in a Fund engaging in certain activities to a greater extent then it otherwise would, such as maintaining higher cash balances, using its line of credit to a greater extent and engaging in additional portfolio transactions. Increased portfolio transactions and use of the line of credit could correspondingly increase a Fund’s operating costs and decrease a Fund’s investment performance. Maintenance of a higher level of cash balances necessary to meet frequent redemptions could likewise result in lower Fund investment performance during periods of rising markets.

Dividends and Capital Gain Distributions

Each Fund generally will pay any dividends from its net investment income and distributes any net capital gains realized on investments at least annually (TargETFund Core generally will pay dividends from its net investment income on a quarterly basis). Because each Fund may sell Underlying ETFs, US government securities and short-term debt instruments: (a) to accommodate redemptions of its shares; (b) in respect of the Target Date Funds, to implement the process of migration; and (c) to adjust the percentages of its assets invested in each Underlying ETF, US government securities, short-term debt instruments, cash and cash equivalents in response to economic, market or other conditions or events, and changes in Seligman Time Horizon Matrix, each Fund may generate net capital gains (including short-term capital gains that are generally taxed to shareholders at ordinary income tax rates) for investors that may be higher than the net capital gains ordinarily incurred by an investor through an investment in another asset allocation fund that has broader investment ranges or an asset allocation strategy designed by the investor. In addition, due to federal income tax laws, each Fund may not fully utilize capital losses (to offset capital gains) from the sale of Underlying ETFs at a loss. In addition, Underlying ETFs may distribute capital gains to the Funds.

Dividend:

A payment by a mutual fund, usually derived from a Fund’s net investment income (dividends and interest earned on portfolio securities less expenses).

Capital Gain Distribution:

A payment to mutual fund shareholders which represents profits realized on the sale of securities in a Fund’s portfolio.

Ex-dividend Date:

The day on which any declared distributions (dividends or capital gains) are deducted from a Fund’s assets before it calculates its NAV.

You may elect to:

(1)	reinvest both dividends and capital gain distributions;

(2)	receive dividends in cash and reinvest capital gain distributions; or

(3)	receive both dividends and capital gain distributions in cash.

Your dividends and capital gain distributions, if any, will be reinvested if you do not instruct otherwise or if you own Fund shares in a Seligman tax-deferred retirement plan.

If you want to change your election, you may send written instructions to SDC at P.O. Box 9759, Providence, RI 02940-9759, or, if you have telephone services, you, an authorized dealer or your financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.

Dividends or capital gain distributions that are not reinvested will be sent by check to your address of record or, if you have current ACH bank information on file, directly deposited into your predesignated bank account, typically within 2 business days from the payable date.

Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the ex-dividend date.

Dividends, if any, on Class B, Class C, Class D and Class R shares of a Fund will be lower than the dividends on Class A shares of that Fund as a result of their higher 12b-1 fees. Capital gain distributions will be paid in the same amount for each Class of a Fund.

Taxes

The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. To the extent a Fund receives certain tax benefits on dividends that it receives, these pass-through benefits may not be realized by an investor in the Fund. Tax-deferred retirement plans are not taxed currently on dividends or capital gain distributions or on gains resulting from the sale or exchange of Fund shares.

You may be taxed at different rates on capital gains distributed by a Fund depending on the length of time the Fund holds its assets.

When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder’s situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

Each of the Target Date Funds will automatically be combined with the TargETFund Core during their respective target years. The Manager expects each of these combinations to be effected as an acquisition of the assets and liabilities of the applicable Target Date Fund in exchange for shares of TargETFund Core at net asset value, with the shares of TargETFund Core then distributed to shareholders of the applicable Target Date Fund. Based on current tax rules, the Manager expects the combination to be effected in a non-taxable transaction. Changes in such tax rules or other applicable law could negatively impact the combination of Funds.

The Seligman Mutual Funds

EQUITY

Specialty

Seligman Communications and Information Fund

Seeks capital appreciation by investing in companies operating in the communications, information and related industries.

Seligman Emerging Markets Fund

Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging markets.

Seligman Global Technology Fund

Seeks long-term capital appreciation by investing primarily in global securities (US and non-US) of companies in the technology and technology-related industries.

Small Company

Seligman Frontier Fund

Seeks growth of capital by investing primarily in small company growth stocks.

Seligman Global Smaller Companies Fund

Seeks long-term capital appreciation by investing in securities of smaller companies around the world, including the US.

Seligman Smaller-Cap Value Fund

Seeks long-term capital appreciation by investing in common stocks of smaller companies, deemed to be “value” companies by the investment manager.

Medium Company

Seligman Capital Fund

Seeks capital appreciation by investing in the common stocks of medium-sized companies.

Large Company

Seligman Common Stock Fund

Seeks total return through a combination of capital appreciation and current income.

Seligman Global Growth Fund

Seeks capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.

Seligman Growth Fund

Seeks long-term capital appreciation.

Seligman International Growth Fund

Seeks long-term capital appreciation by generally investing in securities of large- and mid-capitalization growth companies in international markets.

Seligman Large-Cap Value Fund

Seeks long-term capital appreciation by investing in common stocks of large companies, deemed to be “value” companies by the investment manager.

Balanced

Seligman Income and Growth Fund

Seeks total return through a combination of capital appreciation and income consistent with what is believed to be a prudent allocation between equity and fixed-income securities.

Real Estate Securities

Seligman LaSalle Global Real Estate Fund

Seeks total return through a combination of current income and long-term capital appreciation by investing in equity and equity-related securities issued by global real estate companies, such as US real estate investment trusts (REITs) and similar entities outside the US.

Seligman LaSalle Monthly Dividend Real Estate Fund

Seeks to produce a high level of current income with capital appreciation as a secondary objective by investing in equity and equity-related securities issued by real estate companies, such as real estate investment trusts (REITs).

FIXED-INCOME

Income

Seligman High-Yield Fund

Seeks a high level of current income and may also consider the potential for capital appreciation consistent with prudent investment management. The Fund invests primarily in non-investment grade, high-yield securities.

Seligman Core Fixed Income Fund

Seeks to produce a high level of current income consistent with prudent exposure to risk. Capital appreciation is a secondary objective. The Fund invests a significant portion of its assets in investment grade fixed-income securities.

Seligman U.S. Government Securities Fund

Seeks a high level of current income consistent with prudent investment risk primarily by investing in a diversified portfolio of securities issued or guaranteed by the US government, its agencies or instrumentalities, or government sponsored enterprises.

Municipal

Seligman Municipal Funds:

National Fund

Seeks maximum income, exempt from regular federal income taxes.

State-specific funds:*

Seek to maximize income exempt from regular federal income taxes and from regular income taxes in the designated state.

California	Louisiana	New Jersey
• High-Yield	Maryland	New York
• Quality	Massachusetts	North Carolina
Colorado	Michigan	Ohio
Florida	Minnesota	Oregon
Georgia	Missouri	Pennsylvania
South Carolina

* A small portion of income may be subject to state and local taxes.

Money Market

Seligman Cash Management Fund

Seeks to preserve capital and to maximize liquidity and current income by investing only in high-quality money market securities. The fund seeks to maintain a constant net asset value of $1.00 per share.

ASSET ALLOCATION

Seligman Asset Allocation Series, Inc. offers four different asset-allocation funds that pursue their investment objectives by allocating their assets among other mutual funds in the Seligman Group.

Seligman Asset Allocation Aggressive Growth Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in aggressive growth-oriented domestic and international equity securities weighted toward small- and medium-capitalization companies.

Seligman Asset Allocation Growth Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in growth-oriented domestic and international equity securities, with a more even weighting among small-, medium- and large-capitalization companies than Seligman Asset Allocation Aggressive Growth Fund.

Seligman Asset Allocation Moderate Growth Fund

Seeks capital appreciation by creating a portfolio of mutual funds that invests in small-, medium- and large-capitalization domestic and international equity securities as well as real estate securities and domestic fixed-income securities.

Seligman Asset Allocation Balanced Fund

Seeks capital appreciation and preservation of capital with current income and growth of income by creating a portfolio of mutual funds that invests in medium- and large-capitalization and dividend producing domestic and international equity securities supplemented by a larger allocation to real estate securities as well as domestic fixed-income securities, cash and cash equivalents than Seligman Asset Allocation Moderate Growth Fund.

Seligman TargetHorizon ETF Portfolios, Inc. offers five asset-allocation mutual funds that seek to achieve their respective investment objectives by allocating their assets among exchange-traded funds (ETFs).

Seligman TargETFund 2045

Seeks capital appreciation until migration, and thereafter capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as 2045 approaches.

Seligman TargETFund 2035

Seeks capital appreciation until migration, and thereafter capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as 2035 approaches.

Seligman TargETFund 2025

Seeks capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as 2025 approaches.

Seligman TargETFund 2015

Seeks capital appreciation and current income consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as 2015 approaches.

Seligman TargETFund Core

Seeks capital appreciation and preservation of capital with current income.

Financial Highlights

The tables below are intended to help you understand the financial performance of each Class of each of the Funds for the periods presented. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated based on average shares outstanding during the period. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions, if any. Total returns do not reflect any fees, sales charges or taxes investors may incur on distributions or on the redemption of shares, and are not annualized. If such fees, charges and taxes were included, the returns presented below would have been lower. The ratios of expenses and net investment income to average net assets do not reflect the expenses of Underlying ETFs in which the Funds invest. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, has audited this information. Their report, along with the Series’ financial statements, is included in the Series’ Annual Report, which is available upon request.

TargETFund 2045

	October 2, 2006* to September 30, 2007
	Class A		Class C		Class D		Class R
Per Share Data:
Net asset value, beginning of period	$8.10		$8.10		$8.10		$8.10
Income from investment operations:
Net investment income	0.07		—		—		0.05
Net realized and unrealized gain on investments	1.62		1.63		1.63		1.63
Total from investment operations	1.69		1.63		1.63		1.68
Less distributions:
Dividends from net investment income	(0.05)		—		—		(0.04)
Dividends in excess of net investment income	—		(0.03)		(0.03)		—
Total distributions	(0.05)		(0.03)		(0.03)		(0.04)
Net asset value, end of period	$9.74		$9.70		$9.70		$9.74
Total Return	20.97%		20.19%		20.19%		20.84%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$1,365		$389		$241		$294
Ratio of expenses to average net assets	0.63%	†	1.29%	†	1.33%	†	0.60%	†
Ratio of net investment income to average net assets	0.71%	†	0.05%	†	0.01%	†	0.74%	†
Portfolio turnover rate	34.04%		34.04%		34.04%		34.04%
Without expense reimbursement:††
Ratio of expenses to average net assets	11.04%	†	11.78%	†	11.78%	†	11.28%	†
Ratio of net investment loss to average net assets	(9.70)%	†	(10.44)%	†	(10.44)%	†	(9.94)%	†

See footnotes on page 60.

Financial Highlights

TargETFund 2035

	October 2, 2006* to September 30, 2007
	Class A		Class C		Class D		Class R
Per Share Data:
Net asset value, beginning of period	$8.10		$8.10		$8.10		$8.10
Income from investment operations:
Net investment income	0.14		0.07		0.07		0.11
Net realized and unrealized gain on investments	1.55		1.56		1.56		1.57
Total from investment operations	1.69		1.63		1.63		1.68
Less distributions:
Dividends from net investment income	(0.05)		(0.03)		(0.03)		(0.04)
Total distributions	(0.05)		(0.03)		(0.03)		(0.04)
Net asset value, end of period	$9.74		$9.70		$9.70		$9.74
Total Return	20.97%		20.19%		20.19%		20.84%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$2,500		$1,038		$238		$77
Ratio of expenses to average net assets	0.14%	†	0.35%	†	0.63%	†	0.00%	†
Ratio of net investment income to average net assets	1.20%	†	0.99%	†	0.71%	†	1.47%	†
Portfolio turnover rate	3.49%		3.49%		3.49%		3.49%
Without expense reimbursement:††
Ratio of expenses to average net assets	6.48%	†	7.23%	†	7.23%	†	6.72%	†
Ratio of net investment loss to average net assets	(5.14)%	†	(5.89)%	†	(5.89)%	†	(5.38)%	†

See footnotes on page 60.

Financial Highlights

TargETFund 2025

	CLASS A			CLASS C
	Year Ended 9/30/07	10/3/05** to 9/30/06		Year Ended 9/30/07	10/3/05** to 9/30/06
Per Share Data:
Net asset value, beginning of period	$7.87	$7.14		$7.84	$7.14
Income from investment operations:
Net investment income (loss)	0.05	0.03		(0.02)	(0.03)
Net realized and unrealized gain on investments	1.40	0.74		1.40	0.77
Total from investment operations	1.45	0.77		1.38	0.74
Less distributions:
Dividends from net investment income	(0.05)	—		—	—
Distributions from net realized capital gain	(0.01)	(0.04)		(0.05)	(0.04)
Total distributions	(0.06)	(0.04)		(0.05)	(0.04)
Net asset value, end of period	$9.26	$7.87		$9.17	$7.84
Total Return	18.53%	10.87%		17.63%	10.42%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$16,464	$6,564		$12,303	$6,412
Ratio of expenses to average net assets	0.97%	0.98%	†	1.73%	1.73%	†
Ratio of net investment income (loss) to average net assets	0.59%	0.34%	†	(0.17)%	(0.41)%	†
Portfolio turnover rate	11.66%	16.54%		11.66%	16.54%
Without expense reimbursement:††
Ratio of expenses to average net assets	1.34%	2.01%	†	2.10%	2.76%	†
Ratio of net investment income (loss) to average net assets	0.22%	(0.69)%	†	(0.54)%	(1.44)%	†

See footnotes on page 60.

Financial Highlights

TargETFund 2025

	CLASS D			CLASS R
	Year Ended 9/30/07	10/3/05** to 9/30/06		Year Ended 9/30/07	10/3/05** to 9/30/06
Per Share Data:
Net asset value, beginning of period	$7.84	$7.14		$7.86	$7.14
Income from investment operations:
Net investment income (loss)	(0.02)	(0.03)		0.03	0.01
Net realized and unrealized gain on investments	1.40	0.77		1.40	0.75
Total from investment operations	1.38	0.74		1.43	0.76
Less distributions:
Dividends from net investment income	—	—		(0.03)	—
Distributions from net realized capital gain	(0.05)	(0.04)		(0.03)	(0.04)
Total distributions	(0.05)	(0.04)		(0.06)	(0.04)
Net asset value, end of period	$9.17	$7.84		$9.23	$7.86
Total Return	17.63%	10.42%		18.27%	10.72%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$9,948	$5,097		$534	$14
Ratio of expenses to average net assets	1.73%	1.73%	†	1.23%	1.23%	†
Ratio of net investment income (loss) to average net assets	(0.17)%	(0.41)%	†	0.33%	0.09%	†
Portfolio turnover rate	11.66%	16.54%		11.66%	16.54%
Without expense reimbursement:††
Ratio of expenses to average net assets	2.10%	2.76%	†	1.60%	2.26%	†
Ratio of net investment loss to average net assets	(0.54)%	(1.44)%	†	(0.04)%	(0.94)%	†

See footnotes on page 60.

Financial Highlights

TargETFund 2015

	CLASS A			CLASS C
	Year Ended 9/30/07	10/3/05** to 9/30/06		Year Ended 9/30/07	10/3/05** to 9/30/06
Per Share Data:
Net asset value, beginning of period	$7.86	$7.14		$7.84	$7.14
Income from investment operations:
Net investment income	0.10	0.08		0.04	0.03
Net realized and unrealized gain on investments	1.03	0.69		1.02	0.71
Total from investment operations	1.13	0.77		1.06	0.74
Less distributions:
Dividends from net investment income	(0.07)	(0.05)		(0.04)	(0.04)
Distributions from net realized capital gain	(0.01)	—		(0.01)	—
Total distributions	(0.08)	(0.05)		(0.05)	(0.04)
Net asset value, end of period	$8.91	$7.86		$8.85	$7.84
Total Return	14.53%	10.78%		13.56%	10.43%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$20,413	$9,452		$15,347	$8,506
Ratio of expenses to average net assets	0.96%	0.98%	†	1.73%	1.73%	†
Ratio of net investment income to average net assets	1.20%	1.12%	†	0.43%	0.37%	†
Portfolio turnover rate	18.73%	11.63%		18.73%	11.63%
Without expense reimbursement:††
Ratio of expenses to average net assets	1.27%	1.88%	†	2.04%	2.63%	†
Ratio of net investment income (loss) to average net assets	0.89%	0.22%	†	0.12%	(0.53)%	†

See footnotes on page 60.

Financial Highlights

TargETFund 2015

	CLASS D			CLASS R
	Year Ended 9/30/07	10/3/05** to 9/30/06		Year Ended 9/30/07	10/3/05** to 9/30/06
Per Share Data:
Net asset value, beginning of period	$7.84	$7.14		$7.85	$7.14
Income from investment operations:
Net investment income	0.04	0.03		0.08	0.06
Net realized and unrealized gain on investments	1.02	0.71		1.03	0.70
Total from investment operations	1.06	0.74		1.11	0.76
Less distributions:
Dividends from net investment income	(0.04)	(0.04)		(0.06)	(0.05)
Distributions from net realized capital gain	(0.01)	—		(0.01)	—
Total distributions	(0.05)	(0.04)		(0.07)	(0.05)
Net asset value, end of period	$8.85	$7.84		$8.89	$7.85
Total Return	13.56%	10.43%		14.20%	10.63%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$8,818	$5,059		$650	$16
Ratio of expenses to average net assets	1.73%	1.73%	†	1.23%	1.23%	†
Ratio of net investment income to average net assets	0.43%	0.37%	†	0.93%	0.87%	†
Portfolio turnover rate	18.73%	11.63%		18.73%	11.63%
Without expense reimbursement:††
Ratio of expenses to average net assets	2.04%	2.63%	†	1.54%	2.13%	†
Ratio of net investment income (loss) to average net assets	0.12%	(0.53)%	†	0.62%	(0.03)%	†

See footnotes on page 60.

Financial Highlights

TargETFund Core

	CLASS A			CLASS C
	Year Ended 9/30/07	10/3/05** to 9/30/06		Year Ended 9/30/07	10/3/05** to 9/30/06
Per Share Data:
Net asset value, beginning of period	$7.60	$7.14		$7.61	$7.14
Income from investment operations:
Net investment income	0.17	0.17		0.10	0.12
Net realized and unrealized gain on investments	0.60	0.43		0.60	0.44
Total from investment operations	0.77	0.60		0.70	0.56
Less distributions:
Dividends from net investment income	(0.17)	(0.14)		(0.11)	(0.09)
Distributions from net realized capital gain	(0.02)	Ø		(0.02)	Ø
Total distributions	(0.19)	(0.14)		(0.13)	(0.09)
Net asset value, end of period	$8.18	$7.60		$8.18	$7.61
Total Return	10.14%	8.58%		9.20%	8.03%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$33,497	$15,505		$23,725	$12,350
Ratio of expenses to average net assets	0.97%	0.98%	†	1.73%	1.73%	†
Ratio of net investment income to average net assets	2.06%	2.34%	†	1.30%	1.59%	†
Portfolio turnover rate	33.35%	21.70%		33.35%	21.70%
Without expense reimbursement:††
Ratio of expenses to average net assets	1.16%	1.51%	†	1.92%	2.26%	†
Ratio of net investment income to average net assets	1.87%	1.81%	†	1.11%	1.06%	†

See footnotes on page 60.

Financial Highlights

TargETFund Core

	CLASS D			CLASS R
	Year Ended 9/30/07	10/3/05** to 9/30/07		Year Ended 9/30/07	10/3/05** to 9/30/06
Per Share Data:
Net asset value, beginning of period	$7.60	$7.14		$7.59	$7.14
Income from investment operations:
Net investment income	0.10	0.12		0.14	0.15
Net realized and unrealized gain on investments	0.61	0.43		0.60	0.43
Total from investment operations	0.71	0.55		0.74	0.58
Less distributions:
Dividends from net investment income	(0.11)	(0.09)		(0.14)	(0.13)
Distributions from net realized capital gain	(0.02)	Ø		(0.02)	Ø
Total distributions	(0.13)	(0.09)		(0.16)	(0.13)
Net asset value, end of period	$8.18	$7.60		$8.17	$7.59
Total Return	9.34%	7.88%		9.82%	8.32%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$30,654	$15,138		$7,069	$1,242
Ratio of expenses to average net assets	1.73%	1.73%	†	1.23%	1.23%	†
Ratio of net investment income to average net assets	1.30%	1.59%	†	1.80%	2.09%	†
Portfolio turnover rate	33.35%	21.70%		33.35%	21.70%
Without expense reimbursement:††
Ratio of expenses to average net assets	1.92%	2.26%	†	1.42%	1.76%	†
Ratio of net investment income to average net assets	1.11%	1.06%	†	1.61%	1.56%	†

*	Commencement of operations. Total return is calculated from the opening of business on October 2, 2006.
**	Commencement of operations. Total return is calculated from the opening of business on October 3, 2005.
†	Annualized.
††	The Manager reimburses certain expenses of the Fund.
Ø	A short-term gain of $0.004 was paid.

Appendix A

Seligman Time Horizon Matrix Asset Classes

Seligman Time Horizon Matrix is the result of extensive ongoing proprietary research by the Manager that examines the historical performance of different asset classes over different time periods. The Manager compared the performance of these various asset classes over a number of one-, five-, 10- and 20-year holding periods from 1950 to 2007 to assess the relative volatility of the asset classes over time. The asset classes are listed below. In performing its research, the Manager selected certain unmanaged indices as approximations for the respective asset classes. The unmanaged indices (in which investors cannot directly invest) used in the research are identified next to their respective asset classes.

US Small-Company Stocks:  1979-2007: Russell 2000 Index; 1950-1978: Ibbotson Small Stock Index

US Medium-Company Stocks:  1979-2007: Russell Midcap Index; 1950-1978: Estimated as the midpoint between the total return for the Ibbotson Small Stock Index and the Standard & Poor’s 500 Composite Stock Index (“S&P 500”)

US Large-Company Stocks:  1950-2007: S&P 500

International Small-Company Stocks:  1990-2007: Citigroup Extended Markets Index World Ex. US; 1986-1989: NatWest Securities Ltd. (“NWSL”) Global Ex. U.S. Smaller Companies Index; 1970-1985: Estimated as the difference between the Morgan Stanley Capital International (“MSCI”) Europe Australasia and Far East (“EAFE”) Index and the S&P 500, added to the Ibbotson Small Stock Index; 1950-1969: Estimated as the Ibbotson Small Stock Index

Emerging Markets:  1988-2007: MSCI Emerging Markets Free Index; 1985-1987: IFC Global Emerging Composite; 1970-1984: Estimated as the difference between the MSCI EAFE Index and the S&P 500, added to the Ibbotson Small Stock Index; 1950-1969: Estimated as the Ibbotson Small Stock Index

International Large-Company Stocks:  1970-2007: MSCI EAFE Index; 1950-1969: Estimated as the S&P 500

Investment Grade Fixed Income:  1973- 2007: Lehman Brothers Government/Credit Bond Index; 1969-1972: Estimated as the Citigroup Long-Term High Grade Corporate Bond Total Return Index; 1950-1968: Ibbotson Long-Term Corporate Bonds estimate.

High-Yield Corporate Securities:  1989-2007: Citigroup High Yield Market Index; 1981-1988: Credit Suisse First Boston High Yield Index II; 1969-1980: Estimated as the Citigroup Long-Term High Grade Corporate Bond Total Return Index; 1950-1968: Ibbotson Long-Term Corporate Bonds estimate.

US Corporate Bonds:  2004-2007: Citigroup BIG Credit-High Grade (10+ Y) AAA-AA Rated (LOC) Index; 1969-2003: Citigroup High Grade Corporate Index; 1950-1968: Ibbotson Long-Term Corporate Bonds Estimate.

US Government Bonds:  1973-2007: Lehman Brothers Government Bond Index; 1950-1972: Ibbotson Long-Term Government Bond Index. To the greatest extent possible, each year, a one-bond portfolio with a term of approximately 20 years and a reasonably current coupon, and whose returns did not reflect potential tax benefits, impaired negotiability, or special redemption or call privileges, was used.

Real Estate:  1972-2007: FTSE-NAREIT Equity REIT Index; 1950-1971: Estimated through regression analysis.

Cash Equivalents:  US 90-Day Treasury Bills.

Inflation:  1978-2007: Consumer Price Index for All Urban Consumers; 1950-1977: Consumer Price Index.

Appendix B

Relative Risk Changes Over Time

High and Low Average Annual Returns of Asset Classes on a Calendar-Year Basis

January 1, 1950 – December 31, 2007

The above chart does not represent the past or future performance of any Seligman Mutual Fund.

Figures derived from Ibbotson, Citigroup, and FactSet. The above chart shows the high and low average annual returns on a calendar-year basis from 1950-2007 for US Small-Company Stocks, US Large-Company Stocks, US Corporate Bonds, US Government Bonds, and US Treasury Bills. Total returns reflect the reinvestment of distributions, if any. The returns of these asset classes, as represented by the unmanaged indices described below, in which individuals cannot directly invest, are for illustrative purposes only, reflect past performance, and do not reflect the performance of any mutual fund, nor are they any representation of the future performance of mutual funds or any other investment product. Also, keep in mind that the securities represented by the indices involve widely varying degrees of income and growth potential, and risk to investors. Rates on Treasury bills and Government bonds are fixed, and principal, if held to maturity, is guaranteed. Corporate bonds offer a fixed rate of return and principal value. Although common stocks have produced higher historical returns, they may subject principal to greater risk than other types of investments. The stocks of smaller companies are subject to greater price fluctuation than the stocks of larger companies.

The indices are comprised of the following: US Small-Company Stocks: Russell 2000 (1979-2007) and Ibbotson Small Stock Index (1950-1978); US Large-Company Stocks: Standard & Poor’s 500 Stock Index (S&P 500); Investment Grade Fixed Income: Lehman Brothers Government/Credit Bond Index (1973-2007), estimated as the Citigroup High Grade Corporate Index (1969-1972), and Ibbotson Long Term Corporate Bonds estimate (1950-1968); US Government Bonds: Lehman Brothers Government Bond Index (1973-2007) and Ibbotson Long-Term Government Bond Index (1950-1972); and Treasury Bills: Ibbotson One Bill Portfolio.

How to Contact Us

The Funds

Write to	Corporate Communications/Investor Relations Department J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017

Phone	Toll-free in the US (800) 221-7844 Outside the US (212) 850-1864

Your Regular (Non-Retirement) Account

Write to	Shareholder Service Agent/Seligman Group of Funds Seligman Data Corp.

For investments into an account	P.O. Box 9766 Providence, RI 02940-9766

For non-investment inquiries	P.O. Box 9759 Providence, RI 02940-9759

For matters requiring overnight delivery	101 Sabin St. Pawtucket, RI 02860

Phone	Toll-free in the US (800) 221-2450 Outside the US (212) 682-7600

Your Retirement Account

Write to	Retirement Plan Services Seligman Data Corp. 100 Park Avenue New York, NY 10017

Phone	Toll-free (800) 445-1777

24-hour automated telephone access is available by calling (800) 622-4597 on a touchtone telephone.

You will have instant access to price, yield, account balance, most recent transaction, and other information.

SELIGMAN ADVISORS, INC.

an affiliate of

J. & W. SELIGMAN & CO.

INCORPORATED

ESTABLISHED 1864

100 Park Avenue, New York, NY 10017

For More Information

The following information is available, without charge, upon request by calling toll-free (800) 221-2450 in the US or (212) 682-7600 outside the US. You may also call these numbers to request other information about the Funds or to make shareholder inquiries.

The Statement of Additional Information (“SAI”) contains additional information about the Funds. The SAI is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (and are legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about each Fund’s investments. As applicable in the Series’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund’s performance during the relevant period. The Series’ SAI and most recent Annual/Semi-Annual Reports are also available, free of charge, at www.seligman.com.

Information about the Funds, including the Prospectus and SAI, can be viewed and copied at the SEC’s public reference room in Washington D.C. For information about the operation of the public reference room, call (202) 551-8090. The Prospectus, SAI, Annual/Semi-Annual Reports and other information about the Funds are also available on the Edgar database on the SEC’s internet site: www.sec.gov.

Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section of the SEC, Washington, D.C. 20549-0102.

The website references in the Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

SEC File Number:    811-21788

Prospectus

February 1, 2008

Class I Shares

Seligman

TargetHorizon ETF Portfolios, Inc.

Asset Allocation Strategies Seeking to Manage Risk Over Time

•	Seligman TargETFund 2045

•	Seligman TargETFund 2035

•	Seligman TargETFund 2025

•	Seligman TargETFund 2015

•	Seligman TargETFund Core

The Securities and Exchange Commission has neither approved nor disapproved these Funds, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in these Funds or any other fund cannot provide a complete investment program. The suitability of an investment in a Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. We recommend that you consult an authorized dealer or your financial advisor to determine if any of these Funds are suitable for you.

Seligman TargetHorizon ETF Portfolios, Inc. is based on two processes developed by J. & W. Seligman & Co. Incorporated: Seligman Time Horizon Matrix® and Seligman Harvester®, each an asset-allocation strategy. Seligman Time Horizon Matrix, Seligman Harvester, Seligman TargetHorizon ETF Portfolios, Seligman TargETFund 2045, Seligman TargETFund 2035, Seligman TargETFund 2025, Seligman TargETFund 2015, Seligman TargETFund Core, and TargETFund are proprietary service marks of Seligman Advisors, Inc. Seligman Advisors, Inc. also holds a patent on the business methodologies and apparatus for implementing the Seligman Harvester Risk Management System.

ETF1 2/2008 CI

For More Information	back cover

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

The Funds

Overview

J. & W. Seligman & Co. Incorporated (the “Manager” or “Seligman”) serves as the investment manager for Seligman TargETFund 2045 (“TargETFund 2045”), Seligman TargETFund 2035 (“TargETFund 2035”), Seligman TargETFund 2025 (“TargETFund 2025”), Seligman TargETFund 2015 (“TargETFund 2015”) and Seligman TargETFund Core (“TargETFund Core”). Each Fund is a separate fund of Seligman TargetHorizon ETF Portfolios, Inc. (the “Series”). The Funds are designed for investors who are seeking to have their asset allocation decisions made by a professional investment manager. TargETFund 2045, TargETFund 2035, TargETFund 2025 and TargETFund 2015 are collectively referred to herein as the “Target Date Funds” and are named in accordance with a calendar year targeted by an investor for retirement or other investment goal. TargETFund Core is primarily intended for a person who is retired, expected to retire within a short time or otherwise intends to seek withdrawals from invested assets or seeks to hold over an indefinite time frame a diversified, balanced portfolio with exposure to equity (including real estate securities, e.g., real estate investment trusts (“REITs”)) and fixed-income asset classes.

Asset Allocation Strategies

Each Fund seeks to achieve its investment objective(s) based upon two asset allocation strategies developed by the Manager: Seligman Time Horizon Matrix and Seligman Harvester. The foundation for these strategies is the historical observation that the relative risk of various asset classes changes over time. Based on this observation, the Manager believes that time, as well as asset allocation, can be used to diversify risk. The Manager uses both sophisticated statistical techniques and investment judgment to guide the asset allocations of each of the Funds. Extensive analyses of historical performance of asset classes are used to assess the relative risk of various asset allocations over different time periods. A series of questions and answers explaining more about Seligman Time Horizon Matrix and Seligman Harvester, as well as how an investor may invest in the Funds to take advantage of these strategies, appears later in this Prospectus under “Questions and Answers About the Funds.”

The asset allocation for each Fund is strategic. With respect to the Target Date Funds, the longer the time to their respective target year, the greater the emphasis generally on investing in asset classes that historically have provided capital appreciation, although such asset classes have historically experienced short-term volatility greater than asset classes that have historically provided less capital appreciation. In general, for time periods of 10 years or more, the Manager typically will emphasize investments in domestic small- and mid-capitalization equity asset classes and international equity asset classes, including emerging markets. As investment time horizons shorten, the relative risk of stocks and bonds begins to change, and the allocations to asset classes that have historically experienced higher short-term volatility are reduced in favor of an asset allocation that has historically experienced less short-term volatility. In addition, at 20 years or less to the target year, the Target Date Funds will steadily increase emphasis on those asset classes that potentially provide higher income, although capital appreciation will continue to be a consideration. Thus, over time it is expected that the portfolio allocation of each of the Target Date Funds will steadily shift toward less aggressive large- and medium-capitalization and dividend-producing equity asset classes and real estate securities (in the form of REITs), supplemented by an increasing allocation to the domestic fixed-income asset class. As further described below, TargETFund 2045 and TargETFund 2035 will

1

approximately maintain their allocations (or such other allocations as may be deemed appropriate in the future) until they begin their “migration” process (as further described below), at which time these Funds are intended to become more conservative over time until their respective target years. Typically, Funds with 20 years or more to their target dates will have similar asset allocations. With regard to TargETFund Core, the Manager intends to allocate the Fund’s assets among large- and medium-capitalization equity asset classes (including domestic and international), REITs and the domestic fixed-income asset class.

Each Fund will seek to implement its strategies by investing in securities issued by those investment companies commonly referred to as “exchange-traded funds” or “ETFs”, whose shares are listed and traded on US stock exchanges or otherwise traded in the over-the-counter market. Generally, each ETF seeks to track a securities index or a basket of securities. The Manager believes that investments in ETFs provide each Fund with a cost-effective means of creating a diverse portfolio. A list of the indices tracked by the ETFs that the Funds may purchase begins on page 29 of this Prospectus, although other indices and corresponding ETFs may be used and added from time to time as deemed appropriate by the Manager. The ETFs in which the Funds may invest are referred to herein as “Underlying ETFs.” In addition, in pursuing its investment objective(s), each Fund may also invest directly in U.S. Government securities, high quality short-term debt instruments, cash and cash equivalents.

In a manner consistent with each Fund’s strategic allocation, the Manager will monitor and regularly modify each Fund’s asset allocation as the Manager believes is appropriate based upon its ongoing research, market or other conditions or events. In the event that the Manager believes such action is warranted, it may make tactical or short-term shifts or long-term shifts in the weightings of various asset classes.

With regard to the Target Date Funds (as further described below), the Manager will undertake a risk management process called “migration” which involves the ongoing reallocation of each Target Date Fund’s investments in a manner that is designed to provide a periodic reduction in the expected volatility and an increase in potential income as the Target Date Funds move ever closer to their respective target year. Each of TargETFund 2045 and TargETFund 2035 will, under normal market conditions, approximately maintain its allocations (or such other allocations as may be deemed appropriate in the future) until the Funds begin migration, at which time they are intended to become more conservative over time until (at their respective target date year) their investments are substantially similar to TargETFund Core (or such other allocation as may be deemed appropriate in the future for TargETFund Core).

The Manager will attempt to effect changes to the asset allocations of the Funds using capital inflows in order to minimize sales of Underlying ETFs held by the Funds. In addition, the Manager will attempt to correlate required capital outflows (e.g., those necessary to meet redemptions) with modifications to the asset allocations of each of the Funds. By taking such actions, the Manager seeks to minimize (to the extent possible) the realization of capital gains by the Funds and related tax consequences as well as the portfolio turnover of the Funds. However, there can be no assurances that the Manager will be able to effectuate changes to allocations primarily through these actions. In connection with periodic reallocations or reallocations based upon ongoing research, market or other conditions or events, it is anticipated that the Funds will sell shares of Underlying ETFs they hold, and that such sales could generate capital gains or losses and related tax consequences. For more information, please see “Dividend and Capital Gain Distributions” and “Taxes” below. Such trading activity would also increase a Fund’s expenses due to transaction costs incurred in connection with the sale of Underlying ETFs (i.e., brokerage and related costs).

2

Investment Objectives and Principal Investment Strategies of the Funds

Seligman TargETFund 2045

Investment Objective

Capital appreciation until migration, and thereafter capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as 2045 approaches.

Principal Investment Strategies

TargETFund 2045 seeks to achieve its investment objective by investing at least 80% of its net assets in Underlying ETFs. In determining which Underlying ETFs to purchase for TargETFund 2045, the Manager will use an asset allocation strategy that is intended for a person who expects to retire or otherwise reach his/her investment goal around the year 2045. In this respect, under normal market conditions the Fund intends to maintain approximately the allocation described in the pie chart below (or such other allocation as may be deemed appropriate in the future) until 2025 when the TargETFund 2045 is intended to begin its migration process and become more conservative over time until (in 2045) its investments are substantially similar to TargETFund Core (or such other allocation as may be deemed appropriate in the future for TargETFund Core). During 2045, TargETFund 2045 will be combined with TargETFund Core, and TargETFund 2045 shareholders will automatically become shareholders of TargETFund Core.

At December 31, 2007, the approximate asset allocation target used by the Manager for TargETFund 2045 was as follows:

The Manager may change allocation percentages and targeted asset classes at any time.

In allocating the assets of TargETFund 2045 consistent with the foregoing asset classes, the Manager may use one or more Underlying ETFs that fall primarily within the general asset classes described in the chart above. For example, in seeking to allocate the assets of TargETFund 2045 to the international equity asset class (which includes emerging markets), the Manager may use Underlying ETFs that seek to replicate the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Index (the “MSCI EAFE Index®”) or the Morgan Stanley Capital International Emerging Markets Index (the “MSCI Emerging Markets (EM) Index®”) or a combination thereof.

Seligman TargETFund 2035

Investment Objective

Capital appreciation until migration, and thereafter capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as 2035 approaches.

3

Principal Investment Strategies

TargETFund 2035 seeks to achieve its investment objective by investing at least 80% of its net assets in Underlying ETFs. In determining which Underlying ETFs to purchase for TargETFund 2035, the Manager will use an asset allocation strategy that is intended for a person who expects to retire or otherwise reach his/her investment goal around the year 2035. In this respect, the Fund intends to maintain approximately the allocation described in the pie chart below (or such other allocation as may be deemed appropriate in the future) until 2015 when the TargETFund 2035 is intended to begin its migration process and become more conservative over time until (in 2035) its investments are substantially similar to TargETFund Core (or such other allocation as may be deemed appropriate in the future for TargETFund Core). During 2035, Targ ETFund 2035 will be combined with TargETFund Core, and TargETFund 2035 shareholders will automatically become shareholders of TargETFund Core.

At December 31, 2007, the approximate asset allocation target used by the Manager for TargETFund 2035 was as follows:

The Manager may change allocation percentages and targeted asset classes at any time.

In allocating the assets of TargETFund 2035 consistent with the foregoing asset classes, the Manager may use one or more Underlying ETFs that fall primarily within the general asset classes described in the chart above. For example, in seek-

ing to allocate the assets of TargETFund 2035 to the domestic small-capitalization equity asset class, the Manager may use Underlying ETFs that seek to replicate the performance of the Russell 2000® Index.

Seligman TargETFund 2025

Investment Objective

Capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as 2025 approaches.

Principal Investment Strategies

TargETFund 2025 seeks to achieve its investment objective by investing at least 80% of its net assets in Underlying ETFs. In determining which Underlying ETFs to purchase for TargETFund 2025, the Manager will use an asset allocation strategy that is intended for a person who expects to retire or otherwise reach his/her investment goal around the year 2025. In this respect, TargETFund 2025 is intended to become more conservative over time until (in 2025) its investments are substantially similar to TargETFund Core (or such other allocation as may be deemed appropriate in the future for TargETFund Core). During 2025, TargETFund 2025 will be combined with TargETFund Core, and TargETFund 2025 shareholders will automatically become shareholders of TargETFund Core.

At December 31, 2007, the approximate asset allocation target used by the Manager for TargETFund 2025 was as follows:

4

The Manager may change allocation percentages and targeted asset classes at any time.

In allocating the assets of TargETFund 2025 consistent with the foregoing asset classes, the Manager may use one or more Underlying ETFs that fall primarily within the general asset classes described in the chart above. For example, in seeking to allocate the assets of TargETFund 2025 to the domestic mid-capitalization equity asset class, the Manager may use Underlying ETFs that seek to replicate the performance of the Russell Midcap® Index.

Seligman TargETFund 2015

Investment Objective

Capital appreciation and current income consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as 2015 approaches.

Principal Investment Strategies

TargETFund 2015 seeks to achieve its investment objective by investing at least 80% of its net assets in Underlying ETFs. In determining which Underlying ETFs to purchase for TargETFund 2015, the Manager will use an asset allocation strategy that is intended for a person who expects to retire or otherwise reach his/her investment goal around the year 2015. In this respect, TargETFund 2015 is intended to become more conservative over time until (in 2015) its investments are substantially similar to TargETFund Core (or such other allocation as may be deemed appropriate in the future for TargETFund Core). During 2015, TargETFund 2015 will be combined with TargETFund Core, and TargETFund 2015 shareholders will automatically become shareholders of TargETFund Core.

As of December 31, 2007, the approximate asset allocation target used by the Manager for Targ ETFund 2015 was as follows:

The Manager may change allocation percentages and targeted asset classes at any time.

In allocating the assets of TargETFund 2015 consistent with the foregoing asset classes, the Manager may use one or more Underlying ETFs that fall primarily within the general asset classes described in the chart above. For example, in seeking to allocate the assets of TargETFund 2015 to the domestic large-capitalization equity asset class, the Manager may use Underlying ETFs that seek to replicate the performance of the Standard & Poor’s Composite Stock Index (S&P 500®).

Seligman TargETFund Core

Investment Objective

Capital appreciation and preservation of capital with current income.

Principal Investment Strategies

TargETFund Core seeks to achieve its investment objective by investing at least 80% of its net assets in Underlying ETFs. The Manager will use an asset allocation strategy that is primarily intended for a person who is retired, expected to retire within a short time or otherwise intends to seek withdrawals from invested assets or seeks to hold over an indefinite time frame a diversified, balanced portfolio with exposure to equity (including real

5

estate securities, e.g., REITs) and fixed-income asset classes. TargETFund Core’s diversified, balanced portfolio is described in the pie chart below.

As of December 31, 2007, the approximate asset allocation target used by the Manager for TargETFund Core was as follows:

The Manager may change allocation percentages and targeted asset classes at any time.

In allocating the assets of TargETFund Core consistent with the foregoing asset classes, the Manager intends to use a variety of Underlying ETFs that fall primarily within the general asset classes described in the chart above. For example, in seeking to allocate assets of TargETFund Core to the fixed-income asset class, the Manager may use Underlying ETFs that seek to replicate the Lehman Brothers US Aggregate Index, the Lehman Brothers US Government/Credit Bond Index, or the Lehman Brothers US Treasury TIPs Index, or a combination thereof.

6

Principal Risks of an Investment in the Funds

An investment in any of the Funds, like an investment in any mutual fund, involves risks and could result in you losing money. An investment in a “fund of funds” (i.e., funds that invest in other funds) involves other risks as well. The following describes the principal investment risks associated with investments in the Funds.

The value of each Fund will fluctuate with changes in the value of its Underlying ETFs or other securities in which it invests, and you could lose money if you sell your shares at a price lower than you paid for them.

Because the assets of each Fund will be invested primarily in Underlying ETFs, each Fund’s investment performance is directly related to the investment performance of the Underlying ETFs in which it invests. The ability of a Fund to realize its investment objective will depend, in part, on the effectiveness of the Manager’s research and analysis in determining the appropriate asset allocation among Underlying ETFs.

In addition to a Fund’s operating expenses, you will indirectly pay the operating expenses of Underlying ETFs. Thus, the expenses you pay as an investor in a Fund will be higher than if you invested directly in Underlying ETFs.

There can be no assurances that the Funds will grow to or be able to maintain an economically viable size. If they do not, the Board of Directors of the Series may authorize the liquidation of any or all of the Funds. A liquidation can be authorized by the Board of Directors without a shareholder vote. The timing of any such liquidation might not be favorable to all shareholders.

An investment in the Funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The US government does not guarantee the market value or the current yield of government securities.

ETF Risks

Each Fund is exposed to the same risks as Underlying ETFs in direct proportion to the allocation of its assets among Underlying ETFs.

■

Passive Investors—Each Underlying ETF is a “passive investor” and therefore generally invests in the securities and sectors contained in the index it seeks to track without regard for or analysis of the prospects of such securities or sectors. An Underlying ETF may invest in all of the securities in such index or in a representative sample of such securities. Underlying ETFs generally will not attempt to take defensive positions in volatile or declining markets or under other conditions.

■

Tracking Risk—Underlying ETFs generally will not be able to duplicate exactly the performance of the underlying indexes they seek to track. The difference in performance between an Underlying ETF and the index it seeks to track can be due to, among other factors, the expenses that the Underlying ETF pays, regulatory constraints, investment strategies or techniques undertaken by an Underlying ETF (e.g., investments in options or futures) and changes to an underlying index. In addition, there may exist a lack of correlation between the securities in an index and those actually held by an Underlying ETF.

■

Net Asset Value—The market price of an Underlying ETF may be different from the net asset value of such Underlying ETF (i.e., an Underlying ETF may trade at a discount or premium to its net asset value). The performance of a Fund that invests in such an Underlying ETF could be adversely impacted.

■

Market Trading Risk—Although Underlying ETFs are generally listed on securities exchanges, there can be no assurances that an active trading market for such Underlying ETFs will be maintained. In addition, secondary market trading in Underlying ETFs may be halted by a national securities exchange because of market

7

conditions or for other reasons. There can be no assurances that the requirements necessary to maintain the listing of the Underlying ETFs will continue to be met or will remain unchanged.

In addition to the risks described above, each Fund is exposed to the same risks as Underlying ETFs with respect to the specific investments made by the Underlying ETFs, in direct proportion to the allocation of its assets among Underlying ETFs. The principal risks to Fund shareholders of investing indirectly in ETFs are summarized below. A more detailed discussion of these risks is provided under “Certain Risks of Underlying ETFs.”

■

Large-Capitalization Companies—Investments in stocks of large-capitalization companies by Underlying ETFs are subject to market risk. Stocks of large-capitalization companies have at times experienced periods of volatility and negative performance. During such periods, the value of large-capitalization stocks may decline.

■

Small-Capitalization Companies—Investments in these companies are subject to increased risk compared with an investment in large-capitalization companies. For example, such companies typically have less financial and managerial resources and more limited product lines than large-capitalization companies. In addition, such companies may be thinly traded and therefore subject to greater price volatility.

■

Mid-Capitalization Companies—Mid-capitalization companies are subject, to a certain degree, to the risks associated with investments in large-capitalization and small-capitalization companies, each as described above.

■

Foreign Investments and Emerging Markets Securities—Investments in securities of foreign issuers expose investors to currency fluctuations, foreign taxation, settlement and custody risk, and changes in political conditions. Foreign investments may also include securities of issuers located in emerging countries. These countries may have relatively unstable governments and less diversified industrial bases.

■

Real Estate Companies—Investments in real estate companies (i.e., companies that, at the time of initial purchase, derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or have at least 50% of their assets in such real estate) such as REITs are subject to additional risks. Although Underlying ETFs generally will not invest in real estate directly, certain Underlying ETFs may invest in securities issued by real estate companies. As a result, such Underlying ETFs are subject to the risks associated with the direct ownership of real estate. These risks include various economic, regulatory and property specific risks, such as competition, property value fluctuations, taxes, zoning laws and property casualty.

■	Sector Volatility and Non-Diversified Portfolios—Certain Underlying ETFs are subject to sector volatility or may be non-diversified thus creating additional risks.

■	Fixed Income Securities—Investments in fixed income securities by Underlying ETFs may involve interest-rate risk, credit risk and market risk.

■

Illiquid Securities and Derivatives—Certain Underlying ETFs may invest in illiquid securities. Certain Underlying ETFs may invest in derivatives. These investments involve higher risk and may subject these Underlying ETFs to higher price volatility.

Temporary Defensive Positions of the Funds

The Funds may, from time to time, take temporary defensive positions that are inconsistent with their principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions or events. This could prevent a Fund from achieving its objective.

8

Portfolio Holdings

A description of the Series’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Series’ Statement of Additional Information.

Past Performance of the Funds

The following performance information provides some indication of the risks of investing in the Funds by showing the performance of the Funds’ Class I shares for the one-year and since inception periods ended December 31, 2007, as well as how the performance of the Funds’ Class I compares with certain measures of performance.

Although the Funds’ fiscal year ends on September 30, the following performance information is provided on a calendar year basis. It is designed to assist you in comparing the returns of each Fund with the returns of other mutual funds. How the Funds have performed in the past (before and after taxes), however, is not necessarily an indication of how the Funds will perform in the future.

Each Fund’s bar chart and table assume that all dividends and capital gains distributions, if any, were reinvested. Class I shares are not subject to any sales charge.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Through at least January 31, 2015, the Manager has contractually agreed to waive its management fee and/or to reimburse each Fund’s expenses to the extent that a Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.11% per annum of the Fund’s average daily net assets (excluding the assets of the Funds’ other classes of shares, shares of which are not offered in this Prospectus). Similar fee waiver/expense reimbursement arrangements have been in effect since the Funds commenced investment operations. Absent such management fee waivers/expense reimbursements, returns would have been lower. There are no 12b-1 fees in respect of the Funds’ Class I shares.

9

TargETFund 2045

Class I Annual Total Return – Calendar Year

Best quarter return: 6.15% – quarter ended 6/30/07.

Worst quarter return: -3.89% – quarter ended 12/31/07.

Class I Average Annual Total Returns – Periods Ended 12/31/07

	One Year	Since Inception*
Class I
Return before taxes	5.90%	12.82%
Return after taxes on distributions	5.54	12.30
Return after taxes on distributions and sale of Fund shares	3.83	10.62
Dow Jones Target 2045 Index**	8.46	13.43
Lipper Mixed-Asset Target 2030+ Funds Average**	6.64	11.31
Lipper Fund of Funds Unaffiliated Average**	6.43	11.05

*	The Fund commenced investment operations on October 2, 2006. Returns are from opening of business October 2, 2006.

**	The Dow Jones Target 2045 Index (the “Dow Jones 2045 Index”), and the Lipper Mixed-Asset Target 2030+ Funds Average and the Lipper Fund of Funds Unaffiliated Average (the “Lipper Averages”) are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Averages do not reflect any taxes or sales charges, and the Dow Jones 2045 Index does not reflect any taxes, fees, or sales charges. The Dow Jones 2045 Index was designed to measure balanced and multi-asset-class portfolios with risk profiles that become more conservative over time. The Dow Jones 2045 Index allocates among stock, bond, and cash subindices on a monthly basis to measure predefined relative risk levels. Dow Jones equity indices make up the stock component, and Lehman Brothers indices make up the bond and cash components. The asset classes are weighted within the Dow Jones 2045 Index to reflect a targeted level of risk. Over time, the weights are adjusted based on predetermined formulas to reduce the level of potential risk as the index’s maturity date approaches. As of December 1, 2007, the subindex allocation of the Dow Jones 2045 Index was: 90.0% equity, 6.1% fixed income, and 3.9% cash. The Lipper Mixed-Asset Target 2030+ Funds Average measures the performance of funds that seek to maximize assets for retirement or other purposes with an expected time horizon exceeding the year 2030. The Lipper Fund of Funds Unaffiliated Average measures the performance of funds that invest 80% or more of their assets in mutual funds that are not managed by an affiliated investment manager. Investors cannot invest directly in an average or index.

10

TargETFund 2035

Class I Annual Total Return – Calendar Year

Best quarter return: 6.15% – quarter ended 6/30/07.

Worst quarter return: -3.84% – quarter ended 12/31/07.

Class I Average Annual Total Returns – Periods Ended 12/31/07

	One Year	Since Inception*
Class I
Return before taxes	5.95%	12.86%
Return after taxes on distributions	5.57	12.33
Return after taxes on distributions and sale of Fund shares	3.87	10.65
Dow Jones Target 2035 Index**	8.48	13.23
Lipper Mixed-Asset Target 2030+ Funds Average**	6.64	11.31
Lipper Fund of Funds Unaffiliated Average**	6.43	11.05

*	The Fund commenced investment operations on October 2, 2006. Returns are from opening of business October 2, 2006.

**	The Dow Jones Target 2035 Index (the “Dow Jones 2035 Index”), and the Lipper Mixed-Asset Target 2030+ Funds Average and the Lipper Fund of Funds Unaffiliated Average (the “Lipper Averages”) are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Averages do not reflect any taxes or sales charges, and the Dow Jones 2035 Index does not reflect any taxes, fees, or sales charges. The Dow Jones 2035 Index was designed to measure balanced and multi-asset-class portfolios with risk profiles that become more conservative over time. The Dow Jones 2035 Index allocates among stock, bond, and cash subindices on a monthly basis to measure predefined relative risk levels. Dow Jones equity indices make up the stock component, and Lehman Brothers indices make up the bond and cash components. The asset classes are weighted within the Dow Jones 2035 Index to reflect a targeted level of risk. Over time, the weights are adjusted based on predetermined formulas to reduce the level of potential risk as the index’s maturity date approaches. As of December 1, 2007, the subindex allocation of the Dow Jones 2035 Index was: 87.8% equity, 8.3% fixed income, and 4.0% cash. The Lipper Mixed-Asset Target 2030+ Funds Average measures the performance of funds that seek to maximize assets for retirement or other purposes with an expected time horizon exceeding the year 2030. The Lipper Fund of Funds Unaffiliated Average measures the performance of funds that invest 80% or more of their assets in mutual funds that are not managed by an affiliated investment manager. Investors cannot invest directly in an average or index.

11

TargETFund 2025

Class I Annual Total Return – Calendar Years

Best quarter return: 9.15% – quarter ended 12/31/06.

Worst quarter return: -3.88% – quarter ended 12/31/07.

Class I Average Annual Total Returns – Periods Ended 12/31/07

	One Year	Since Inception*
Class I
Return before taxes	4.80%	11.21%
Return after taxes on distributions	4.34	10.86
Return after taxes on distributions and sale of Fund shares	3.15	9.46
Dow Jones Target 2025 Index**	8.31	10.95
Lipper Mixed-Asset Target 2030 Funds Average**	6.66	9.87
Lipper Fund of Funds Unaffiliated Average**	6.43	9.99

*	The Fund commenced investment operations on October 3, 2005. Returns are from opening of business October 3, 2005.

**	The Dow Jones Target 2025 Index (the “Dow Jones 2025 Index”), and the Lipper Mixed-Asset Target 2030 Funds Average and the Lipper Fund of Funds Unaffiliated Average (the “Lipper Averages”) are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Averages do not reflect any taxes or sales charges, and the Dow Jones 2025 Index does not reflect any taxes, fees, or sales charges. The Dow Jones 2025 Index was designed to measure balanced and multi-asset-class portfolios with risk profiles that become more conservative over time. The Dow Jones 2025 Index allocates among stock, bond, and cash subindices on a monthly basis to measure predefined relative risk levels. Dow Jones equity indices make up the stock component, and Lehman Brothers indices make up the bond and cash components. The asset classes are weighted within the Dow Jones 2025 Index to reflect a targeted level of risk. Over time, the weights are adjusted based on predetermined formulas to reduce the level of potential risk as the index’s maturity date approaches. As of December 1, 2007, the subindex allocation of the Dow Jones 2025 Index was: 71.6% equity, 24.5% fixed income, and 4.0% cash. The Lipper Mixed-Asset Target 2030 Funds Average measures the performance of funds that seek to maximize assets for retirement or other purposes with an expected time horizon between the year 2021 and the year 2030. The Lipper Fund of Funds Unaffiliated Average measures the performance of funds that invest 80% or more of their assets in mutual funds that are not managed by an affiliated investment manager. Investors cannot invest directly in an average or index.

12

TargETFund 2015

Class I Annual Total Return – Calendar Years

Best quarter return: 8.06% – quarter ended 3/31/06.

Worst quarter return: -4.06% – quarter ended 12/31/07.

Class I Average Annual Total Returns – Periods Ended 12/31/07

	One Year	Since Inception*
Class I
Return before taxes	2.34%	9.40%
Return after taxes on distributions	1.76	8.95
Return after taxes on distributions and sale of Fund shares	1.64	7.86
Dow Jones Target 2015 Index**	7.78	8.30
Lipper Mixed-Asset Target 2020 Funds Average**	6.11	8.54
Lipper Fund of Funds Unaffiliated Average**	6.43	9.99

*	The Fund commenced investment operations on October 3, 2005. Returns are from opening of business October 3, 2005.

**	The Dow Jones Target 2015 Index (the “Dow Jones 2015 Index”), and the Lipper Mixed-Asset Target 2020 Funds Average and the Lipper Fund of Funds Unaffiliated Average (the “Lipper Averages”) are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Averages do not reflect any taxes or sales charges, and the Dow Jones 2015 Index does not reflect any taxes, fees, or sales charges. The Dow Jones 2015 Index was designed to measure balanced and multi-asset-class portfolios with risk profiles that become more conservative over time. The Dow Jones 2015 Index allocates among stock, bond, and cash subindices on a monthly basis to measure predefined relative risk levels. Dow Jones equity indices make up the stock component, and Lehman Brothers indices make up the bond and cash components. The asset classes are weighted within the Dow Jones 2015 Index to reflect a targeted level of risk. Over time, the weights are adjusted based on predetermined formulas to reduce the level of potential risk as the index’s maturity date approaches. As of December 1, 2007, the subindex allocation of the Dow Jones 2015 Index was: 42.4% equity, 53.7% fixed income, and 4.0% cash. The Lipper Mixed-Asset Target 2020 Funds Average measures the performance of funds that seek to maximize assets for retirement or other purposes with an expected time horizon between the year 2011 and the year 2020. The Lipper Fund of Funds Unaffiliated Average measures the performance of funds that invest 80% or more of their assets in mutual funds that are not managed by an affiliated investment manager. Investors cannot invest directly in an average or index.

13

TargETFund Core

Class I Annual Total Return – Calendar Years

Best quarter return: 4.98% – quarter ended 12/31/06.

Worst quarter return: -2.84% – quarter ended 12/31/07.

Class I Average Annual Total Returns – Periods Ended 12/31/07

	One Year	Since Inception*
Class I
Return before taxes	2.21%	7.22%
Return after taxes on distributions	1.23	6.34
Return after taxes on distributions and sale of Fund shares	1.46	5.71
Dow Jones Target Today Index	6.48	6.19
Lipper Mixed-Asset Target Allocation Moderate Funds Average	5.34	7.80
Lipper Fund of Funds Unaffiliated Average	6.43	9.99

*	The Fund commenced investment operations on October 3, 2005. Returns are from opening of business October 3, 2005.

**	The Dow Jones Target Today Index (the “Dow Jones Today Index”), and the Lipper Mixed-Asset Target Allocation Moderate Funds Average and the Lipper Fund of Funds Unaffiliated Average (the “Lipper Averages”) are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Averages do not reflect any taxes or sales charges, and the Dow Jones Today Index does not reflect any taxes, fees, or sales charges. The Dow Jones Today Index aims to hold a low-risk portfolio of securities, and is an appropriate benchmark for a conservative, balanced portfolio an investor might hold upon reaching retirement. The Dow Jones Today Index allocates among stock, bond, and cash subindices on a monthly basis to measure predefined relative risk levels. Dow Jones equity indices make up the stock component, and Lehman Brothers indices make up the bond and cash components. The asset classes are weighted within the Dow Jones Today Index to reflect a targeted level of risk. As of December 1, 2007, the subindex allocation of the Dow Jones Today Index was: 15.1% equity, 29.0% fixed income, and 56.1% cash. The Lipper Mixed-Asset Target Allocation Moderate Funds Average measures the performance of funds that, by portfolio practice, maintain a mix of between 40-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. The Lipper Fund of Funds Unaffiliated Average measures the performance of funds that invest 80% or more of their assets in mutual funds that are not managed by an affiliated investment manager. Investors cannot invest directly in an average or index.

14

Fees and Expenses of the Funds

The tables below summarize the fees and expenses that you may pay as a shareholder of each Fund. Shareholder fees are charged directly to you. Annual fund operating expenses are deducted from a Fund’s assets and are therefore paid indirectly by you and other investors in such Fund.

Shareholder Fees for Each Fund:

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on Purchases	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions	none

TargETFund 2045 Annual Operating Expenses (expenses that are deducted from Fund assets):

(as a percentage of average net assets)

Fees and Expenses
Management fees	0.50%
Distribution and/or service (12b-1) fees	none
Other expenses(2)	3.28%
Acquired fund (Underlying ETF) fees and expenses(3)	0.26%
Total gross operating expenses(1)(4)	4.04%
(1) Less: fee waiver and/or expense reimbursement	(3.17)%
Total net operating expenses (after fee waiver and/or reimbursement)(4)	0.87%

(2)	Through at least January 31, 2015, the Manager has contractually agreed to waive its management fee and/or to reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.11% per annum of the Fund’s average daily net assets (excluding the assets of the Fund’s other classes of shares, shares of which are not offered in this Prospectus). This fee waiver and/or expense reimbursement is reflected above in footnote (1). For the year ended September 30, 2007, the Manager also voluntarily reimbursed certain additional class-specific expenses. Such reimbursement is not reflected above in footnote (1). There are no 12b-1 fees in respect of the Fund’s Class I shares.

(3)	These are the fees and expenses incurred indirectly by Fund shareholders as a result of the Fund’s investment in Underlying ETFs. Certain expenses, including custodian expenses, registrar and transfer agent expenses, directors’ fees, legal and auditing fees, and the cost of shareholder reports and registration fees are incurred at both the Fund level and by Underlying ETFs. An investor can avoid these expenses at the Fund level by investing directly in Underlying ETFs.

(4)	Total gross and net operating expenses reported here are different from the ratios of expenses to average net assets provided in the Financial Highlights section of this Prospectus because they include acquired fund (Underlying ETF) fees and expenses and do not include the additional reimbursement of expenses described in footnote (2).

15

TargETFund 2035 Annual Operating Expenses (expenses that are deducted from Fund assets):

(as a percentage of average net assets)

Fees and Expenses
Management fees	0.50%
Distribution and/or service (12b-1) fees	none
Other expenses(2)	2.48%
Acquired fund (Underlying ETF) fees and expenses(3)	0.27%
Total gross operating expenses(1)(4)	3.25%
(1) Less: fee waiver and/or expense reimbursement	(2.37)%
Total net operating expenses (after fee waiver and/or reimbursement)(4)	0.88%

(2)	Through at least January 31, 2015, the Manager has contractually agreed to waive its management fee and/or to reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.11% per annum of the Fund’s average daily net assets (excluding the assets of the Fund’s other classes of shares, shares of which are not offered in this Prospectus). This fee waiver and/or expense reimbursement is reflected above in footnote (1). For the year ended September 30, 2007, the Manager also voluntarily reimbursed certain additional class-specific expenses. Such reimbursement is not reflected above in footnote (1). There are no 12b-1 fees in respect of the Fund’s Class I shares.

(3)	These are the fees and expenses incurred indirectly by Fund shareholders as a result of the Fund’s investment in Underlying ETFs. Certain expenses, including custodian expenses, registrar and transfer agent expenses, directors’ fees, legal and auditing fees, and the cost of shareholder reports and registration fees are incurred at both the Fund level and by Underlying ETFs. An investor can avoid these expenses at the Fund level by investing directly in Underlying ETFs.

(4)	Total gross and net operating expenses reported here are different from the ratios of expenses to average net assets provided in the Financial Highlights section of this Prospectus because they include acquired fund (Underlying ETF) fees and expenses and do not include the additional reimbursement of expenses described in footnote (2).

TargETFund 2025 Annual Operating Expenses (expenses that are deducted from Fund assets):

(as a percentage of average net assets)

Fees and Expenses
Management fees	0.50%
Distribution and/or service (12b-1) fees	none
Other expenses(2)	0.47%
Acquired fund (Underlying ETF) fees and expenses(3)	0.22%
Total gross operating expenses(1)(4)	1.19%
(1) Less: fee waiver and/or expense reimbursement	(0.36)%
Total net operating expenses (after fee waiver and/or reimbursement)(4)	0.83%

(2)	Through at least January 31, 2015, the Manager has contractually agreed to waive its management fee and/or to reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.11% per annum of the Fund’s average daily net assets (excluding the assets of the Fund’s other classes of shares, shares of which are not offered in this Prospectus). This fee waiver and/or expense reimbursement is reflected above in footnote (1). There are no 12b-1 fees in respect of the Fund’s Class I shares.

(3)	These are the fees and expenses incurred indirectly by Fund shareholders as a result of the Fund’s investment in Underlying ETFs. Certain expenses, including custodian expenses, registrar and transfer agent expenses, directors’ fees, legal and auditing fees, and the cost of shareholder reports and registration fees are incurred at both the Fund level and by Underlying ETFs. An investor can avoid these expenses at the Fund level by investing directly in Underlying ETFs.

(4)	Total gross and net operating expenses reported here are different from the ratios of expenses to average net assets provided in the Financial Highlights section of this Prospectus because they include acquired fund (Underlying ETF) fees and expenses.

16

TargETFund 2015 Annual Operating Expenses (expenses that are deducted from Fund assets):

(as a percentage of average net assets)

Fees and Expenses
Management fees	0.50%
Distribution and/or service (12b-1) fees	none
Other expenses(2)	0.51%
Acquired fund (Underlying ETF) fees and expenses(3)	0.25%
Total gross operating expenses(1)(4)	1.26%
(1) Less: fee waiver and/or expense reimbursement	(0.40)%
Total net operating expenses (after fee waiver and/or reimbursement)(4)	0.86%

(2)	Through at least January 31, 2015, the Manager has contractually agreed to waive its management fee and/or to reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.11% per annum of the Fund’s average daily net assets (excluding the assets of the Fund’s other classes of shares, shares of which are not offered in this Prospectus). This fee waiver and/or expense reimbursement is reflected above in footnote (1). There are no 12b-1 fees in respect of the Fund’s Class I shares.

(3)	These are the fees and expenses incurred indirectly by Fund shareholders as a result of the Fund’s investment in Underlying ETFs. Certain expenses, including custodian expenses, registrar and transfer agent expenses, directors’ fees, legal and auditing fees, and the cost of shareholder reports and registration fees are incurred at both the Fund level and by Underlying ETFs. An investor can avoid these expenses at the Fund level by investing directly in Underlying ETFs.

(4)	Total gross and net operating expenses reported here are different from the ratios of expenses to average net assets provided in the Financial Highlights section of this Prospectus because they include acquired fund (Underlying ETF) fees and expenses.

TargETFund Core Annual Operating Expenses (expenses that are deducted from Fund assets):

(as a percentage of average net assets)

Fees and Expenses
Management fees	0.50%
Distribution and/or service (12b-1) fees	none
Other expenses(2)	0.47%
Acquired fund (Underlying ETF) fees and expenses(3)	0.22%
Total gross operating expenses(1)(4)	1.19%
(1) Less: fee waiver and/or expense reimbursement	(0.36)%
Total net operating expenses (after fee waiver and/or reimbursement)(4)	0.83%

(2)	Through at least January 31, 2015, the Manager has contractually agreed to waive its management fee and/or to reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.11% per annum of the Fund’s average daily net assets (excluding the assets of the Fund’s other classes of shares, shares of which are not offered in this Prospectus). This fee waiver and/or expense reimbursement is reflected above in footnote (1). There are no 12b-1 fees in respect of the Fund’s Class I shares.

(3)	These are the fees and expenses incurred indirectly by Fund shareholders as a result of the Fund’s investment in Underlying ETFs. Certain expenses, including custodian expenses, registrar and transfer agent expenses, directors’ fees, legal and auditing fees, and the cost of shareholder reports and registration fees are incurred at both the Fund level and by Underlying ETFs. An investor can avoid these expenses at the Fund level by investing directly in Underlying ETFs.

(4)	Total gross and net operating expenses reported here are different from the ratios of expenses to average net assets provided in the Financial Highlights section of this Prospectus because they include acquired fund (Underlying ETF) fees and expenses.

17

Examples of Each Fund’s Expenses

These examples are intended to help you compare the costs of investing in each Fund with the costs of investing in other mutual funds. They assume that (1) you invest $10,000 in each Fund at the beginning of each period shown, (2) your investment in each Fund has a 5% return each year, and (3) each Fund’s operating expenses (including the management fee and acquired fund (Underlying

ETF) fees and expenses) are (i) the net operating expenses through January 31, 2015 (which reflect the applicable contractual expense reimbursement/fee waiver arrangement described above) and (ii) after January 31, 2015, the total gross operating expenses shown above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

TargETFund 2045

If you sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$89	$278	$482	$2,336

TargETFund 2035

If you sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$90	$281	$488	$2,040

TargETFund 2025

If you sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$85	$265	$460	$1,176

TargETFund 2015

If you sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$88	$274	$477	$1,227

TargETFund Core

If you sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$85	$265	$460	$1,176

TargETFund 2045

If you do not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$89	$278	$482	$2,336

TargETFund 2035

If you do not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$90	$281	$488	$2,040

TargETFund 2025

If you do not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$85	$265	$460	$1,176

TargETFund 2015

If you do not sell your shares at the end of each period, your cost would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$88	$274	$477	$1,227

TargETFund Core

If you do not sell your shares at the end of each period, your cost would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$85	$265	$460	$1,176

18

Questions and Answers About the Funds

Q:	Which Fund should I consider?

A:	TargETFund 2045, TargETFund 2035, TargETFund 2025 and TargETFund 2015 are named in accordance with a calendar year targeted by an investor for retirement or other investment goal. TargETFund Core is primarily intended for a person who is retired, expected to retire within a short time or otherwise intends to seek withdrawals from invested assets or seeks to hold over an indefinite time frame a diversified, balanced portfolio with exposure to equity (including real estate securities, e.g., REITs) and fixed-income asset classes.

Q:	What are the Funds’ asset allocation strategies?

A:	The Funds invest a percentage of their assets in Underlying ETFs based on two asset allocation strategies developed by the Manager: Seligman Time Horizon Matrix and Seligman Harvester. The foundation for these strategies is the historical observation that the relative risk of various asset classes changes over time. For example, small-capitalization stocks have been relatively volatile when compared with Treasury bills over a number of different one-year holding periods. However, when holding periods have been extended, the relative risk between small-capitalization stocks and Treasury bills has been more closely aligned. In fact, this research demonstrates that in any 20 calendar-year holding period since 1950 the worst performance of small-capitalization stocks surpassed the best performance of Treasury bills. Seligman Time Horizon Matrix is the result of similar comparisons among all the asset classes described in Appendix A over one-, five-, 10-, 20- and 30-year holding periods. Of course, past performance is not a guarantee of future results. These strategies also reflect the Manager’s belief that, over time, shareholders who use a prudent risk management and asset allocation process should see better investment results than shareholders who let their emotions drive their investment behavior. Please see Appendix B for more information on the basis for these strategies. Implementation and execution of the Time Horizon and Harvester strategies, through funds designed to seek specific financial goals, provide investors with asset allocation strategies that studies suggest they are unlikely to implement on their own.

Q:	Can I take advantage of Seligman Time Horizon Matrix and Seligman Harvester asset allocation strategies by simply investing in the Funds?

A:	Yes. TargETFund 2045, TargETFund 2035, TargETFund 2025 and TargETFund 2015 each are “target-date funds” that seek to implement Seligman Time Horizon Matrix by investing a specified percentage of their respective assets in Underlying ETFs. However, although TargETFund 2045 and TargETFund 2035 are each a Target Date Fund, these Funds will not begin a migration strategy until approximately 2025 for TargETF und 2045 and until approximately 2015 for TargETFund 2035. TargETFund Core seeks to implement the Seligman Harvester asset allocation strategy also by investing a specified percentage of its assets in various Underlying ETFs. Each strategy is explained in detail below.

Q:	What are target-date funds?

A:	In general, target-date funds periodically shift allocations from historically more aggressive to less aggressive asset classes, which provides investors with a simple, convenient and disciplined means of employing a professionally managed diversification process over long time frames.

19

Q:	Is each Fund an ETF?

A:	No. Each Fund is a mutual fund that invests in a variety of ETFs. ETFs—exchange-traded funds—are investment companies that generally seek to track a securities index or baskets of securities. They are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market.

Q:	What is the basis for each Fund’s strategy?

A:	Each Fund benefits from the Manager’s extensive, on-going research into the relationship between time and the relative risk of various asset classes. As noted above, a key insight from this research is the observation that in any 20 calendar-year holding period since 1950 the worst performance of small-capitalization stocks surpassed the best performance of Treasury bills. Applying its analysis of hypothetical historical asset class performance, the Manager has designed asset allocation strategies that seek to take advantage of the observation that the relative risks of asset classes changes over time.

TargETFund 2045: Under normal market conditions, this Fund invests primarily in Underlying ETFs that invest in domestic small-, mid- and large-capitalization equity asset classes and international equity asset classes (including emerging markets) and, to a lesser extent, in the fixed-income asset class. The proportion of the overall portfolio invested in the equity asset classes is based on the Manager’s research findings that show such asset classes have been essential to overcome the effects of inflation and to benefit from compounding returns over long time frames. The Manager includes the international equity asset class because it believes that the international equity asset class has the potential to provide competitive returns as well as diversification. An allocation to the fixed-income asset class is included in an attempt to provide relative diversification and stability and some current income. Under normal market conditions, the Fund will approximately maintain its allocation to aggressive asset classes (or such other allocations as may be deemed appropriate in the future) until 2025 when TargETFund 2045 is intended to become more conservative over time until (in 2045) its investments are substantially similar to TargETFund Core (or such other allocation as may be deemed appropriate in the future for TargETFund Core).

TargETFund 2035: Under normal market conditions, this Fund invests primarily in Underlying ETFs that invest in domestic small-, mid- and large-capitalization equity asset classes and international equity asset classes (including emerging markets) and, to a lesser extent, in the fixed-income asset class. The proportion of the overall portfolio invested in the equity asset classes is based on the Manager’s research findings that show such asset classes have been essential to overcome the effects of inflation and to benefit from compounding returns over long time frames. The Manager includes the international equity asset class because it believes that the international equity asset class has the potential to provide competitive returns as well as diversification. An allocation to the fixed-income asset class is included in an attempt to provide relative diversification and stability and some current income. Under normal market conditions, the Fund will approximately maintain its allocation to aggressive asset classes (or such other allocations as may be deemed appropriate in the future) until 2015 when TargETFund 2035 is intended to become more conservative over time until (in 2035) its investments are substantially similar to TargETFund Core (or such other allocation as may be deemed appropriate in the future for TargETFund Core).

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TargETFund 2025: Under normal market conditions, this Fund invests primarily in Underlying ETFs that invest in domestic small-, mid- and large-capitalization equity asset classes and international equity asset classes (including emerging markets) and, to a lesser extent, in the fixed-income asset class. The proportion of the overall portfolio invested in the equity asset classes is based on the Manager’s research findings that show such asset classes have been essential to overcome the effects of inflation and to benefit from compounding returns over long time frames. The Manager includes the international equity asset class because it believes that the international equity asset class has the potential to provide competitive returns as well as diversification. An allocation to the fixed-income asset class is included in an attempt to provide relative diversification and stability and some current income as the Fund moves from a more volatile asset allocation to a less volatile asset allocation.

TargETFund 2015: Under normal market conditions, this Fund invests in Underlying ETFs that invest in domestic small-, mid- and large-capitalization equity asset classes and international equity asset classes, including emerging markets. In addition, this Fund under normal market conditions invests in Underlying ETFs that invest in real estate securities (in the form of REITs) and in Underlying ETFs that invest in the fixed-income asset class. The Manager believes that exposure to real estate securities (i.e., REITs) can provide relative diversification, and reduce volatility in yield and market values. An allocation to the fixed-income asset class is included in an attempt to provide relative diversification and stability and some current income.

TargETFund Core: Under normal market conditions, this Fund invests in Underlying

ETFs that primarily invest in (i) domestic mid- and large-capitalization equity asset classes; (ii) international equity asset classes (not including emerging markets); (iii) real estate securities (in the form of REITs); and (iv) the fixed-income asset class (including Underlying ETFs that invest in US government securities and inflation-protected securities (e.g., Treasury-Inflation Protected Securities or TIPs)). The Fund normally will not invest in ETFs that track the indices included under the caption “Underlying ETFs—Types of Underlying ETFs—US Small-Capitalization Equity” or that primarily invest in the emerging markets equity asset class. This reflects the Manager’s opinion that these asset classes are too volatile and speculative for investors who seek capital appreciation and preservation of capital with current income. As with TargETFund 2015, the Manager believes that exposure to real estate securities (i.e., REITs) can provide relative diversification, and reduce volatility in yield and market values. Similarly, exposure to the fixed-income asset class is included in an attempt to provide relative diversification and stability and current income. An allocation to Underlying ETFs that invest in US government securities is included because the Manager believes that such an allocation can help protect against sudden market downturns that could erode capital, especially if they occur when income is withdrawn. An allocation to Underlying ETFs that invest in TIPs is included because the Manager believes that such an allocation can help protect capital against the effects of inflation.

Q:	What is Seligman Time Horizon Matrix?

A:

Seligman Time Horizon Matrix is a multidiscipline strategy designed for investors seeking to manage market risk and build wealth over time. The strategy is based on historical calendar-year performance of various asset classes since 1950 and may be

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updated as the Manager deems appropriate. The foundation for this strategy is the historical observation that the relative risk of various asset classes changes over time. For example, from 1950 to 2007, the worst 20 calendar-year period for small cap stocks produced an average annual return of 8.21% which is better than the best 20 calendar- year period for Treasury bills, which posted a 7.72% average annual return (see Appendix B). Based on this observation, the Manager believes that time, as well as asset allocation, can be used to diversify risk. Through its systematic investment approach that seeks to meet financial goals, Seligman Time Horizon Matrix seeks to manage the impact of market fluctuations. A basic premise of Seligman Time Horizon Matrix is to stay invested throughout market fluctuations rather than trying to time general market movements and avoid volatility by jumping in and out of various investments. As investment history has shown, it has been nearly impossible to time general market movements successfully on a consistent basis.

Q:	What is Seligman Harvester?

A:	Seligman Harvester (which is incorporated into Seligman Time Horizon Matrix) is an asset allocation strategy designed for investors who seek current income and capital preservation as well as growth of capital. This strategy is designed for investors who need to withdraw income from accumulated assets, and who, therefore, may be more sensitive to the volatility of their investments. For example, if you withdraw a fixed amount of an investment in a down market you deplete more capital than you would in an up market because you have to sell more of your investment to produce the desired withdrawal. Further, if the market rebounds, fewer assets will be left to take part in the upswing. The Seligman Harvester strategy seeks to reduce such risks through what the Manager believes is an appropriate allocation to historically less volatile asset classes. If you purchase TargETF und Core and are seeking to withdraw income from this Fund, the Manager recommends that you consult a financial and/or tax advisor to develop an appropriate withdrawal strategy that includes, for example, such factors as your liquidity needs, other sources of income, and tax considerations.

Q:	How was Seligman Time Horizon Matrix developed?

A:	Seligman Time Horizon Matrix is the result of extensive proprietary research by the Manager that examines the performance of different asset classes over various time periods. Although past performance of asset classes is not a guarantee of future results, the Manager believes that an analysis of historical performance can provide guidelines that help make prudent long-term investment decisions. The Manager’s research shows that, historically, as time frames lengthen, market volatility and the relative risk among various asset classes changes.

For example, small-capitalization stocks have been relatively volatile when compared with Treasury bills over a number of different one-year holding periods. However, when holding periods have been extended, the relative risk between small-capitalization stocks and Treasury bills has been more closely aligned. In fact, this research demonstrates that in any 20 calendar-year holding period since 1950 the worst performance of small-capitalization stocks surpassed the best performance of Treasury bills. Seligman Time Horizon Matrix is the result of similar comparisons among all the asset classes described in Appendix A over one-, five-, 10-, 20- and 30-year holding periods. Of course, past performance is not a guarantee of future results.

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Q:	How was Seligman Harvester developed?

A:	Seligman Harvester also was developed through proprietary research conducted by the Manager. Using sophisticated statistical techniques to analyze asset class returns since 1950, this research tested different combinations of withdrawal strategies and asset allocations to assess the probability of conserving capital in down markets while realizing current income. Like Seligman Time Horizon Matrix, Seligman Harvester may be updated. One of the key design parameters for a Harvester portfolio was to develop an allocation that would have had no negative investment results over any five-year period since 1950. The Manager’s research indicates that an asset allocation comprising equities (including real estate securities), fixed-income securities and US government securities was particularly effective in conserving capital over long time periods when used with certain withdrawal strategies. Under normal market conditions, Seligman TargETFund Core intends to maintain an asset allocation that includes such asset classes.

Q:	How do the TargETFunds implement the Time Horizon Matrix and Harvester strategies?

A:	TargETFund 2025 and TargETFund 2015 seek to reduce an investor’s portfolio volatility on a periodic basis through “migration.” Migration involves periodically shifting portfolio investments from historically more volatile asset classes to historically less volatile asset classes. This process continues generally in accordance with the recommendations in Seligman Time Horizon

Matrix until the portfolio matches the asset allocation recommended by TargETFund Core (or such other allocation as may be deemed appropriate in the future for TargETFund Core). The Manager may deviate from the Seligman Time Horizon Matrix’s recommended allocations at any time (including at migration or otherwise) based on market or other conditions or events. For example, the Manager has added an allocation to the fixed-income asset class to each of TargETFund 2045 and TargETFund 2035 and increased such allocation to TargETFund 2025. As discussed above, TargETFund 2025 and TargETFund 2015 have implemented migration. TargETFund 2045 and TargETFund 2035 will automatically implement migration in 2025 and 2015, respectively. TargETFund Core, which seeks to approximately maintain its target allocation, does not use migration.

Q:	Why shouldn’t I just invest in Underlying ETFs directly?

A:	Investing in the Funds offers you the choice of turnkey convenience, simplicity and the benefits of the Manager’s on-going research. For example, your statements will detail only one Fund rather than all the various individual Underlying ETFs. Moreover, by using cash flows and periodic adjustments, the Manager will seek to maintain an investment in Underlying ETFs that approximates, to the extent possible, targeted allocations. By contrast, if you choose to invest in Underlying ETFs separately, you would have to make these adjustments yourself. Such adjustments may incur significant transaction costs.

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Additional Information About the Funds’ Investment Strategies and Risks

As mentioned above, each Fund pursues its investment objective by investing in Underlying ETFs. Each Fund may also invest up to 20% of its net assets in US government securities, high-quality short-term debt instruments, cash and cash equivalents. The Funds may, from time to time, take temporary defensive positions that are inconsistent with their respective strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Funds from achieving their respective objective(s).

A Fund may purchase or sell shares of Underlying ETFs, US government securities and high-quality short-term debt instruments: (a) to accommodate purchases and sales of its shares; (b) with respect to the Target Date Funds, to implement the process of migration as discussed under “Asset Allocation Strategies” and “Questions and Answers about the Funds”; and (c) to adjust the percentages of its assets invested in each Underlying ETFs, US government securities, high-quality short-term debt instruments, cash and cash equivalents in response to economic, market or other conditions or events as well as changes in Seligman Time Horizon Matrix.

As described above, under normal conditions, the Manager, with respect to certain of the Funds, intends periodically to reallocate its investments in Underlying ETFs. The Manager may also reallocate any Fund’s investments in response to economic, market or other conditions or events. In both cases, these reallocations may generate net capital gains (including short-term capital gains that are generally taxed to investors at ordinary income tax rates) to investors in such Funds. The Manager will seek to minimize the realization of net capital gains by allocating both positive and negative cash flows (realized from purchases and sales of Fund shares) in a manner that moves the actual positions in Underlying ETFs toward the asset allocations deemed appropriate by the

Manager. However, the reallocation process may generate net capital gains for investors that are higher than the net capital gains ordinarily incurred by an investor through an asset allocation strategy that has broader investment ranges or an asset allocation strategy designed by the investor.

Investors in the Funds may bear expenses directly or indirectly through sales of securities held by the Funds and Underlying ETFs that result in realization of ordinary income or taxable gains (including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates).

Except for its fundamental policies of investing at least 80% of its net assets in Underlying ETFs, each Fund may change its principal strategies if the Board of Directors believes doing so is consistent with that Fund’s objective. In addition, Underlying ETFs, US government securities and short-term debt instruments in which each Fund may invest, the asset allocations, indices, and the investments in each Underlying ETF may be changed from time to time without shareholder approval. However, each Fund’s objective(s) and its fundamental policies may be changed only with shareholder approval.

Each Fund is subject to the risk that the asset allocation strategy used by the Manager may fail to produce the intended results. The historical data on which Seligman Time Horizon Matrix and Seligman Harvester are based involve the performance of various asset classes. Past performance, however, is not a guarantee of future performance. Moreover, the investments of Underlying ETFs may differ significantly from the securities that comprise those asset classes, and there is a risk that the performance of Underlying ETFs will not be the same as the performance of those asset classes.

A Fund may not be able to pay or timely pay redemption proceeds within the period stated in the Prospectus because of unusual market or other conditions.

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There is no guarantee that investors will realize their investment goals by investing in one or more of the Funds. Investors should carefully consider the risks and tax consequences involved with an investment in one or more of the Funds.

A more complete description of the risks associated with the investment practices of Underlying ETFs is provided under “Certain Risks of Underlying ETFs” in this Prospectus and in “Underlying ETFs” in the Series’ Statement of Additional Information.

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Management

The Board of Directors of the Series provides broad supervision over the affairs of each Fund.

The Manager of each Fund, J. & W. Seligman & Co. Incorporated, is located at 100 Park Avenue, New York, New York 10017. The Manager is responsible for each Fund’s investments and administers each Fund’s business and other affairs.

Established in 1864, the Manager currently serves as manager to 24 US registered investment companies, which offer 61 investment portfolios with approximately $11.6 billion in assets as of December 31, 2007. The Manager also provides investment management or advice to institutional or other accounts having an aggregate value at December 31, 2007 of approximately $8.1 billion.

Each Fund pays the Manager a management fee for its advisory services. The fee rate declines as each Fund’s net assets increase. The management fee rates are equal to an annual rate of 0.50% of each Fund’s average daily net assets for up to $500 million of net assets per Fund, 0.45% of each Fund’s average daily net assets from $500 million to $1 billion of net assets per Fund and 0.40% of each Fund’s average daily net assets in excess of $1 billion per Fund. For the year fiscal ended September 30, 2007, the net management fee paid by the Funds Class I shares to the Manager, as a percentage of the Fund’s Class I shares average daily net assets (which reflects the management fee waiver/expense reimbursement described below), are as follows: 0% for each of TargETF und 2045 and TargETFund 2035, 0.14% for TargETFund 2025, 0.10% for TargETFund 2015 and 0.14% for TargETFund Core.

Through at least January 31, 2015, the Manager has contractually undertaken to waive its management fee and/or to reimburse each Fund’s Class I shares expenses to the extent that each of the Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.11% per annum of that Fund’s Class I shares average daily net assets. (excluding the assets of the Funds’ other classes of shares, shares of which are not offered in this Prospectus).

In addition to the management fees paid by each of the Funds, investors will bear the management fees charged by Underlying ETFs. This will result in an investor paying higher overall fees than if the investor purchased Underlying ETFs directly.

A discussion regarding the basis for the Series’ Board of Director’s approval of the continuance of the investment management agreement between the Series and the Manager will be made available in the Series’ Mid-Year Report, dated March 31, 2008.

Portfolio Management

Mr. Charles W. Kadlec and Mr. John B. Cunningham are each Co-Portfolio Managers of the Funds and Vice Presidents of the Series. Mr. Kadlec is also a Managing Director and Director of the Manager. Mr. Kadlec is also the President of Seligman Advisors, Inc. and Seligman Services, Inc. and is responsible for overseeing the business operations of each. He is also a Vice President and Portfolio Manager of Seligman Asset Allocation Series, Inc. Mr. Kadlec is the architect of several investment strategies, chief among them Seligman Time Horizon Matrix and Seligman Harvester. He is also Vice President of Tri-Continental Corporation.

Mr. Kadlec joined the Manager in December 1985 and has since held various positions. In 1997, he became Chief Investment Strategist for Seligman Advisors and in 2002 assumed additional responsibilities as the Director of High Net Worth Marketing. In 2004, he became Executive Vice President of Seligman Advisors and assumed his current position with Seligman Advisors in January 2005.

Mr. Cunningham is also a Vice President and Portfolio Manager of Seligman Common Stock Fund, Tri-Continental Corporation and Seligman Income and Growth Fund, Inc. He is also Vice President of Seligman Portfolios, Inc. and Portfolio Manager of

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its Seligman Common Stock Portfolio. Mr. Cunningham is also a Managing Director and Chief Investment Officer of the Manager. Prior to joining the Manager in 2004, Mr. Cunningham was, beginning in 2001, a Managing Director, Senior Portfolio Manager of Salomon Brothers Asset Management (“SBAM”) and Group Head of SBAM’s Equity Team. Prior to 2001, he was Director, Portfolio Manager of SBAM.

Mr. Kadlec and Mr. Cunningham each have decision-making authority with respect to each Fund’s investments. They are responsible for the direction and interpretation of the ongoing statistical research that, in combination with their investment judgment, forms the basis of changes in the asset allocations of the Funds. In addition, they are responsible for managing cash inflows and outflows and the migration process.

Mr. Gary Terpening provides assistance in managing the Funds through his research and contributions to investment decisions with respect to the design of the overall asset allocations and through the recommendation of specific Underlying ETFs for the implementation of those allocation strategies. Mr. Terpening is Senior Vice President of the Manager and Seligman Advisors.

The Series’ Statement of Additional Information provides additional information about the compensation of the individuals named above (the “Portfolio Managers”) other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities of the Funds.

Affiliates of the Manager:

Seligman Advisors, Inc. (“Seligman Advisors”):

Each Fund’s distributor; responsible for accepting orders for purchases and sales of Fund shares.

Seligman Services, Inc.:

A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated broker or financial advisor.

Seligman Data Corp. (“SDC”):

Each Fund’s shareholder service agent; provides shareholder account services to the Funds at cost.

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Regulatory Matters

In late 2003, J. & W. Seligman & Co. Incorporated (Seligman) conducted an extensive internal review concerning mutual fund trading practices. Seligman’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the “Seligman Funds”); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the Securities and Exchange Commission (the “SEC”) and the Office of the Attorney General of the State of New York (“NYAG”).

In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against

Seligman, Seligman Advisors, Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit.

Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by Seligman and not by the Seligman Funds. If the NYAG obtains injunctive relief, Seligman and its affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies.

Seligman does not believe that the foregoing legal action or other possible actions will have a material adverse impact on Seligman or its clients, including the Seligman Funds and other investment companies managed by it; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

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Underlying ETFs

Types of Underlying ETFs

In pursuing their respective investment objectives, each Fund will invest in Underlying ETFs in accordance with the asset allocation and investment strategies contained in this Prospectus. Underlying ETFs in which the Funds may invest include those that seek to track the indices set forth below by primary asset class. In addition, Underlying ETFs may include ETFs that track different indices within these assets classes or indices corresponding to asset classes that are not listed below. There can be no assurances that any Fund will invest in any particular asset class or that any particular index and corresponding Underlying ETF will be used by any of the Funds. The Manager may, at its discretion, add other asset classes, indices and Underlying ETFs. Certain indices and Underlying ETFs, due to their characteristics, may fit into more than one asset class, and be used by the Manager for that purpose.

US Large-Capitalization Equity

■  Dow Jones US Select Dividend IndexSM

■  Russell 1000® Index

■  Russell 1000® Growth Index

■  Russell 1000® Value Index

■  Standard & Poor’s 500 Composite Stock Index (S&P 500®)

■  Standard & Poor’s 100 Stock Index
(S&P 100®)

■  NYSE US 100 Index®

■   Dow Jones Wilshire Large Cap Value Index

■  Dow Jones Wilshire Large Cap Growth Index

■  Morningstar Large Growth Index

■  Morningstar Large Value Index

■   S&P 500/Citigroup Pure Value Index

■  S&P 500/Citigroup Pure Growth Index

■  MSCI US Prime Market Value Index

■  WisdomTree LargeCap Dividend Index

US Mid-Capitalization Equity
■ Russell Midcap® Index ■ Russell Midcap® Value Index

■  Russell Midcap® Growth Index

■  Morningstar Mid Growth Index

■  Morningstar Mid Value Index

■   S&P MidCap 400/Citigroup Value Index

■  S&P MidCap 400/Citigroup Pure Value Index

■  S&P MidCap 400/Citigroup Growth Index

■  S&P MidCap 400/Citigroup Pure Growth Index

■  Dow Jones Wilshire Mid Cap Value Index

■  Dow Jones Wilshire Mid Cap Growth Index

■  Morgan Stanley Capital International United States Mid Cap Value Index

■  Morgan Stanley Capital International United States Mid Cap Growth Index

■  WisdomTree MidCap Dividend Index

US Small-Capitalization Equity

■  Russell 2000® Index

■  Russell 2000® Value Index

■  Russell 2000® Growth Index

■  S&P SmallCap 600® Index

■  Morningstar Small Growth Index

■  Morningstar Small Value Index

■   S&P SmallCap 600/Citigroup Value Index

■  S&P SmallCap 600/Citigroup Pure Value Index

■  S&P SmallCap 600/Citigroup Growth Index

■  S&P SmallCap 600/Citigroup Pure Growth Index

■  Dow Jones Wilshire Small Cap Value Index

■  Dow Jones Wilshire Small Cap Growth Index

■  MSCI US Small Cap Value Index

■  MSCI US Small Cap Growth Index

■  WisdomTree SmallCap Dividend Index

International Equity
■ Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE Index®) ■ Morgan Stanley Capital International Emerging Markets Index (MSCI Emerging Markets (EM) IndexSM)
■ WisdomTree International LargeCap Dividend Index ■ WisdomTree International SmallCap Dividend Index

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Fixed Income

■    iBoxx® $ Liquid Investment Grade Index

■    iBoxx® $ Liquid High Yield Index

■    Lehman Brothers 1-3 Year US Treasury Index

■    Lehman Brothers US Aggregate Index

■    Lehman Brothers US Treasury TIPS Inflation Notes Index

■    Lehman Brothers US Government/Credit Bond Index

■    Lehman Brothers High Yield Very Liquid Index

■    Wachovia High Yield Bond Index

■    Lehman Brothers Global Treasury Ex US Capped Index

■    Barclays US Government Inflation Linked Bond Index

Real Estate Securities

■    Dow Jones US Real Estate Index

■    Dow Jones Wilshire Ex-US Real Estate Securities Index

■    Wilshire REIT Index

■    FTSE-NAREIT Equity REITs Index[1]

■    Cohen & Steers Realty Majors Index

■    UBS Global Real Estate Investors Index[1]

■    FTSE EPRA/NAREIT Global Real Estate Index[1]

■    Wisdom Tree International Real Estate Index

■    S&P REIT Composite Index

By way of example, Underlying ETFs may include specific series of iShares Trust, iShares, Inc., SPDR Trust Series 1, MidCap SPDR Trust and other ETFs that have obtained exemptive orders from the Securities and Exchange Commission (the “SEC”).2 Underlying ETFs file financial and other

[1]	As of the date of this Prospectus, the index is not being tracked by an ETF.
[2]

iShares is a registered mark of Barclays Global Investors, N.A. (“BGI”), and the indices and underlying ETFs noted above are registered marks of various institutions. The Series or the Series’ Funds offered by this Prospectus are not sponsored, endorsed, sold, or promoted by BGI, any other ETF sponsor or index sponsor. BGI, other ETF sponsors and index sponsors make no representations or warranties to the shareholders of the Funds or any member of the public regarding the advisability of investing in the Funds. BGI, other ETF sponsors and index sponsors have no obligation or liability in connection with the operation, marketing, trading or sale of the Funds.

information with the SEC. Such information is publicly available at www.sec.gov. No representation or warranty is hereby made as to the accuracy or completeness of any such information.

Limitations on Investing in Other Investment Companies

Generally, under the Investment Company Act of 1940, as amended (the “1940 Act”), a Fund may not acquire shares of another investment company (including Underlying ETFs) if, immediately after such acquisition, (i) such Fund would hold more than 3% of the other investment company’s total outstanding shares, (ii) if such Fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the Fund, or (iii) if more than 10% of such Fund’s total assets would be invested in investment companies. The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Funds) in excess of these limits. The Funds’ ability to invest in Underlying ETFs will be severely constrained unless the Underlying ETFs have received such an order from the SEC, and the Underlying ETF and the Funds take appropriate steps to comply with the relevant terms and conditions of such orders.

A Fund will invest in an Underlying ETF only if the SEC has issued such an exemptive order to the Underlying ETF which permits investment companies, including the Funds, to invest in the Underlying ETF beyond the limitations in the 1940 Act, subject to certain terms and conditions, including that such investment companies enter into an agreement with the Underlying ETF before investing in them in excess of the 3% limitation in the 1940 Act. To the extent other ETFs obtain similar exemptive relief from the SEC, the Funds may seek to qualify to invest in such other ETFs in excess of the limitations set forth in the 1940 Act. Each Fund may invest greater than 25% of its assets in any one Underlying ETF, although no Fund intends to invest greater than 40% of its assets in any one Underlying ETF.

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To the extent the limitations of the 1940 Act apply to an Underlying ETF, such limitations may prevent a Fund from allocating its investments in the manner that the Manager considers optimal, or cause the Manager to select a similar index or sector-based mutual fund or other investment company (each, an “Other Investment Company”), or a similar basket of stocks (a group of securities related by index or sector that are pre-selected by, and made available through, certain brokers) (“Stock Baskets”) as an alternative. The Funds may also invest in Other Investment Companies or Stock Baskets when the Manager believes they represent more attractive opportunities than similar Underlying ETFs.

Each Fund invests a substantial portion of its assets in Underlying ETFs. Accordingly, each Fund’s performance depends upon a favorable allocation among Underlying ETFs as well as the ability of Underlying ETFs to generate favorable performance.

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Certain Risks of Underlying ETFs

The following summarizes certain risks associated with investments in Underlying ETFs. The summary is not intended to be exhaustive.

There can be no assurance that the investment objective(s) of any of Underlying ETFs will be achieved. Each Underlying ETF’s investments (both equity and fixed-income) may be affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events. You may experience a decline in the value of your investment, and you could lose money if you sell your shares at a price lower than you paid for them.

An investment in Underlying ETFs is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The US government does not guarantee the market value or the current yield of government securities. Each Underlying ETF’s net asset value, yield (if applicable) and total return will fluctuate and are not guaranteed by the US government.

Equity-Related Risks

The following risks relate to investments in equity securities, including common stocks, securities convertible into common stocks, options and warrants. TargETFund 2045, TargETFund 2035 and TargETFund 2025 will initially invest most of their respective assets in Underlying ETFs investing primarily in equity securities. TargETFund 2015 and TargETFund Core will invest a substantial portion of their assets in Underlying ETFs investing primarily in equity securities.

Securities of Large-Capitalization Companies—Certain Underlying ETFs invest a portion of their assets in the stocks of large-capitalization companies. Stocks of large-capitalization companies have at times experienced periods of volatility and negative performance. During such periods, the value of such stocks may decline. This could adversely affect these Underlying ETF’s performance.

Securities of Small-Capitalization Companies—Certain Underlying ETFs invest in the stocks of small-capitalization companies. Investments in such companies typically involve greater risks than investments in larger-capitalization companies. Small-capitalization companies, as a whole, may have shorter operating histories, less experienced management and limited product lines, markets and financial or managerial resources. In addition, such companies may be thinly traded and therefore subject to greater price volatility. Also, such companies may be more vulnerable than larger-capitalization companies to adverse business or economic developments.

Securities of Mid-Capitalization Companies—Certain Underlying ETFs invest a portion of their assets in the stocks of mid-capitalization companies. These companies, to certain degrees, are subject to the risks associated with investments in large-capitalization companies and small-capitalization companies, each as described above.

Sector Volatility—Certain Underlying ETFs may invest more heavily in certain industries or sectors believed by the Manager to offer good investment opportunities. If any of these industries or sectors fall out of favor, performance may be negatively affected.

Non-Diversification—Certain Underlying ETFs are classified as non-diversified. This means that such an Underlying ETF may invest most of its assets in securities issued by or representing a small number of companies. As a result, such an Underlying ETF may be more susceptible to risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

Illiquid Securities and Derivatives —Certain Underlying ETFs may invest in illiquid securities. Certain Underlying ETFs may invest in derivatives, such as stock index futures. These investments involve

32

higher risk and subject such Underlying ETFs to higher price volatility.

Foreign Securities—Certain Underlying ETFs may invest in securities of foreign issuers. These securities involve risks not associated with US investments, including settlement risks, currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.

Emerging Markets Securities—Certain Underlying ETFs may invest in securities of issuers located in emerging countries. Emerging countries may have relatively unstable governments, economies based on less diversified industrial bases and securities markets that trade a smaller number of securities. Companies in emerging markets are often smaller, less seasoned and more recently organized than many US companies.

Real Estate-Related Risks

Risks of Real Estate Investments and REITs—Certain Underlying ETFs may invest in securities issued by real estate companies (including REITs) and these may be subject to the risks associated with the direct ownership of real estate. These risks include declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other capital; overbuilding; lack of completion of developments or delays in completion; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws or other government regulations; costs resulting from the clean-up of, and legal liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; limitations on, or unavailability of, insurance on favorable economic terms; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; tenant bankruptcies and other credit problems; changes in valuation due to the impact of terrorist incidents on a particular property or area, or on a segment of the economy; uninsured damages, including those arising from floods, earthquakes or other natural disasters or from acts of war or terrorism; changes in interest rates; and legal, cultural or technological developments.

These risks, including the perception that these risks may materialize, could contribute to a decline in dividends received and paid by an Underlying ETF and a decline in the value of its investments and, consequently, its share price. To the extent investments are concentrated in particular geographical regions or types of real estate companies, it may be subject to certain of these risks to a greater degree.

The above factors may also adversely affect a borrower’s or a lessee’s ability or willingness to meet its obligations to the real estate company. In the event of a default by a borrower or lessee, the real estate company may suffer losses, experience delays in enforcing its rights as a mortgagee or lessor and incur substantial costs associated with protecting its investments.

Equity REITs (those REITs that invest a majority of their assets in real property and derive their income primarily from rents) may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs (those REITs that invest a majority of their assets in real estate mortgages and derive their income primarily from interest payments) may be affected by the quality of any credit extended, interest rates and refinancings. Further, REITs are dependent upon management skills and generally may not be diversified. As a result, performance of any REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. REITs are also subject to heavy cash flow dependency. REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended, or to maintain their exemptions from registration under the 1940

33

Act. Any such failure by a REIT could adversely affect the value of an investment in an Underlying ETF that invests in REITs.

REITs have ongoing operating fees and expenses, which may include management, advisory and administration fees or expenses. These fees and expenses are borne by REIT shareholders, including an Underlying ETF, and indirectly, the Funds.

Interest Rate Risk—Because investors generally look to real estate companies for a stream of income, the prices of real estate company shares may be more sensitive to changes in interest rates than are other equity securities.

Fixed-Income-Related Risks

The following risks relate to investments in fixed-income securities in which certain of Underlying ETFs may invest, including bonds, notes and mortgage-backed securities.

Credit risk—A fixed-income security may deteriorate in quality to such an extent that its rating is downgraded or its market value declines. Credit risk also includes the risk that an issuer of fixed-income securities would not be able to make or timely make interest and principal payments. If an Underlying ETF holds securities that have been downgraded, or that default on payment, its performance could be negatively affected.

Ratings by Moody’s and S&P are generally accepted measures of credit risk. However, these ratings have limitations. The rating of an issuer is based heavily on past developments and does not necessarily reflect probable future condition. Frequently there is a lag between the time the rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

Certain of the Funds invest a portion of their assets in Underlying ETFs that invest in the securities of issuers that hold mortgage and asset backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Underlying ETFs in which the Funds invest.

Market risk—Fixed-income securities in which the relevant Underlying ETFs invest are traded principally by dealers in the over-the-counter market. Prices of bonds may fall in response to economic events or trends or in response to events specific to a single issuer, such as a downgrade in the issuer’s credit rating or business prospects. Adverse market conditions could reduce the number of ready buyers.

Interest-Rate Risk—Generally, as interest rates rise, the value of fixed-income securities will decline. This effect of interest rates is usually greater for longer-term securities. Longer-term securities generally tend to produce higher yields but are subject to greater market fluctuations as a result of changes in interest rates than fixed-income securities with shorter maturities.

Additionally, when interest rates are falling, the inflow of new money into each of these Underlying ETFs from their sale of shares will likely be invested in securities producing lower yields than the balance of the Underlying ETF’s assets, reducing the current yield of the Underlying ETF. In periods of rising interest rates, the opposite may be true. Certain of Underlying ETFs invest in securities issued by the US Government, which are considered among the safest of fixed-income investments. However, their market values, like those of other debt securities, will fluctuate with changes, real or anticipated, in the level of interest rates. The value of an Underlying ETF that invests in US Government securities

34

will fluctuate accordingly, and its yield will vary based on the yield of its portfolio securities.

Illiquid Securities and Derivatives—Certain Underlying ETFs may invest in illiquid securities. Certain Underlying ETFs may invest in derivatives. These investments involve higher risk and subject these Underlying ETFs to higher price volatility.

Foreign Securities—Certain Underlying ETFs may invest in fixed-income securities of foreign issuers.

These securities involve risks not associated with US investments, including settlement risks, currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.

35

Shareholder Information

The Funds offers six classes of shares. Only Class I shares are offered by this Prospectus. The Board of Directors of the Series believes that no conflict of interest currently exists among the Funds’ Classes of shares. On an ongoing basis, the Directors, in the exercise of their fiduciary duties under the 1940 Act and applicable state law, will seek to ensure that no such conflict arises.

Seligman (as well as the Funds’ distributor) may provide cash payments out of its own resources to financial intermediaries that sell shares of the Funds or otherwise provide services to the Funds. For more details regarding such payments, please consult the Series’ Statement of Additional Information.

Pricing of Fund Shares

When you buy or sell shares, you do so at the Class’s net asset value (“NAV”) next calculated after Seligman Advisors accepts your request. However, in some cases, each Fund has authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of each Fund. In such instances, customer orders will be priced at the Class’s NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. However, Seligman Advisors may reject any request to purchase Fund shares under the circumstances discussed later in this Prospectus under the captions “Important Policies That May Affect Your Account” and “Frequent Trading of Fund Shares.” Authorized financial intermediaries or their designees are responsible for forwarding your order in a timely manner.

NAV: Computed separately for each Class by dividing that Class’s share of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.

If your buy or sell order is received by an authorized financial intermediary or its designee after the close of regular trading on the New York Stock Exchange (“NYSE”), the order will be executed at the Class’s NAV calculated as of the close of regular trading on the next NYSE trading day. When you sell shares, you receive the Class’s per share NAV.

The NAV of each Fund’s shares is determined each day, Monday through Friday, on days that the NYSE is open for trading. Because certain or all of the Funds may invest in Underlying ETFs holding portfolio securities that are primarily listed on foreign exchanges that may trade on weekends or other days when Underlying ETFs do not price their shares, the value of a Fund’s portfolio securities (i.e., Underlying ETFs that invest in securities that are primarily listed on foreign exchanges) may change on days when you may not be able to buy or sell Fund shares.

Underlying ETFs and other securities owned by each Fund are valued at current market prices. If Seligman concludes that the most recently reported (or closing) price of a security held by a Fund is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value the security at its fair value as determined in accordance with policies and procedures approved by the Series’ Board of Directors. The value of a security held by a Fund could be so determined in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intraday trading halts or extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset

36

value or the price that may be realized upon the actual sale of the security.

How to Buy Fund Shares

Class I shares are not subject to any initial or contingent deferred sales charges or distribution expenses. This Class, however, is only offered to certain types of investors. Class I shares may be purchased only by (i) a “qualified tuition program” (within the meaning of Section 529 of the Internal Revenue Code) approved by Seligman Advisors, (ii) certain qualified employee benefit plans offered to employees of Seligman and its affiliates and SDC, (iii) any qualified or non-qualified employee benefit plan or arrangement (“Benefit Plan”) with over $200 million in assets that is approved by Seligman Advisors, (iv) with respect to a specific Seligman fund in the Seligman Group of Funds, any Benefit Plan or other investor that makes an initial investment of $3,000,000 or more in Class I Shares of that Seligman fund and (v) any Benefit Plan with at least $25 million in assets purchasing Class I shares through a financial intermediary that has been authorized by Seligman Advisors to offer Class I shares pursuant to a written agreement. Each eligible investor is required to have a single account and trade electronically with SDC either through the electronic trading platform operated by the National Securities Clearing Corporation (NSCC) or other electronic means acceptable to SDC. Benefit Plans that have the same sponsor (or sponsors affiliated with one another) (“Affiliated Benefit Plans”) may aggregate their investments for determining eligibility to invest in Class I shares. However, any Benefit Plan not otherwise eligible on its own to invest in Class I shares must place orders for shares of a Seligman fund through a single account maintained for the benefit of its Affiliated Benefit Plans.

To make your initial investment in the Funds, an account must be established with SDC.

How to Exchange Shares Among the Seligman Mutual Funds

You may sell Fund shares to buy shares of the same Class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy Fund shares. Class I shares may not be offered by every Seligman mutual fund. Please consult the relevant fund’s current prospectus to determine if it offers Class I shares. Exchanges will be made at each fund’s respective NAV. Exchanges generally must be requested in writing and received by Seligman Advisors by 4:00 p.m. Eastern time to receive that day’s NAV.

How to Sell Shares

Generally, institutional shareholders must send written instructions to SDC to sell Fund shares. SDC will send proceeds from a sale by means agreed on between each institutional shareholder and SDC. Sales handled by an authorized dealer or financial advisor generally must follow the same procedure. The Funds do not charge any fees or expenses for a sale handled by an authorized dealer or financial advisor, but the dealer or financial advisor may charge a service fee. SDC may require additional documents to sell Fund shares. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Important Policies That May Affect Your Account

To protect you and other shareholders, each Fund reserves the right to:

■	Refuse any request to buy Fund shares;

■	Reject any request received by telephone;

■	Close your account if it does not have a certified taxpayer identification number (this is your social security number for individuals);

37

■	Request additional information or close your account to the extent required or permitted by applicable law or regulations, including those relating to the prevention of money laundering; or

■	Close your account if your account remains below $250,000 for a period of at least six months.

Frequent Trading of Fund Shares

As a matter of policy, each Fund discourages frequent trading of Fund shares. In this regard, the Board of Directors of the Series has adopted written policies and procedures that, subject to the limitations set forth below, are designed to deter frequent trading that may be disruptive to the management of a Fund’s portfolio. If any Fund, Seligman Advisors (the Funds’ distributor) or SDC (the Funds’ shareholder servicing agent) (referred to collectively below as the “Seligman Entities”) determine that you have exchanged more than twice to and from a Fund in any three-month period, you will not be permitted to engage in further exchange activity in such Fund for 90 days. The Seligman Entities may under certain circumstances also refuse initial or additional purchases of a Fund’s shares by any person for any reason, including if that person is believed to be engaging, or suspected of engaging, in trading of fund shares in excess of the guidelines noted above (excluding purchases via a direct deposit through an automatic payroll deduction program). In addition, the Seligman Entities may under certain circumstances refuse to accept exchange requests for accounts of any person that has had a previous pattern (even if involving a different fund in the Seligman Group) of trading in excess of the guidelines noted above. Furthermore, if you purchase shares of a Fund through a financial intermediary, your ability to purchase or exchange shares of a Fund could be limited if your account is associated with a person (e.g., broker or financial advisor) previously identified by the Seligman Entities as engaging in trading activity in excess of the guidelines noted

above. The Funds’ policies do not permit exceptions to be granted, and the policies are, to the extent possible, applied uniformly to all accounts where beneficial ownership has been ascertained.

Shareholders and their financial intermediaries seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Seligman Entities to prevent excessive trading, there is no guarantee that the Seligman Entities will be able to identify such shareholders or curtail their trading practices. The ability of the Seligman Entities to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations and hindered by financial intermediaries purposefully or unwittingly facilitating these practices. In addition, each Fund receives purchase, exchange and redemption orders through financial intermediaries, some of whom hold shares through omnibus accounts, and the Seligman Entities will not, under most circumstances, know of or be able to reasonably detect excessive trading which may occur through these financial intermediaries. Omnibus account arrangements and their equivalents (e.g., bank trust accounts and retirement plans) are a common form of holding shares of funds by many brokers, banks and retirement plan administrators. These arrangements often permit the financial intermediary to aggregate many client transactions and ownership positions and provide each Fund with combined purchase and redemption orders. In these circumstances, the Seligman Entities may not know the identity of particular shareholders or beneficial owners or whether particular purchase or sale orders were placed by the same shareholder or beneficial owner. A substantial percentage of shares of each Fund may be held through omnibus accounts and their equivalents.

To the extent that the efforts of the Seligman Entities are unable to eliminate excessive trading practices in a Fund, these practices may interfere with the efficient management of such Fund’s portfolio, hinder such Fund’s ability to pursue its

38

investment objective and may reduce the returns of long-term shareholders. Additionally, these practices may result in a Fund engaging in certain activities to a greater extent then it otherwise would, such as maintaining higher cash balances, using its line of credit to a greater extent and engaging in additional portfolio transactions. Increased portfolio transactions and use of the line of credit could correspondingly increase a Fund’s operating costs and decrease a Fund’s investment performance. Maintenance of a higher level of cash balances necessary to meet frequent redemptions could likewise result in lower Fund investment performance during periods of rising markets.

Dividends and Capital Gain Distributions

Each Fund generally will pay any dividends from its net investment income and distributes any net capital gains realized on investments at least annually (TargETFund Core generally will pay dividends from its net investment income on a quarterly basis). Because each Fund may sell Underlying ETFs, US Government securities and short-term debt instruments: (a) to accommodate redemptions of its shares; (b) in respect of the Target Date Funds, to implement the process of migration; and (c) to adjust the percentages of its assets invested in each Underlying ETF, US Government securities, short-term debt instruments, cash and cash equivalents in response to economic, market or other conditions or events, and changes in Seligman Time Horizon Matrix, each Fund may generate net capital gains (including short-term capital gains that are generally taxed to shareholders at ordinary income tax rates) for investors that may be higher than the net capital gains ordinarily incurred by an investor through an investment in another asset allocation fund that has broader investment ranges or an asset allocation strategy designed by the investor. In addition, due to federal income tax laws, each Fund may not fully utilize capital losses (to offset capital gains) from the sale of Underlying ETFs at a loss. In addition, Underlying ETFs may distribute capital gains to the Funds.

Institutional shareholders such as tax-deferred retirement plans and qualified tuition programs generally will have dividend and capital gain distributions reinvested in additional Fund shares. Other institutional shareholders may elect to:

(1)	reinvest both dividends and capital gain distributions;

(2)	receive dividends in cash and reinvest capital gain distributions; or

(3)	receive both dividends and capital gain distributions in cash.

If you want to change your election, you may send written instructions to SDC at P.O. Box 9759, Providence, RI 02940-9759 or, an authorized dealer or financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.

Dividends or capital gain distributions that are not reinvested will be sent by means agreed on between SDC and each shareholder. Such distributions can be sent by check or by wire transfer, or, if you have current ACH bank information on file, directly deposited into a predesignated bank account, typically within 2 business days from the payable date.

Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the ex-dividend date.

39

Dividend:

A payment by a mutual fund, usually derived from a Fund’s net investment income (dividends and interest earned on portfolio securities less expenses).

Capital Gain Distribution:

A payment to mutual fund shareholders which represents profits realized on the sale of securities in a Fund’s portfolio.

Ex-dividend Date:

The day on which any declared distributions (dividends or capital gains) are deducted from a Fund’s assets before it calculates its NAV.

Taxes

The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. To the extent a Fund receives certain tax benefits on dividends that it receives, these pass-through benefits may not be realized by an investor in the Fund. Tax-deferred retirement plans and qualified tuition programs are not taxed currently on dividends or capital gain distributions or on gains resulting from the sale or exchange of Fund shares.

You may be taxed at different rates on capital gains distributed by a Fund depending on the length of time the Fund holds its assets.

When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder’s situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

Each of the Target Date Funds will automatically be combined with the TargETFund Core during their respective target years. The Manager expects each of these combinations to be effected as an acquisition of the assets and liabilities of the applicable Target Date Fund in exchange for shares of TargETFund Core at net asset value, with the shares of TargETFund Core then distributed to shareholders of the applicable Target Date Fund. Based on current tax rules, the Manager expects the combination to be effected in a non-taxable transaction. Changes in such tax rules or other applicable law could negatively impact the combination of Funds.

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The Seligman Mutual Funds

EQUITY

Specialty

Seligman Communications and Information Fund†

Seeks capital appreciation by investing in companies operating in the communications, information and related industries.

Seligman Emerging Markets Fund†

Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging markets.

Seligman Global Technology Fund

Seeks long-term capital appreciation by investing primarily in global securities (US and non-US) of companies in the technology and technology-related industries.

Small Company

Seligman Frontier Fund†

Seeks growth of capital by investing primarily in small company growth stocks.

Seligman Global Smaller Companies Fund†

Seeks long-term capital appreciation by investing in securities of smaller companies around the world, including the US.

Seligman Smaller-Cap Value Fund†

Seeks long-term capital appreciation by investing in common stocks equities of smaller companies, deemed to be “value” companies by the investment manager.

Medium Company

Seligman Capital Fund†

Seeks capital appreciation by investing in the common stocks of medium-sized companies.

Large Company

Seligman Common Stock Fund†

Seeks total return through a combination of capital appreciation and current income.

Seligman Global Growth Fund†

Seeks capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.

Seligman Growth Fund†

Seeks long-term capital appreciation.

Seligman International Growth Fund†

Seeks long-term capital appreciation by generally investing in securities of large- and mid-capitalization growth companies in international markets.

Seligman Large-Cap Value Fund†

Seeks long-term capital appreciation by investing in common stocks of large companies, deemed to be “value” companies by the investment manager.

Balanced

Seligman Income and Growth Fund†

Seeks total return through a combination of capital appreciation and income consistent with what is believed to be a prudent allocation between equity and fixed-income securities.

Real Estate Securities

Seligman LaSalle Global Real Estate Fund†

Seeks total return through a combination of current income and long-term capital appreciation by investing in equity and equity-related securities

† Offers Class I shares.

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issued by global real estate companies, such as US real estate investment trusts (REITs) and similar entities outside the US.

Seligman LaSalle Monthly Dividend Real Estate Fund†

Seeks to produce a high level of current income with capital appreciation as a secondary objective by investing in equity and equity-related securities issued by real estate companies, such as real estate investment trusts (REITs).

FIXED-INCOME

Income

Seligman High-Yield Fund†

Seeks a high level of current income and may also consider the potential for capital appreciation consistent with prudent investment management. The Fund invests primarily in non-investment grade, high-yield securities.

Seligman Core Fixed Income Fund†

Seeks to produce a high level of current income consistent with prudent exposure to risk. Capital appreciation is a secondary objective. The Fund invests a significant portion of its assets in investment grade fixed-income securities.

Seligman U.S. Government Securities Fund

Seeks a high level of current income consistent with prudent investment risk primarily by investing in a diversified portfolio of securities issued or guaranteed by the US government, its agencies or instrumentalities, or government sponsored enterprises.

Municipal

Seligman Municipal Funds:

National Fund

Seeks maximum income, exempt from regular federal income taxes.

State-specific funds:*

Seek to maximize income exempt from regular federal income taxes and from regular income taxes in the designated state.

California	Louisiana	New Jersey
• High-Yield	Maryland	New York
• Quality	Massachusetts	North Carolina
Colorado	Michigan	Ohio
Florida	Minnesota	Oregon
Georgia	Missouri	Pennsylvania
South Carolina

* A small portion of income may be subject to state and local taxes.

Money Market

Seligman Cash Management Fund†

Seeks to preserve capital and to maximize liquidity and current income by investing only in high-quality money market securities. The fund seeks to maintain a constant net asset value of $1.00 per share.

ASSET ALLOCATION

Seligman Asset Allocation Series, Inc. offers four different asset-allocation funds that pursue their investment objectives by allocating their assets among other mutual funds in the Seligman Group.

Seligman Asset Allocation Aggressive Growth Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in aggressive growth-oriented domestic and international equity securities weighted toward small- and medium-capitalization companies.

† Offers Class I shares.

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Seligman Asset Allocation Growth Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in growth-oriented domestic and international equity securities, with a more even weighting among small-, medium- and large-capitalization companies than Seligman Asset Allocation Aggressive Growth Fund.

Seligman Asset Allocation Moderate Growth Fund

Seeks capital appreciation by creating a portfolio of mutual funds that invests in small-, medium- and large-capitalization domestic and international equity securities as well as real estate securities and domestic fixed-income securities.

Seligman Asset Allocation Balanced Fund

Seeks capital appreciation and preservation of capital with current income and growth of income by creating a portfolio of mutual funds that invests in medium- and large-capitalization and dividend producing domestic and international equity securities supplemented by a larger allocation to real estate securities as well as domestic fixed-income securities, cash and cash equivalents than Seligman Asset Allocation Moderate Growth Fund.

Seligman TargetHorizon ETF Portfolios, Inc. offers five asset-allocation mutual funds that seek to achieve their respective investment objectives by allocating their assets among exchange-traded funds (ETFs).

Seligman TargETFund 2045†

Seeks capital appreciation until migration, and thereafter capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as 2045 approaches.

Seligman TargETFund 2035†

Seeks capital appreciation until migration, and thereafter capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as 2035 approaches.

Seligman TargETFund 2025†

Seeks capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as 2025 approaches.

Seligman TargETFund 2015†

Seeks capital appreciation and current income consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as 2015 approaches.

Seligman TargETFund Core†

Seeks capital appreciation and preservation of capital with current income.

† Offers Class I shares.

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Financial Highlights

The table below is intended to help you understand the financial performance of the Class I shares of each Fund for the periods presented. Certain information reflects financial results for a single share of Class I shares that was held throughout the periods shown. Per share amounts are calculated based on average shares outstanding during the period. “Total return” shows the rate that you would have earned (or lost) on an investment in the Class, assuming you reinvested all your dividends and capital gain distributions, if any. Total returns do not reflect any fees or taxes investors may incur on distributions or on the redemption of shares, and are not annualized. If such fees and taxes were included, the returns presented below would have been lower. The ratios of expenses and net investment income to average net assets do not reflect the expenses of Underlying ETFs in which the Funds invest. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, has audited this information. Their report, along with the Series’ financial statements, is included in the Series’ Annual Report, which is available upon request.

CLASS I	TARGETFUND 2045		TARGETFUND 2035
October 2, 2006* to September 30, 2007
Per Share Data:
Net asset value, beginning of period	$8.10		$8.10
Income from investment operations:
Net investment income	0.10		0.17
Net realized and unrealized gain on investments	1.60		1.53
Total from investment operations	1.70		1.70
Less distributions:
Dividends from net investment income	(0.06)		(0.06)
Total distributions	(0.06)		(0.06)
Net asset value, end of period	$9.74		$9.74
Total Return	21.04%		21.04%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$330		$205
Ratio of expenses to average net assets	0.20%	†	0.00%	†
Ratio of net investment income to average net assets	1.14%	†	2.53%	†
Portfolio turnover rate	34.04%		3.49%
Without expense reimbursement:††
Ratio of expenses to average net assets	3.78%	†	2.98%	†
Ratio of net investment loss to average net assets	(2.44)%	†	(1.64)%	†

See footnotes on page 44.

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CLASS I	TARGETFUND 2025			TARGETFUND 2015			TARGETFUND CORE
	Year Ended 9/30/07	10/3/05 to 9/30/06	**	Year Ended 9/30/07	10/3/05 to 9/30/06	**	Year Ended 9/30/07	10/3/05 to 9/30/06	**
Per Share Data:
Net asset value, beginning of period	$7.88	$7.14		$7.88	$7.14		$7.64	$7.14
Income from investment operations:
Net investment income	0.08	0.05		0.13	0.11		0.19	0.20
Net realized and unrealized gain on investments	1.41	0.73		1.03	0.68		0.60	0.43
Total from investment operations	1.49	0.78		1.16	0.79		0.79	0.63
Less distributions:
Dividends from net investment income	(0.06)	—		(0.08)	(0.05)		(0.20)	(0.16)
Distributions from net realized capital gain	(0.01)	(0.04)		(0.01)	—		(0.02)	ø
Total distributions	(0.07)	(0.04)		(0.09)	(0.05)		(0.22)	(0.16)
Net asset value, end of period	$9.30	$7.88		$8.95	$7.88		$8.18	$7.61
Total Return	19.01%	11.05%		14.84%	11.11%		10.43%	9.03%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$1,809	$1,209		$901	$680		$899	$660
Ratio of expenses to average net assets	0.61%	0.61%	†	0.61%	0.61%	†	0.61%	0.61%	†
Ratio of net investment income to average net assets	0.95%	0.71%	†	1.55%	1.49%	†	2.42%	2.71%	†
Portfolio turnover rate	11.66%	16.54%		18.73%	11.63%		33.35%	21.70%
Without expense reimbursement:††
Ratio of expenses to average net assets	0.97%	1.02%	†	1.01%	1.02%	†	0.97%	0.90%	†
Ratio of net investment income to average net assets	0.59%	0.31%	†	1.15%	1.08%	†	2.06%	2.42%	†

*	Commencement of operations. Total return is calculated from the opening of business on October 2, 2006.
**	Commencement of operations. Total return is calculated from the opening of business on October 3, 2005.
†	Annualized.
††	The Manager reimburses certain expenses of the Fund.
ø	A short-term gain of $0.004 was paid.

45

Appendix A

Seligman Time Horizon Matrix Asset Classes

Seligman Time Horizon Matrix is the result of extensive ongoing proprietary research by the Manager that examines the historical performance of different asset classes over different time periods. The Manager compared the performance of these various asset classes over a number of one-, five-, 10- and 20-year holding periods from 1950 to 2007 to assess the relative volatility of the asset classes over time. The asset classes are listed below. In performing its research, the Manager selected certain unmanaged indices as approximations for the respective asset classes. The unmanaged indices (in which investors cannot directly invest) used in the research are identified next to their respective asset classes.

US Small-Company Stocks:  1979-2007: Russell 2000 Index; 1950-1978: Ibbotson Small Stock Index

US Medium-Company Stocks:  1979-2007: Russell Midcap Index; 1950-1978: Estimated as the midpoint between the total return for the Ibbotson Small Stock Index and the Standard & Poor’s 500 Composite Stock Index (“S&P 500”)

US Large-Company Stocks:  1950-2007: S&P 500

International Small-Company Stocks:  1990-2007: Citigroup Extended Markets Index World Ex. US; 1986-1989: NatWest Securities Ltd. (“NWSL”) Global Ex. U.S. Smaller Companies Index; 1970-1985: Estimated as the difference between the Morgan Stanley Capital International (“MSCI”) Europe Australasia and Far East (“EAFE”) Index and the S&P 500, added to the Ibbotson Small Stock Index; 1950-1969: Estimated as the Ibbotson Small Stock Index

Emerging Markets:  1988-2007: MSCI Emerging Markets Free Index; 1985-1987: IFC Global Emerging Composite; 1970-1984: Estimated as the difference between the MSCI EAFE Index and the S&P 500, added to the Ibbotson Small Stock Index; 1950-1969: Estimated as the Ibbotson Small Stock Index

International Large-Company Stocks:  1970-2007: MSCI EAFE Index; 1950-1969: Estimated as the S&P 500

Investment Grade Fixed Income:  1973- 2007: Lehman Brothers Government/Credit Bond Index; 1969-1972: Estimated as the Citigroup Long-Term

High Grade Corporate Bond Total Return Index; 1950-1968: Ibbotson Long-Term Corporate Bonds estimate.

High-Yield Corporate Securities:  1989-2007: Citigroup High Yield Market Index; 1981-1988: Credit Suisse First Boston High Yield Index II; 1969-1980: Estimated as the Citigroup Long-Term High Grade Corporate Bond Total Return Index; 1950-1968: Ibbotson Long-Term Corporate Bonds estimate.

US Corporate Bonds:  2004-2007: Citigroup BIG Credit-High Grade (10+ Y) AAA-AA Rated (LOC) Index; 1969-2003: Citigroup High Grade Corporate Index; 1950-1968: Ibbotson Long-Term Corporate Bonds Estimate.

US Government Bonds:  1973-2007: Lehman Brothers Government Bond Index; 1950-1972: Ibbotson Long-Term Government Bond Index. To the greatest extent possible, each year, a one-bond portfolio with a term of approximately 20 years and a reasonably current coupon, and whose returns did not reflect potential tax benefits, impaired negotiability, or special redemption or call privileges, was used.

Real Estate:  1972-2007: FTSE-NAREIT Equity REIT Index; 1950-1971: Estimated through regression analysis.

Cash Equivalents:  US 90-Day Treasury Bills.

Inflation:  1978-2007: Consumer Price Index for All Urban Consumers; 1950-1977: Consumer Price Index.

46

Appendix B

Relative Risk Changes Over Time

High and Low Average Annual Returns of Asset Classes on a Calendar-Year Basis

January 1, 1950 – December 31, 2007

The above chart does not represent the past or future performance of any Seligman Mutual Fund.

Figures derived from Ibbotson, Citigroup, and FactSet. The above chart shows the high and low average annual returns on a calendar-year basis from 1950-2007 for US Small-Company Stocks, US Large-Company Stocks, US Corporate Bonds, US Government Bonds, and US Treasury Bills. Total returns reflect the reinvestment of distributions, if any. The returns of these asset classes, as represented by unmanaged indices described below, in which individuals cannot directly invest, are for illustrative purposes only, reflect past performance, and do not reflect the performance of any mutual fund, nor are they any representation of the future performance of mutual funds or any other investment product. Also, keep in mind that the securities represented by the indices involve widely varying degrees of income and growth potential, and risk to investors. Rates on Treasury bills and Government bonds are fixed, and principal, if held to maturity, is guaranteed. Corporate bonds offer a fixed rate of return and principal value. Although common stocks have produced higher historical returns, they may subject principal to greater risk than other types of investments. The stocks of smaller companies are subject to greater price fluctuation than the stocks of larger companies.

The indices are comprised of the following: US Small-Company Stocks: Russell 2000 (1979-2007) and Ibbotson Small Stock Index (1950-1978); US Large-Company Stocks: Standard & Poor’s 500 Stock Index (S&P 500); Investment Grade Fixed Income: Lehman Brothers Government/Credit Bond Index (1973-2007), estimated as the Citigroup High Grade Corporate Index (1969-1972), and Ibbotson Long Term Corporate Bonds estimate (1950-1968); US Government Bonds: Lehman Brothers Government Bond Index (1973-2007) and Ibbotson Long-Term Government Bond Index (1950-1972); and Treasury Bills: Ibbotson One Bill Portfolio.

47

How to Contact Us

The Funds

Write	Corporate Communications/Investor Relations Department J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017

Phone	Toll-free in the US (800) 221-7844 Outside the US (212) 850-1864

Account Services

Write	Shareholder Service Agent/Seligman Group of Funds Seligman Data Corp.

For investments into an account	P.O. Box 9766 Providence, RI 02940-9766

For non-investment inquiries	P.O. Box 9759 Providence, RI 02940-9759

For matters requiring overnight delivery	101 Sabin St. Pawtucket, RI 02860

Phone	Non-Retirement Accounts Toll-free in the US (800) 221-2450 Outside the US (212) 682-7600

Retirement Plan Services Toll-free (800) 445-1777

24-hour automated telephone access is available by calling (800) 622-4597 on a touchtone telephone. You will have instant access to price, yield, account balance, most recent transaction, and other information.

SELIGMAN ADVISORS, INC.

an affiliate of

J. & W. SELIGMAN & CO.

INCORPORATED

ESTABLISHED 1864

100 Park Avenue, New York, NY 10017

48

For More Information

The following information is available, without charge, upon request by calling toll-free (800) 221-2450 in the US or (212) 682-7600 outside the US. You may also call these numbers to request other information about the Funds or to make shareholder inquiries.

The Statement of Additional Information (“SAI”) contains additional information about the Funds. The SAI is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (and are legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about each Fund’s investments. As applicable in the Series’ Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected a Fund’s performance during the relevant period. The Series’ SAI and most recent Annual/Semi-Annual Reports are also available, free of charge, at www.seligman.com.

This Prospectus is intended for use in connection with certain tax-deferred investment programs and other investors.

Information about the Funds, including the Prospectus and SAI, can be viewed and copied at the SEC’s public reference room in Washington D.C. For information about the operation of the public reference room, call (202) 942-8090. The Prospectus, SAI, Annual/Semi-Annual Reports and other information about the Funds are also available on the Edgar database on the SEC’s internet site: www.sec.gov.

Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

SEC File Number:    811-21788

SELIGMAN TARGETHORIZON ETF PORTFOLIOS, INC.

Seligman TargETFund 2045

Seligman TargETFund 2035

Seligman TargETFund 2025

Seligman TargETFund 2015

Seligman TargETFund Core

Statement of Additional Information

February 1, 2008

100 Park Avenue

New York, New York 10017

(212) 850-1864

Toll Free Telephone: (800) 221-2450

For Retirement Plan Information - Toll-Free Telephone: (800) 445-1777

This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the current Prospectus dated February 1, 2008 relating to Class A shares, Class B shares, Class C shares, Class D shares and Class R shares, and the current Prospectus dated February 1, 2008 relating to Class I shares (together, the “Prospectuses”) of Seligman TargetHorizon ETF Portfolios, Inc. (the “Series”), an asset allocation Series containing five separate and distinct funds: Seligman TargETFund 2045, Seligman TargETFund 2035, Seligman TargETFund 2025, Seligman TargETFund 2015 and Seligman TargETFund Core (collectively, the “Funds”). Although authorized by the Series’ Board of Directors, Class B shares are not currently being offered by the Funds. This SAI, although not in itself a Prospectus, is incorporated by reference into each Prospectus in its entirety. It should be read in conjunction with each Prospectus, which you may obtain by writing or calling the Series at the above address or telephone numbers, respectively.

The financial statements and notes included in the Series’ Annual Report, which includes the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. The Annual Report will be furnished to you without charge if you request a copy of this SAI.

The website references in this SAI are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this SAI.

Series History

Seligman TargetHorizon ETF Portfolios, Inc. was incorporated under the laws of the state of Maryland on July 6, 2005.

Description of the Series and its Investments and Risks

Classification

Seligman TargetHorizon ETF Portfolios, Inc. is a diversified open-end management investment company, or mutual fund, which consists of five separate and distinct funds: Seligman TargETFund 2045, Seligman TargETFund 2035, Seligman TargETFund 2025, Seligman TargETFund 2015 and Seligman TargETFund Core.

Investment Strategies and Risks

The following information regarding each Fund’s investments and risks supplements the information contained in the Prospectuses.

General

Each Fund seeks to achieve its investment objective(s) by investing in securities issued by those investment companies commonly referred to as “exchange-traded funds” or “ETFs”, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. Each ETF generally tracks a securities index or a basket of securities. In addition to investments in shares of ETFs (“Underlying ETFs”), a Fund may invest in U.S. government securities, high-quality short term debt instruments, cash and cash equivalents. In addition to a Fund’s operating expenses, investors will indirectly pay the operating expenses of Underlying ETFS. Thus, the expenses paid by an investor will be higher than if such investor had invested directly in an Underlying ETF.

Each Fund invests in shares of Underlying ETFs and its performance is directly related to the ability of its Underlying ETFs to meet their respective investment objectives, as well as J. & W. Seligman & Co. Incorporated’s (the “Manager” or “Seligman”) allocation among Underlying ETFs. Accordingly, each Fund’s investment performance will be influenced by the investment strategies of, and risks associated with, Underlying ETFs in direct proportion to the amount of assets each Fund allocates to Underlying ETFs utilizing such strategies.

The Funds

The investment objectives and principal investment strategies of each Fund, as well as the principal risks associated with each Fund’s investment strategies, are set forth in the Prospectuses. Certain additional investment information is set forth below.

Borrowing. Each Fund may borrow money from banks in an amount not to exceed 33 1/3% of the value of its total assets. Each Fund may also borrow up to an additional 5% of its total assets for temporary purposes.

Borrowed money creates an opportunity for greater capital appreciation, but at the same time increases exposure to capital risk. The net cost of any money borrowed would be an expense that otherwise would not be incurred, and this expense will limit a Fund’s net investment income in any given period.

Any gain in the value of securities purchased with money borrowed in excess of the cost of amounts borrowed would cause the net asset value of a Fund’s shares to increase more than otherwise would be the case. Conversely, any decline in the value of securities purchased with money borrowed, or any gain in value less than the cost of amounts borrowed, would cause a Fund’s net asset value to decline more than would otherwise be the case.

Lending of Portfolio Securities. Each Fund may lend portfolio securities to brokers or dealers, banks, or other institutional borrowers of securities. No Fund will lend portfolio securities to any institutions affiliated with a Fund. The borrower must maintain with such Fund cash or equivalent collateral equal to at least 100% of the current market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays a Fund any dividends or interest paid on the securities. Each Fund may invest the collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. Loans made by a Fund will generally be short-term. Loans are subject to termination at the option of the applicable Fund or the borrower. The applicable

2

Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the collateral to the borrower or placing broker. No Fund has the right to vote securities on loan, but would terminate a loan and regain the right to vote if that were considered important with respect to the investment. A Fund may lose money if a borrower defaults on its obligation to return securities and the value of the collateral held by such Fund is insufficient to replace the loaned securities. In addition, a Fund is responsible for any loss that might result from its investment of the borrower’s collateral.

Rights and Warrants. Each Fund may invest in common stock rights and warrants. The Board must approve an investment in any warrant if it is of a type that has not previously been utilized. Common stock rights and warrants received as part of a unit or attached to securities purchased (i.e., not separately purchased) are not included in the Funds’ investment restrictions regarding such securities.

When-Issued or Forward Commitment Securities. Each Fund may purchase or sell securities on a when-issued or forward commitment basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund may purchase a security on a when-issued or forward commitment basis with or without the intention of actually acquiring the securities and may sell these securities before the purchase settlement date if it is deemed advisable.

When investing in when-issued or forward commitment securities, cash or liquid securities equal to the amount of the when-issued or forward commitment securities will be segregated at the Fund’s custodian, and marked to market daily, with additional cash or liquid securities added when necessary. When the time comes to pay for when-issued or forward commitment securities, a Fund will meet its obligations from then available cash flow or the sale of securities (those segregated or otherwise), although a Fund would not normally expect to do so, from the sale of the when-issued or forward commitment securities themselves (which may have a value greater or less than a Fund’s payment obligations).

Securities purchased on a when-issued or forward commitment basis are subject to changes in market value based upon investors’ perceptions of the creditworthiness of the issuer and upon changes, real or anticipated, in the level of interest rates. If a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued or forward commitment basis, the market value of a Fund’s assets may fluctuate more than would otherwise be the case. Purchasing a security on a when-issued or forward commitment basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security so purchased. The sale of securities held by a Fund in order to meet obligations resulting from when-issued or forward commitment securities carries with it a greater potential for the realization of capital gain or loss.

Repurchase Agreements. Each Fund may enter into repurchase agreements as a short-term cash management tool. A repurchase agreement is an agreement under which a Fund acquires a security, generally a US government obligation, subject to resale at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the period of time such Fund holds the security and is unrelated to the interest rate on the security. Each Fund’s repurchase agreements will at all times be fully collateralized. Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, a decline in value of the underlying securities and a loss of interest. Repurchase agreements are typically entered into for periods of one week or less.

Investments to Control. No Fund may invest for the purpose of controlling or managing any company. If a Fund acquires a large percentage of the securities of a single issuer, it could be deemed to have invested in such issuer for the purpose of exercising control. If a Fund were to make such acquisitions, there is a risk that such Fund would become less diversified, which could increase the volatility of a Fund and increase such Fund’s exposure to market, credit and other risks associated with certain issuers’ financial condition and business operations.

Underlying ETFs

General. Each Underlying ETF is a registered investment company with a stated investment objective and is subject to various investment policies and restrictions. Each Underlying ETF files financial and other information with the Securities and Exchange Commission (the “SEC”). Such information is publicly available at www.sec.gov, and no representation or warranty is hereby made as to the accuracy or completeness of any such information (the reference to the SEC’s website is an inactive textual reference and information contained in, or otherwise accessible through this website does not form a part of the Series’ Prospectuses or this SAI). Set forth below is additional information about the manner in which ETFs generally operate and the risks associated with an investment in ETFs.

3

The Funds generally expect to purchase shares of Underlying ETFs through broker-dealers in transactions on a securities exchange, and in such cases the Funds will pay customary brokerage commissions for each purchase and sale. Shares of an Underlying ETF may also be acquired by depositing a specified portfolio of the Underlying ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the Underlying ETF’s custodian, in exchange for which the Underlying ETF will issue a quantity of new shares sometimes referred to as a “creation unit”. Similarly, shares of an Underlying ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may redeemed in kind for a portfolio of the underlying securities (based on the Underlying ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. The Funds may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units, if the Manager believes it is in a Fund’s interest to do so. The Funds’ ability to redeem creation units may be limited by the Investment Company Act of 1940, as amended (the “1940 Act”), which provides that Underlying ETFs will not be obligated to redeem shares held by the Funds in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that Underlying ETFs in which a Fund invests may terminate due to extraordinary events. For example, any of the service providers to Underlying ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the Underlying ETF, and the Underlying ETF may not be able to find a substitute service provider. Also, Underlying ETFs may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the Underlying ETFs may also terminate. In addition, an Underlying ETF may terminate if its net assets fall below a certain amount.

Although the Funds believe that, in the event of the termination of an Underlying ETF, they will be able to invest instead in shares of an alternate Underlying ETF tracking the same market index or another index covering the same general market, there can be no assurance that shares of an alternate Underlying ETF would be available for investment at that time.

Limitations on Investing in Other Investment Companies. Generally, under the 1940 Act, a Fund may not acquire shares of another investment company (including Underlying ETFs) if, immediately after such acquisition, (i) such Fund would hold more than 3% of the other investment company’s total outstanding shares, (ii) if such Fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the Fund, or (iii) if more than 10% of such Fund’s total assets would be invested in investment companies. The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Funds) in excess of these limits. The Funds’ ability to invest in Underlying ETFs will be severely constrained unless Underlying ETFs have received such an order from the SEC, and the Underlying ETF and the Funds take appropriate steps to comply with the relevant terms and conditions of such orders.

A Fund will invest in an Underlying ETF only if the SEC has issued an exemptive order to the Underlying ETF which permits investment companies, including the Funds, to invest in an Underlying ETF beyond the limitations in the 1940 Act, subject to certain terms and conditions, including that such investment companies enter into an agreement with the Underlying ETF before investing in them in excess of the 3% limitation in the 1940 Act. To the extent other ETFs obtain similar exemptive relief from the SEC, the Funds may seek to qualify to invest in such other ETFs in excess of the 1940 Act limitations. Each Fund may invest greater than 25% of its assets in any one Underlying ETF, although no Fund intends to invest greater than 40% of its assets in any one Underlying ETF.

To the extent the 1940 Act limitations apply to an Underlying ETF, such limitations may prevent a Fund from allocating its investments in the manner that the Manager considers optimal, or cause the Manager to select a similar index or sector-based mutual fund or other investment company (each, an “Other Investment Company”), or a basket of stocks (a group of securities related by index or sector that are pre-selected by, and made available through, certain brokers) (“Stock Baskets”) providing similar exposure as an alternative. The Funds may also invest in Other Investment Companies or Stock Baskets when the Manager believes they represent more attractive opportunities than similar Underlying ETFs.

Set forth below is a description of securities (and related risks) that may be invested in by certain Underlying ETFs.

The discussion below does not include investment strategies and techniques (including investments in options and futures, entering into repurchase agreements and swap agreements, and engaging in securities lending) that may be utilized by an Underlying ETF. To the extent that the use of such strategies and techniques leads to a lack of correlation between an Underlying ETF and its underlying index, the performance of the Funds could be adversely impacted.

4

Foreign Securities. Certain Underlying ETFs may invest in foreign securities. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a US company, and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to US companies. Foreign securities may not be as liquid as US securities. Securities of foreign companies may involve greater market risk than securities of US companies, and foreign brokerage commissions and custody fees are generally higher than in the United States. Investments in foreign securities may also be subject to local economic or political risks, political instability and possible nationalization of issuers.

During certain periods, the return on equity investments in some countries has exceeded the return on similar investments in the United States. A decline in the value of an Underlying ETF’s investments in one country may offset potential gains from investments in another country.

Investments in securities of foreign issuers may involve risks that are not associated with domestic investments. Foreign issuers may lack uniform accounting, auditing and financial reporting standards, practices and requirements, and there is generally less publicly available information about foreign issuers than there is about US issuers. Governmental regulation and supervision of foreign stock exchanges, brokers and listed companies may be less pervasive than is customary in the United States. Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties that could result in temporary periods when assets of an Underlying ETF are uninvested and no return is earned thereon and may involve a risk of loss to an Underlying ETF. Foreign securities markets may have substantially less volume than US markets and far fewer traded issues. Fixed brokerage commissions on foreign securities exchanges are generally higher than in the United States, and transaction costs with respect to smaller-capitalization companies may be higher than those of larger-capitalization companies. Income from foreign securities may be reduced by a withholding tax at the source or other foreign taxes. In some countries, there may also be the possibility of nationalization, expropriation or confiscatory taxation (in which case an Underlying ETF could lose its entire investment in a certain market), limitations on the removal of monies or other assets of an Underlying ETF, higher rates of inflation, political or social instability or revolution, or diplomatic developments that could affect investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

Some of the risks described in the preceding paragraph may be more severe for investments in emerging or developing countries. By comparison with the United States and other developed countries, emerging or developing countries may have relatively unstable governments, economies based on a less diversified industrial base and securities markets that trade a smaller number of securities. Companies in emerging markets may generally be smaller, less experienced and more recently organized than many domestic companies. Prices of securities traded in the securities markets of emerging or developing countries tend to be volatile. Furthermore, foreign investors are subject to many restrictions in emerging or developing countries. These restrictions may require, among other things, governmental approval prior to making investments or repatriating income or capital, or may impose limits on the amount or type of securities held by foreigners or on the companies in which the foreigners may invest

The economies of individual emerging countries may differ favorably or unfavorably from the US economy in such respects as growth of gross domestic product (GDP), rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payment position and may be based on a substantially less diversified industrial base. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investments in foreign securities will usually be denominated in foreign currencies, and an Underlying ETF may temporarily hold cash in foreign currencies. The value of an Underlying ETF’s investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the US dollar, changes in foreign currency and US dollar exchange rates and exchange control regulations. The Underlying ETF may incur costs in connection with conversions between various currencies. An Underlying ETF’s value could be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, and gains and losses realized on the sale of securities. The rate of exchange between the US dollar

5

and other currencies is determined by the forces of supply and demand in the foreign exchange markets (which in turn are affected by interest rates, trade flows and numerous other factors, including, in some countries, local governmental intervention).

Mortgage Pass-Through Securities. Certain Underlying ETFs may invest in mortgage pass-through securities. Mortgage pass-through securities include securities that represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, and commercial banks. Such securities provide a “pass-through” of monthly payments of interest and principal made by the borrowers on their residential mortgage loans (net of any fees paid to the issuer or guarantor of such securities). Although the residential mortgages underlying a pool may have maturities of up to 30 years, a pool’s effective maturity may be reduced by prepayments of principal on the underlying mortgage obligations. Factors affecting mortgage prepayments include, among other things, the level of interest rates, general economic and social conditions and the location and age of the mortgages. High interest rate mortgages are more likely to be prepaid than lower-rate mortgages; consequently, the effective maturities of mortgage-related obligations that pass through payments of higher-rate mortgages are likely to be shorter than those of obligations that pass through payments of lower-rate mortgages. If such prepayment of mortgage-related securities in which an Underlying ETF invests occurs, the Underlying ETF may have to invest the proceeds in securities with lower yields.

The Government National Mortgage Association (“GNMA”) is a US Government corporation within the Department of Housing and Urban Development, authorized to guarantee, with the full faith and credit of the US Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration insured or Veterans Administration guaranteed residential mortgages. These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments. Other government-related issuers of mortgage-related securities include the Federal National Mortgage Association (“FNMA”), a government-sponsored corporation subject to general regulation by the Secretary of Housing and Urban Development but owned entirely by private stockholders, and the Federal Home Loan Mortgage Corporation (“FHLMC”), a corporate instrumentality of the US Government created for the purpose of increasing the availability of mortgage credit for residential housing that is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates (“PCs”), which represent interests in mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the US Government. Pass-through securities issued by FNMA are backed by residential mortgages purchased from a list of approved seller/servicers and are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the US Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through securities based on pools of conventional residential mortgage loans. Securities created by such non-governmental issuers may offer a higher rate of interest than government-related securities; however, timely payment of interest and principal may or may not be supported by insurance or guarantee arrangements, and there can be no assurance that the private issuers can meet their obligations.

U.S. Government Obligations, Bank Obligations and Commercial Paper. Each of the Funds may invest a portion of their assets in the following:

US Government Obligations. US Government obligations are securities issued or guaranteed as to both principal and interest by the US Government or backed by the full faith and credit of the US, such as US Treasury Bills, securities issued or guaranteed by a US Government agency or instrumentality, and securities supported by the right of the issuer to borrow from the US Treasury.

Bank Obligations. Bank obligations include US dollar-denominated certificates of deposit, banker’s acceptances, fixed time deposits and commercial paper of domestic banks, including their branches located outside the US, and of domestic branches of foreign banks.

Commercial Paper and Short-Term Corporate Debt Securities. Commercial paper and short-term corporate debt securities include short-term unsecured promissory notes with maturities not exceeding nine months issued in bearer form by bank holding companies, corporations and finance companies. Investments in commercial paper issued by bank holding companies will be limited at the time of investment to the 100 largest US bank holding companies in terms of assets.

6

Fund Policies

Each Fund is subject to fundamental policies that place restrictions on certain types of investments. Each Fund’s policies cannot be changed except by vote of a majority of its outstanding voting securities. Under these policies, each Fund may not:

•	Purchase or sell commodities or commodity contracts, except to the extent permissible under applicable law and interpretations, as they may be amended from time to time;

•	Purchase securities on margin except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

•

Issue senior securities or borrow money, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

•	Make loans, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

•

Underwrite the securities of other issuers, except insofar as a Fund may be deemed an underwriter under the 1933 Act in disposing of a portfolio security or in connection with investments in other investment companies;

•

Purchase or hold any real estate, except a Fund may invest (through Underlying ETFs) in securities secured by real estate or interests therein or issued by persons (including real estate investment trusts) which deal in real estate or interests therein;

•	Make any investment inconsistent with a Fund’s classification as a diversified company under the 1940 Act; or

•

Invest 25% or more of its total assets, at market value, in the securities of issuers in any particular industry, provided that this limitation shall exclude securities issued or guaranteed by the US Government or any of its agencies or instrumentalities (which may include mortgage related securities).

Certain of the Funds’ fundamental policies set forth above prohibit transactions “except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.” The following discussion explains the flexibility that the Funds gain from these exceptions.

Purchase of securities on margin – A purchase on margin involves a loan from the broker-dealer arranging the transaction. The “margin” is the cash or securities that the borrower places with the broker-dealer as collateral against the loan. However, the purchase of securities on margin is effectively prohibited by the 1940 Act because the Funds generally may borrow only from banks. Thus, under current law, this exception does not provide any additional flexibility to the Funds.

Issuing senior securities – A “senior security” is an obligation with respect to the earnings or assets of a company that takes precedence over the claims of that company’s common stock with respect to the same earnings or assets. The 1940 Act prohibits a mutual fund from issuing senior securities other than certain borrowings, but SEC staff interpretations allow a fund to engage in certain types of transactions that otherwise might raise senior security concerns (such as short sales, buying and selling financial futures contracts and selling put and call options), provided that the fund maintains segregated deposits or portfolio securities, or otherwise covers the transaction with offsetting portfolio securities, in amounts sufficient to offset any liability associated with the transaction. The exception in the fundamental policy allows the Funds to operate in reliance upon these staff interpretations.

Borrowing money – The 1940 Act permits a Fund to borrow up to 33 1/3% of its total assets (including the amounts borrowed) from banks, plus an additional 5% of its total assets for temporary purposes, which may be borrowed from banks or other sources.

Making loans – The 1940 Act generally prohibits the Funds from making loans to affiliated persons but does not otherwise restrict the Funds’ ability to make loans.

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Each Fund may not change its investment objective(s) without approval of a majority of its outstanding voting securities.

Under the 1940 Act, a “vote of a majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of a Fund; or (2) 67% or more of the shares present at a shareholders’ meeting if more than 50% of the outstanding shares of a Fund then outstanding are represented at the meeting in person or by proxy.

Temporary Defensive Position

In an attempt to respond to adverse market, economic, political, or other conditions, each Fund may invest up to 100% of its assets directly in cash or cash equivalents, including, but not limited to, prime commercial paper, bank certificates of deposit, bankers’ acceptances, or repurchase agreements for such securities, and securities of the US Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. Each Fund’s investments in foreign cash equivalents will be limited to those that, in the opinion of the Manager, equate generally to the standards established for US cash equivalents.

Portfolio Turnover

Each Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities (e.g., Underlying ETFs and individual US Government securities) for the year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration dates at the time of acquisition were one year or less are excluded from the calculation. The Funds’ portfolio turnover rate will not be a limiting factor when the Funds deem it desirable to sell or purchase securities. The Funds' (other than TargETFund 2045 and TargETFund 2035, which commenced operations on October 2, 2006) portfolio turnover rates for the fiscal years ended September 30, 2007 and 2006 were:

Fund	2007	2006
TargETFund 2025	11.66%	16.54%
TargETFund 2015	18.73%	11.63%
TargETFund Core	33.35%	21.70%

Disclosure of Portfolio Holdings

The Funds’ full portfolio holdings, as well as portfolio weightings, are published quarterly, generally no earlier than 15 calendar days after the end of each calendar quarter on the website of the Funds’ distributor, Seligman Advisors, Inc. (“Seligman Advisors”) (www.seligman.com). In addition, the Funds’ top 10 holdings and the aggregate weighting of the top 10 holdings are published monthly, generally no sooner than 5 business days after the end of each month. Seligman employees may freely distribute the Funds’ portfolio holdings information described above to third parties the day after such information appears on Seligman Advisors’ website. The foregoing monthly and quarterly information will remain available on Seligman Advisors’ website for at least 5 months from the end of the period shown.

In accordance with the policies and procedures approved by the Series’ Board of Directors, the Funds’ portfolio holdings may be disclosed to certain parties prior to their public release if the disclosure is intended for research or other legitimate business purposes and the recipient is subject to a duty of confidentiality. Disclosures of portfolio holdings for such purposes (which may be on-going) are considered on a case-by-case basis, and the Funds’ procedures require the prior written approval of the Chief Investment Officer of Seligman (or its designee) and each Fund’s Chief Compliance Officer (“CCO”) with respect to disclosures intended for research purposes, and the President of Seligman or Seligman Advisors (or their respective designees) and each Fund’s CCO with respect to disclosures intended for other legitimate business purposes. In connection with the CCO’s review and approval, the CCO considers whether such disclosure is in the best interests of each Fund. If prior approval is granted, the recipient must enter into a written agreement prior to the release of the Funds’ portfolio holdings information that includes, among other things, a requirement that the holdings be kept confidential and places limits on the use of the information for trading purposes. The CCO, who reports directly to the Series’ Board of Directors regarding compliance with the Funds’ policies, and Seligman’s Chief Compliance Officer monitor compliance with this policy.

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In addition, the Funds’ policies expressly permit Seligman’s employees to release the Funds’ holdings information without a confidentiality agreement as necessary to facilitate the execution of securities transactions or to respond to questions about Seligman’s views on individual securities or whether the Funds own or do not own a particular security; provided, that individual securities weightings will not be disclosed unless such weightings are otherwise provided in the quarterly disclosure noted above. Portfolio managers (or their designees) may also disclose certain information about individual securities or information about a particular investment style on an occasional basis to third parties for research purposes, provided that the information does not include the name of the Funds or the weightings of particular securities unless otherwise provided in the quarterly disclosure noted above. The Funds also permit its auditors to have access to the Funds’ portfolio holdings as necessary in connection with their auditing services.

Currently, Seligman has entered into ongoing arrangements to disclose the Funds’ portfolio holdings prior to the public disclosure of such information with the following third party research providers: FactSet Research Systems, Inc. and Vestek Systems, Inc. The portfolio holdings are released to these research providers on an as-needed basis (including daily, if necessary). In addition, Seligman discloses the Funds’ portfolio holdings to State Street Bank and Trust Company (“SSBT”) in connection with back-office, custodial and/or administrative services provided by SSBT, and to Institutional Shareholder Services (“ISS:”) in connection with proxy voting. Seligman discloses portfolio holdings to the third parties listed above, other than ISS, on a daily basis. Accordingly, the time elapsed between the date of such information and the date of its disclosure is generally less than 24 hours. Seligman discloses portfolio holdings to ISS on an as-requested basis, and the time elapsed between the date of the information and the date of its disclosure will vary based upon the date specified by the ISS request.

All of the above mentioned disclosures have been approved, as applicable, by the President of Seligman or Seligman Advisors, Seligman’s Chief Investment Officer and/or the Funds’ CCO and are made pursuant to the terms of confidentiality agreements or provisions that prohibit the disclosure and restrict the use of the holdings information. No compensation is received by any party in consideration of the disclosure of the Funds’ portfolio holdings pursuant to these arrangements.

Management of the Series

Board of Directors

The Board of Directors provides broad supervision over the affairs of the Series.

Management Information

Information with respect to Directors and officers of the Series is shown below. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, New York 10017.

Name (Age), Position(s) with Series	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years, Directorships and Other Information	Number of Portfolios in Fund Complex Overseen by Director
INDEPENDENT DIRECTORS

Dr. Maureen Fonseca (52) Director****	July 2007 to Date	Head of School, The Masters School (educational training); Director or Trustee of each of the investment companies of the Seligman Group of Funds** (with the exception of Seligman New Technologies Fund, Inc. and Seligman New Technologies Fund II, Inc.); Trustee, New York State Association of Independent Schools and Greens Farms Academy (educational training); and Commissioner, Middle States Association (educational training).	60

John R. Galvin (78) Director	2005 to Date	Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds**; and Chairman Emeritus, American Council on Germany. Formerly, Director, Raytheon Co. (defense and commercial electronics); Governor of the Center for Creative Leadership; and Trustee, Institute for Defense Analyses. From February 1995 until June 1997, Director of USLIFE Corporation (life insurance). From June 1987 to June 1992, he was the Supreme Allied Commander, NATO, and the Commander-in-Chief, United States European Command.	61

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Name (Age), Position(s) with Series	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years, Directorships and Other Information	Number of Portfolios in Fund Complex Overseen by Director

INDEPENDENT DIRECTORS

John F. Maher (64) Director	2006 to Date	Retired President and Chief Executive Officer, and former Director, Great Western Financial Corporation (bank holding company) and its principal subsidiary, Great Western Bank (a federal savings bank). Director or Trustee of each of the investment companies of the Seligman Group of Funds** (with the exception of Seligman New Technologies Fund, Inc and Seligman New Technologies II Fund, Inc.). From 1989 to 1999, Director, Baker Hughes (energy products and services).	60

Frank A. McPherson (74) Director	2005 to Date	Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy and chemical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds**; and Director, DCP Midstream GP, LLP (natural gas processing and transporting), Integris Health (owner of various hospitals), Oklahoma Medical Research Foundation, Oklahoma Foundation for Excellence in Education, National Cowboy and Western Heritage Museum, and Oklahoma City Museum of Art. Formerly, Director, ConocoPhillips (integrated international oil corporation), Kimberly-Clark Corporation (consumer products), Oklahoma Chapter of the Nature Conservancy, Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation, Oklahoma City Chamber of Commerce and BOK Financial (bank holding company). From 1990 until 1994, Director, the Federal Reserve System’s Kansas City Reserve Bank.	61

Betsy S. Michel (65) Director	2005 to Date	Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds**; and Trustee, The Geraldine R. Dodge Foundation (charitable foundation). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI) and Trustee, World Learning, Inc. (international educational training) and Council of New Jersey Grantmakers.	61

Leroy C. Richie (66) Director	2005 to Date	Counsel, Lewis & Munday, P.C. (law firm); Director or Trustee of each of the investment companies of the Seligman Group of Funds**; Director, Vibration Control Technologies, LLC (auto vibration technology); Lead Outside Director, Digital Ally, Inc. (digital imaging) and Infinity, Inc. (oil and gas exploration and production); Director, OGE Energy Corp. (energy and energy services provider offering physical delivery and related services for both electricity and natural gas); Director and Chairman, Highland Park Michigan Economic Development Corp; and Chairman, Detroit Public Schools Foundation. Formerly, Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director, Kerr-McGee Corporation (diversified energy and chemical company); Trustee, New York University Law Center Foundation; and Vice Chairman, Detroit Medical Center and Detroit Economic Growth Corp. From 1990 until 1997, Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	61

Robert L. Shafer (75) Director	2005 to Date	Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations; and Director or Trustee of each of the investment companies of the Seligman Group of Funds**. Formerly, from May 1987 until June 1997, Director, USLIFE Corporation (life insurance) and from December 1973 until January 1996, Vice President, Pfizer Inc. (pharmaceuticals).	61

James N. Whitson (72) Director	2005 to Date	Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds**; and Director, CommScope, Inc. (manufacturer of coaxial cable). Formerly, Director and Consultant, Sammons Enterprises, Inc. and Director, C-SPAN (cable television networks).	61

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Name (Age), Position(s) with Series	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years, Directorships and Other Information	Number of Portfolios in Fund Complex Overseen by Director

INTERESTED DIRECTORS

William C. Morris*** (69) Director and Chairman of the Board	2005 to Date	Chairman and Director, J. & W. Seligman & Co. Incorporated; Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds**; Chairman and Director, Seligman Advisors, Inc., Seligman Services, Inc., and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); Director, Seligman Data Corp.; and President and Chief Executive Officer, The Metropolitan Opera Association. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.	61

Brian T. Zino*** (55) Director, Chief Executive Officer and President	2005 to Date	Director and President, J. & W. Seligman & Co. Incorporated; President, Chief Executive Officer and Director or Trustee of each of the investment companies of the Seligman Group of Funds**; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.; and a member of the Board of Governors of the Investment Company Institute. Formerly, Director and Chairman, ICI Mutual Insurance Company.	61

PRINCIPAL OFFICERS

Charles W. Kadlec (61) Vice President and Co-Portfolio Manager	2005 to Date	In addition to his position with the Series, he is also Managing Director and Director, J. & W. Seligman & Co. Incorporated, and President of Seligman Advisors, Inc. and Seligman Services, Inc. He is also Vice President and Portfolio Manager of Seligman Asset Allocation Series, Inc. Mr. Kadlec is the architect of several investment strategies, chief among them Seligman Time Horizon Matrix and Seligman Harvester. He is also a Vice President of Tri-Continental Corporation (a closed-end investment company).	N/A

John B. Cunningham (43) Vice President and Co-Portfolio Manager	2005 to Date	In addition to his position with the Series, he is Managing Director and Chief Investment Officer, J. & W. Seligman & Co. Incorporated; Vice President and Portfolio Manager of Tri-Continental Corporation, Seligman Common Stock Fund, Inc. and Seligman Income and Growth Fund, Inc.; Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Common Stock Portfolio. Formerly, Managing Director and Senior Portfolio Manager of Salomon Brothers Asset Management (“SBAM”) and Group Head, SBAM’s Equity Team.	N/A

Thomas G. Rose (50) Vice President	2005 to Date	Managing Director, Chief Financial Officer and Treasurer, J. & W. Seligman & Co. Incorporated; Senior Vice President, Finance, Seligman Advisors, Inc. and Seligman Data Corp.; and Vice President of each of the investment companies of the Seligman Group of Funds**, Seligman Services, Inc. and Seligman International, Inc.	N/A

Eleanor T.M. Hoagland (56) Vice President and Chief Compliance Officer	2005 to Date	Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Chief Compliance Officer for each of the investment companies of the Seligman Group of Funds**.	N/A

Lawrence P. Vogel (51) Vice President and Treasurer	2005 to Date	Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds**; and Treasurer, Seligman Data Corp.	N/A

Frank J. Nasta (43) Secretary	2005 to Date

Director, Managing Director, General Counsel and Corporate Secretary,

J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds**; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.; and Corporate Secretary, Seligman International, Inc. and Seligman Data Corp.

N/A

*	Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board.

**	The Seligman Group of Funds currently consists of twenty-four registered investment companies.

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***	Mr. Morris and Mr. Zino are considered “interested persons” of the Series, as defined in the 1940 Act, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

****Dr.	Fonseca was appointed to the Board of Directors on July 19, 2007.

The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Directors who are not “interested” persons of the Funds as that term is defined in the 1940 Act. The duties of these Committees are described below.

Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Series. The Committee met six times during the fiscal year ended September 30, 2007. Members of the committee are Messrs. McPherson (Chairman), Maher, Galvin, Richie, Shafer and Whitson, and Mses. Fonseca and Michel. In his capacity as Chairman of the Board Operations Committee, Mr. McPherson performs duties similar to those of a “lead independent director,” as he chairs meetings of the independent Directors, and acts as a point of contact between the independent Directors and Seligman between board meetings in respect of general matters.

Audit Committee. This Committee recommends an independent registered public accounting firm for selection as auditors by the Board annually. In addition, the Committee assists the Board in its oversight of each Fund’s financial reporting process and operates pursuant to a written charter. The Committee met twice during the fiscal year ended September 30, 2007. Members of the Committee are Messrs. Whitson (Chairman), Maher, Galvin and Richie.

Director Nominating Committee. This Committee selects and nominates persons for election as Directors by the Board. In addition, if a shareholder meeting is held where Directors are to be elected, the Committee will select and nominate persons for election as Directors at such shareholder meeting. The Committee may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Directors of the Series occurs and if, based on the Board’s then current size, composition and structure, the Committee determines that the vacancy should be filled.

A shareholder or group of shareholders (referred to in either case as a “Nominating Shareholder”) that, individually or as a group, has beneficially owned at least $10,000 of a Fund’s shares for at least one year prior to the date the Nominating Shareholder submits a candidate for nomination as a director may submit one candidate to the Nominating Committee for consideration at a special meeting or other meeting of shareholders at which directors will be elected. Nominations will not be considered except in connection with such meetings of shareholders. To be timely for consideration by the Nominating Committee, the submission, including all required information, must be submitted in writing via first class mail to the attention of the Secretary of the Series at 100 Park Avenue, New York, NY 10017 and received at such time as may be determined by the Series’ Board of Directors in its reasonable discretion. The Nominating Committee will consider only one candidate submitted by a Nominating Shareholder for nomination for election. The Nominating Committee will not consider self-nominated candidates or candidates nominated by members of a candidate’s family, including such candidate’s spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.

The Nominating Committee will consider and evaluate candidates submitted by the Nominating Shareholder on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria may include the candidate’s relevant knowledge, experience and expertise, the candidate’s ability to carry out his or her duties in the best interests of the Fund and the candidate’s ability to qualify as a disinterested director. The charter for the Nominating Committee, which provides a detailed description of the criteria used by the Nominating Committee as well as information required to be provided by shareholders submitting candidates for consideration by the Nominating Committee, may be obtained by writing to the Secretary of the Series at the address above.

The Committee met twice during the fiscal year ended September 30, 2007. Members of the Committee are Messrs. Shafer (Chairman) and McPherson, and Ms. Michel.

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Beneficial Ownership of Shares

As of December 31, 2007, the Directors beneficially owned shares in the Funds and the Seligman Group of Funds as follows:

Name	Dollar Range of Fund Shares Owned By Director	Aggregate Dollar Range of Shares Owned by Director in the Seligman Group of Funds

INDEPENDENT DIRECTORS
Maureen Fonseca	NONE	$1 - $10,000
John R. Galvin	NONE	$50,001 - $100,000
John F. Maher	NONE	Over $100,000
Frank A. McPherson	NONE	Over $100,000
Betsy S. Michel	NONE	Over $100,000
Leroy C. Richie	NONE	Over $100,000
Robert L. Shafer	NONE	Over $100,000
James N. Whitson	$10,001 - $50,000*	Over $100,000

INTERESTED DIRECTORS
William C. Morris	NONE	Over $100,000
Brian T. Zino	NONE	Over $100,000

*	Dollar range for TargETFund Core shares.

Compensation

Name and Position with Series	Aggregate Compensation from Series (1)	Pension or Retirement Benefits Accrued as Part of Series Expenses	Total Compensation from Series and Fund Complex Paid to Directors (1)(2)
Maureen Fonseca, Director(3)	$961	N/A	$21,065
John R. Galvin, Director	5,508	N/A	107,222
John F. Maher(4)	2,672	N/A	84,783
Frank A. McPherson, Director	5,575	N/A	107,222
Betsy S. Michel, Director	5,708	N/A	110,222
Leroy C. Richie, Director	5,706	N/A	110,222
Robert L. Shafer, Director	5,709	N/A	110,222
James N. Whitson, Director	5,508	N/A	107,222

(1)	For the Series’ fiscal year ended September 30, 2007.

(2)	As of the date hereof, the Seligman Group of Funds consisted of twenty-four investment companies, including the Series.

(3)	Dr. Fonseca was appointed to the Board of Directors on July 19, 2007.

(4)	Mr. Maher was appointed to the Board of Directors on December 18, 2006.

No compensation is paid by the Funds to Directors or officers of the Series who are employees of Seligman.

The Series has a deferred compensation plan under which independent directors may elect to defer receiving their fees. A director who has elected deferral of his or her fees may choose a rate of return equal to either (1) the interest rate on short-term Treasury Bills, or (2) the rate of return on the shares of certain of the investment companies advised by Seligman, as designated by the director. The cost of such fees and earnings, when incurred, is included in directors’ fees and expenses, and the accumulated balance thereof is included in other liabilities in the Series’ financial statements.

Mr. Maher is currently deferring compensation pursuant to the deferred compensation plan. Mr. Maher has accrued deferred compensation (including earnings/losses) in respect of the Series in the amount of $3,462 as of December 31, 2007.

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The Series may, but is not obligated to, purchase shares of the other funds in the Seligman Group of Funds to hedge its obligations in connection with the Series’ deferred compensation plan.

Class A shares of the Funds may be issued without a sales charge to present and former directors or trustees (and their family members) of the Funds. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.

Code of Ethics

The Manager, Seligman Advisors, and their subsidiaries and affiliates, and the Seligman Group of Funds have adopted a Code of Ethics that sets forth the circumstances under which officers, directors and employees (collectively, “Employees”) are permitted to engage in personal securities transactions. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by the Manager’s Chief Compliance Officer, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits Employees (including all investment team members) from purchasing or selling any security or an equivalent security that is being purchased or sold by any client, or where the Employee intends, or knows of another’s intention, to purchase or sell the security on behalf of a client. The Code of Ethics also prohibits all Employees from acquiring securities in a private placement or in an initial or secondary public offering, unless prior approval has been obtained from the Manager’s Chief Compliance Officer.

The Code of Ethics also prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days either before or after the purchase or sale of the security by a client’s account (including investment company accounts) that the portfolio manager or investment team manages; (2) each Employee from profiting from in short-term trading (a profitable purchase and sale or vice-versa within 60 days) and (3) each member of an investment team from profiting from short sales of a security if, at that time, any client managed by that team has a long position in that security. Any profit realized pursuant to any of these prohibitions must be disgorged to a charitable organization.

Employees are required, except under very limited circumstances, to engage in personal securities transactions through a broker/dealer designated by the Manager. All transactions by Employees in non-exempt securities must be pre-cleared through the Manager’s compliance system. This system is designed to prevent transactions in securities that would conflict with the interests of clients. All Employees are also required to disclose all securities beneficially owned by them upon commencement of employment and at the end of each calendar year.

A copy of the Code of Ethics is on public file with, and is available upon request from, the SEC. You can access the filing through the SEC’s Internet site, www.sec.gov (the reference to the SEC’s website is an inactive textual reference).

Proxy Voting Policies

Introduction. On behalf of each Fund, one or more independent third parties under the supervision of Seligman votes the proxies of the securities held in each Fund’s portfolio in accordance with Seligman's criteria of what is in the best interests of each Fund’s shareholders.

The financial interest of the shareholders is the primary consideration in determining how proxies should be voted. Seligman has a responsibility to analyze proxy issues and to ensure that voting is accomplished in a way consistent with those financial interests. In the case of social and political responsibility issues which do not involve financial considerations, it is not possible to fairly represent the diverse views of the shareholders. As a result, Seligman’s policy generally is to abstain from voting on these issues. Notwithstanding the above, proposals seeking disclosure of certain matters relating to social and political issues may be supported if such disclosure is not deemed to be unduly burdensome.

The Proxy Voting Process. Proxies for securities held in the portfolios of the Funds will be received, processed and voted by one or more independent third parties under the supervision of Seligman pursuant to the guidelines (the “Guidelines”) established by Seligman’s Proxy Voting Committee (the “Committee”). A description of the Guidelines can be found below.

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The Committee was established to set Seligman’s policy and Guidelines, to consider new corporate governance issues as they arise, to assist in determining how Seligman will respond to such issues and to provide oversight of the proxy voting process. The Committee currently consists of Seligman’s Chief Investment Officer (Chair), Seligman’s Chief Financial Officer and Seligman’s General Counsel.

Seligman subscribes to a service offered by an independent third party that provides research on the proposals to be acted upon at shareholder meetings and assistance in the tracking, voting and recordkeeping of proxies.

Conflicts of Interests. Seligman’s Chief Compliance Officer maintains a Proxy Watch List, which contains the names of those companies that may present the potential for conflict in the voting process with Seligman, Seligman Advisors or any Seligman affiliate thereof. For example, the Proxy Watch List will include those portfolio companies for which Seligman separately manages assets in private accounts or which are significant distributors of Seligman’s products and services. As described below, proxy voting for these companies will be subject to a higher level of consideration.

Deviations from Guidelines and Special Situations. Seligman recognizes that it may not always be in the best interest of the shareholders of a Fund to vote in accordance with the Guidelines on a particular issue. In such circumstances, Seligman may deviate from the Guidelines. A member of the Committee must approve any deviation from the Guidelines. Furthermore, a majority of the Committee’s members must approve any deviation from the Guidelines for issuers included on the Proxy Watch List.

Similarly, one member of the Committee must approve the voting decision for proposals of a unique nature requiring a case-by-case evaluation. A member of the Committee must approve the voting decision for such proposals if the issuer is included on the Proxy Watch List. Seligman may consider the views of the management of a portfolio company, as well as the view of Seligman’s investment professionals, when analyzing potential deviations from the Guidelines and proposals requiring a case-by-case evaluation.

Guidelines Summary. The Guidelines are briefly described as follows:

1.	Seligman votes with the recommendations of a company’s board of directors on general corporate governance issues such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to shareholder meetings.

2.	Seligman opposes, and supports the elimination of, anti-takeover proposals, including those relating to classified Boards, supermajority votes, poison pills, issuance of blank check preferred and establishment of classes with disparate voting rights.

3.	Seligman abstains from voting on issues relating to social and/or political responsibility, except for matters relating to disclosure issues if not deemed unduly burdensome for the company (e.g., political contributions).

4.	Seligman votes for stock option plans, increases in the number of shares under existing stock option plans and other amendments to the terms of such plans; provided that the overall dilution of all active stock option plans does not exceed 10% on a fully diluted basis and are otherwise considered to align the interest of the company with those of shareholders (e.g., all such plans must specifically prohibit repricing).

5.	Seligman generally votes with the recommendations of a company’s board of directors on other matters relating to executive compensation, unless considered excessive.

6.	Seligman will withhold voting for the entire board of directors (or individual directors as the case may be) if: (a) less than 75% of the board is independent; (b) the board has a nominating or compensation committee of which less than 75% of its members are independent; (c) the board has recommended shareholders vote for an anti-takeover device which Seligman votes against; or (d) the board has recommended a matter relating to a stock option plan or stock purchase plan which Seligman votes against.

7.	Seligman will vote for proposals relating to the authorization of additional common stock up to 5 times that currently outstanding.

8.	Seligman will vote for proposals to effect stock splits.

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9.	Seligman will vote for proposals authorizing share repurchase programs.

10.	Seligman will vote against authorization to transact unidentified business at the meeting.

11.	Acquisitions, mergers, reorganizations, reincorporations and other similar transactions will be voted on a case-by-case basis.

12.	Proposals to amend a company’s charter or by-laws (other than as identified above) will be voted on a case-by-case basis.

13.	Seligman will vote against all proposals where the company did not provide adequate information to make a decision.

14.	Seligman abstains from voting shares which have recently been sold or for which information was not received on a timely basis.

Information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge upon request by calling toll free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov. Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

Control Persons and Principal Holders of Securities

Control Persons

As of January 7, 2008 there was no person or persons who controlled any of the Funds, either through a significant ownership of shares or any other means of control.

Principal Holders

As of January 7, 2008, the following principal holders owned of record 5% or more of a Class1 of shares of the then outstanding shares of capital stock of the Funds as follows:

Name and Address	Fund/Class	Percentage of Total Shares Held
MLPF&S FBO Customers 4800 Deer Lake Drive East Jacksonville, FL 32246	TargETFund 2045/A	53.39%
Reliance Trust Co FBO TME Acquisition Holding 401K P.O. Box 48529 Atlanta, GA 30362	TargETFund 2045/A	22.00%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998	TargETFund 2045/C	22.32%
Southwest Securities Inc. FBO Harris Family Limited Partnership #1 P.O. Box 509002 Dallas, TX 75250	TargETFund 2045/C	12.53%

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Name and Address	Fund/Class	Percentage of Total Shares Held
Southwest Securities Inc. FBO Wayne H Berkner P.O. Box 509002 Dallas, TX 75250	TargETFund 2045/C	12.51%
Leonard Christian & Annette Christian JT 28653 Hales Street Madison Heights, MI 48071	TargETFund 2045/C	8.77%
State Street Bank & Trust Co. FBO Customers 124 Amwell Road Flemington, NJ 08822	TargETFund 2045/C	5.47%
MLPF&S FBO Customers 4800 Deer Lake Drive East Jacksonville, FL 32246	TargETFund 2045/D	95.49%
Patterson & Co. FBO J & W Seligman & Co. Matched Accumulation Plan 1525 West WT Harris Blvd Charlotte, NC 282288	TargETFund 2045/I	96.72%
MLPF&S FBO Customers 4800 Deer Lake Drive East Jacksonville, FL 32246	TargETFund 2045/R	96.23%
Reliance Trust Co. FBO TME Acquisition Holding 401K P.O. Box 48529 Atlanta, GA 30362	TargETFund 2035/A	42.93%
MLPF&S FBO Customers 4800 Deer Lake Drive East Jacksonville, FL 32246	TargETFund 2035/A	32.48%
Southwest Securities Inc. FBO Customers P.O. Box 509002 Dallas, TX 75250	TargETFund 2035/C	24.28%
First Clearing, LLC FBO Customers 5900 Foxwood Lane Bloomington, IN 47401-9377	TargETFund 2035/C	15.34%

17

Name and Address	Fund/Class	Percentage of Total Shares Held
Michael C Lux 16180 Scenic Drive Clinton Township, MI 48038	TargETFund 2035/C	7.87%
Southwest Securities Inc. FBO Mauldin Family Partnership P.O. Box 509002 Dallas, TX 75250	TargETFund 2035/C	7.81%
MLPF&S FBO Customers Attn: Fund Administration 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246	TargETFund 2035/D	76.02%
NFS LLC FEBO NFS LLC/FMTC IRA Rollover FBO Customer 2656 Westchester Circle Stoughton, WI 53589	TargETFund 2035/D	12.46%
Patterson & Co. FBO J. & W. Seligman & Co. Matched Accumulation Plan 1525 West WT Harris Blvd Charlotte, NC 28288-1151	TargETFund 2035/I	88.86%
Patterson & Co FBO Seligman Data Corp. 401K Thrift Plan 1525 West WT Harris Blvd Charlotte, NC 28288-1151	TargETFund 2035/I	8.50%
MLPF&S FBO Customers Attn: Fund Administration 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246	TargETFund 2035/R	86.54%
MG Trust Company FBO Physicians Care 401K Plan 700 17th Street Suite 300 Denver, CO 80202	TargETFund 2035/R	10.44%
MLPF&S FBO Customers 4800 Deer Lake Drive East Jacksonville, FL 32246	TargETFund 2025/A	30.23%
Charles Schwab & Co. Inc. FBO Customers Attn: Mutual Funds Dept 101 Montgomery Street San Francisco, CA 94104-4122	TargETFund 2025/A	5.79%

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Name and Address	Fund/Class	Percentage of Total Shares Held
AST&T Custodian FBO Medisys Health Network, Inc. 403 (B) Plan P.O. Box 52129 Phoenix, AZ 85072-2129	TargETFund 2025/A	5.40%
MLPF&S FBO Customers 4800 Deer Lake Drive East Jacksonville, FL 32246	TargETFund 2025/D	89.99%
Patterson & Co. FBO J. & W. Seligman & Co. 1525 West WT Harris Blvd. Charlotte, NC 28288-1151	TargETFund 2025/I	89.29%
Patterson & Co. FBO Seligman Data Corp. 1525 West WT Harris Blvd. Charlotte, NC 28288-1151	TargETFund 2025/I	10.32%
MLPF&S FBO Customers 4800 Deer Lake Drive East Jacksonville, FL 32246	TargETFund 2025/R	96.83%
MLPF&S FBO Customers 4800 Deer Lake Drive East Jacksonville, FL 32246	TargETFund 2015/A	29.67%
AST Trust Company FBO Jamaica Anesthesia Associates Profit Sharing Plan P.O. Box 52129 Phoenix, AZ 85072-2129	TargETFund 2015/A	7.94%
Charles Schwab & Co. Inc. Attn: Mutual Funds Dept 101 Montgomery Street San Francisco, CA 94104-4122	TargETFund 2015/A	5.01%
MLPF&S FBO Customers 4800 Deer Lake Drive East Jacksonville, FL 32246	TargETFund 2015/D	84.22%
Patterson & Co. FBO J. & W. Seligman & Co. 1525 West WT Harris Blvd. Charlotte, NC 28288-1151	TargETFund 2015/I	75.84%
Patterson & Co. FBO Seligman Data Corp. 1525 West WT Harris Blvd. Charlotte, NC 28288-1151	TargETFund 2015/I	20.89%
MLPF&S FBO Customers 4800 Deer Lake Drive East Jacksonville, FL 32246	TargETFund 2015/R	53.38%

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Name and Address	Fund/Class	Percentage of Total Shares Held
MG Trust Co. Custodian FBO Duck Company 700 17th Street Suite 300 Denver, CO 80202	TargETFund 2015/R	44.86%
MLPF&S FBO Customers 4800 Deer Lake Drive East Jacksonville, FL 32246	TargETFund Core/A	22.25%
MCB Trust Services Custodian FBO Plumbers Local Union No. 93 700 17th Street Suite 300 Denver, CO 80202	TargETFund Core/A	19.12%
MLPF&S FBO Customers 4800 Deer Lake Drive East Jacksonville, FL 32246	TargETFund Core/D	94.91%
Patterson & Co. FBO J. & W. Seligman & Co. 1525 West WT Harris Blvd. Charlotte, NC 28288-1151	TargETFund Core/I	83.53%
Patterson & Co. FBO Seligman Data Corp. 1525 West WT Harris Blvd. Charlotte, NC 28288-1151	TargETFund Core/I	15.83%
MLPF&S FBO Customers 4800 Deer Lake Drive East Jacksonville, FL 32246	TargETFund Core/R	97.52%

[1]	Class B shares have been authorized by the Board of Directors but are not currently being offered.

Management Ownership

As of January 7, 2008, Directors and officers as a group owned less than 1% of the Class A shares of each of TargETFund 2045, TargETFund 2035, TargETFund 2025, TargETFund 2015 and TargETFund Core, respectively.

As of January 7, 2008, Directors and officers of the Series did not own any Class C, Class D or Class R shares of the Funds. As Class B shares are not currently being offered, no such shares are outstanding.

As of January 7, 2008, Directors and officers as a group owned: 10.20% of TargETFund 2035 Class I shares, 22.64% of TargETFund 2025 Class I shares, 24.80% of TargETFund 2015 Class I shares and 19.63% of TargETFund Core Class I shares. As of the same date, Directors and officers as a group owned less than 1% of TargETFund 2045 Class I shares.

Investment Advisory and Other Services

Investment Manager

Subject to the control of the Series' Board of Directors, the Manager manages the investment of the assets of each Fund of the Series and administers its business and other affairs pursuant to a management agreement. The Manager also serves as investment manager to twenty-three other US registered investment companies which, together with the Series, make up the “Seligman Group of Funds.” There are no other management-related service contracts under which services are provided to the Funds. No person or persons, other than the directors, officers or employees of the Manager and the Series, regularly advise the Series or the Manager with respect to the Funds’ investments.

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The Manager is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. Mr. William C. Morris, Chairman and Director of the Manager and Chairman of the Board of Directors of the Series, owns a majority of the outstanding voting securities of the Manager and is a controlling person of the Manager.

All of the officers of the Series listed above are officers or employees of the Manager. Their affiliations with the Series and with the Manager are provided under their principal business occupations.

Each Fund pays the Manager a management fee for its services, calculated daily and payable monthly. The fee rate declines as each Fund’s net assets increase. The management fee rates are equal to an annual rate of 0.50% of each Fund’s average daily net assets for up to $500 million of net assets per Fund, 0.45% of each Fund’s average daily net assets from $500 million to $1 billion of net assets per Fund and 0.40% of each Fund’s average daily net assets in excess of $1 billion per Fund. In addition, each investor in a Fund will indirectly bear the management fee charged to a Fund by the Underlying ETFs in which such Fund invests.

Through at least January 31, 2015, the Manager has contractually undertaken to waive its management fee and/or to reimburse each Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.23% (0.11% for Class I shares) per annum of the average daily net assets of each Class of shares of each Fund. For the year ended September 30, 2007, the Manager had voluntarily reimbursed certain additional class-specific expenses of TargETFund 2045 and TargETFund 2035 in order to maintain the same net asset values per share for the corresponding share classes of those funds.

The following table indicates the net management fees paid by each Fund (which reflects management fee waivers and/or expense reimbursements) as well, as a percentage of each Fund’s average daily net assets for the fiscal year ended September 30, 2007.

Fund	Fiscal Year Ended	Net Management Fees Paid ($)	% of Average Daily Net Assets (%)
TargETFund 2045	9/30/07	$(71,869)	(8.23)%
TargETFund 2035	9/30/07	(80,851)	(5.80)
TargETFund 2025	9/30/07	41,000	0.13
TargETFund 2015	9/30/07	68,732	0.19
TargETFund Core	9/30/07	234,691	0.31

Each Fund pays all of its expenses other than those assumed by the Manager, including administration, shareholder services and distribution fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying their respective shares under federal and state securities laws, and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders’ meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of directors of the Series not employed by or serving as a director of the Manager or its affiliates, insurance premiums, interest on any borrowings, and extraordinary expenses, such as litigation expenses. Certain expenses are allocated between each Fund in a manner determined by the Board of Directors to be fair and equitable.

The management agreement in respect of the Funds provides that the Manager will not be liable to the Series for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the management agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the management agreement.

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The management agreement, as it relates to TargETFund 2025, TargETFund 2015 and TargETFund Core, was initially approved by the Board of Directors on September 15, 2005 and by the sole shareholder of each such Fund of the Series on September 15, 2005, and the management agreement, as it relates to TargETFund 2045 and TargETFund 2035, was initially approved by the Board of Directors on September 21, 2006 and by the sole shareholder of each such Fund of the Series on September 21, 2006 (collectively, the "Management Agreement"). The Management Agreement, as it relates to all Funds of the Series, will continue in effect through December 31 of each year if (1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of each Fund and by a vote of a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party) and (2) the Manager shall not have notified the Series at least 60 days prior to December 31 of any year that it does not desire such continuance. The Management Agreement may be terminated with respect to any Fund, without penalty, on 60 days written notice to the Manager and will terminate automatically in the event of its assignment. Each Fund has agreed to change its name upon termination of the Management Agreement if continued use of the name would cause confusion in the context of the Manager’s business.

Principal Underwriter

Seligman Advisors (an affiliate of the Manager), located at 100 Park Avenue, New York, New York 10017, acts as general distributor of the shares of each Fund of the Series and of the other mutual funds in the Seligman Group. Seligman Advisors is an “affiliated person” (as defined in the 1940 Act) of the Manager, which is itself an affiliated person of the Series. Those individuals identified above under “Management Information” as directors or officers of the Series and Seligman Advisors are affiliated persons of both entities.

Services Provided by the Investment Manager

Under the Management Agreement, subject to the control of the Series’ Board of Directors, the Manager manages the investment of the assets of each Fund, including making purchases and sales of portfolio securities (e.g., Underlying ETFs, US Government securities and short-term debt instruments) consistent with each Fund’s investment objective(s) and policies, and administers its business and other affairs. The Manager provides the Series with such office space, administrative and other services and executive and other personnel as are necessary for Series operations. The Manager pays all of the compensation of directors of the Series who are employees or consultants of the Manager and of the officers and employees of the Series. The Manager also provides senior management for Seligman Data Corp. (“SDC”), the Series’ shareholder service agent.

Service Agreements

There are no other management-related service contracts under which services are provided to the Series.

Other Investment Advice

No person or persons, other than directors, officers, or employees of the Manager, regularly advise the Series or the Manager with respect to each Fund’s investments.

Dealer Reallowances

Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares of each Fund, as set forth below:

Class A shares:

Amount of Purchase	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Net Amount Invested	Regular Dealer Reallowance as a % of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 - $99,999	4.50	4.71	4.00
$100,000 - $249,999	3.50	3.63	3.00
$250,000 - $499,999	2.50	2.56	2.25
$500,000 - $999,999	2.00	2.04	1.75
$1,000,000 and over	0	0	0

(1)	“Offering Price” is the amount that you actually pay for each Fund’s shares; it includes the initial sales charge.

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Seligman Services Inc., (“Seligman Services”) is a limited purpose broker/dealer. Prior to January 1, 2006, Seligman Services was eligible to receive commissions from certain sales of Fund shares. For the fiscal year ended September 30, 2007, Seligman Services received no commissions from the Funds.

Rule 12b-1 Plan

Each Fund has adopted an Administration, Shareholder Services and Distribution Plan (“12b-1 Plan”) in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

Under the 12b-1 Plan, each Fund may pay to Seligman Advisors an administration, shareholder services and distribution fee in respect of such Fund’s Class A, Class B, Class C, Class D and Class R shares, respectively. (There are no such fees in respect of each Fund’s Class I shares). Payments by each Fund under its 12b-1 Plan may include, but are not limited to: (1) compensation to securities dealers and other organizations (“Service Organizations”) for providing distribution assistance with respect to assets invested in the Fund; (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to the Fund’s shareholders; and (3) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and defraying Seligman Advisors’ costs incurred in connection with its marketing efforts with respect to shares of the Funds. The Manager, in its sole discretion, may also make similar payments to Seligman Advisors from its own resources, which may include the management fee that the Manager receives from each Fund, respectively. Payments made by each Fund under its 12b-1 Plan are intended to be used to encourage sales of shares of each Fund, as well as to discourage redemptions.

Fees paid by each Fund under its 12b-1 Plan with respect to any class of shares of the Fund may not be used to pay expenses incurred solely in respect of any other class of the Fund, or any other Seligman mutual fund. Expenses attributable to more than one class of a Fund are allocated between the classes of the Fund in accordance with a methodology approved by the Series’ Board of Directors. Expenses of distribution activities that benefit both a Fund and other Seligman mutual funds will be allocated among the applicable funds based on relative gross sales during the quarter in which such expenses are incurred, in accordance with a methodology approved by the Board.

Class A

Under the 12b-1 Plan, each Fund, with respect to its Class A shares, is authorized to pay monthly to Seligman Advisors a service fee at an annual rate of up to 0.25% of the average daily net asset value of such Fund’s Class A shares. These fees are used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The fee payable to Service Organizations from time to time shall, within such limits, be determined by the Board of Directors. Each Fund is not obligated to pay Seligman Advisors for any such costs it incurs in excess of the fee described above. No expense incurred in one year by Seligman Advisors with respect to Class A shares of a Fund may be paid from Class A 12b-1 fees received from the Fund in any other year. If a Fund’s 12b-1 Plan is terminated in respect of its Class A shares, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to its Class A shares. The total amount paid by each Fund to Seligman Advisors in respect of Class A shares for the fiscal year ended September 30, 2007 and such amounts as a percentage of Class A shares’ average daily net assets, were as follows:

Fund	Total Fees Paid	% of Average Net Assets
TargETFund 2045	$1,017	0.25%
TargETFund 2035	1,844	0.25
TargETFund 2025	27,436	0.24
TargETFund 2015	33,791	0.23
TargETFund Core	66,577	0.24

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Class B

Class B shares of the Funds have been authorized by the Board of Directors but are not currently being offered.

Under the 12b-1 Plan, each Fund, with respect to its Class B shares, is authorized to pay monthly a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of such Fund’s Class B shares. The fee is comprised of (1) a distribution fee equal to 0.75% per annum, substantially all of which is paid directly to one or more third parties that have purchased Seligman Advisor’s rights to this fee (the “Purchasers”) to compensate them for having funded, at the time of sale of Class B shares of each Fund (i) a 4% sales commission to Service Organizations and (ii) prior to August 1, 2004, a payment of up to 0.35% of sales to Seligman Advisors to help defray its costs of distributing Class B shares; and (2) a service fee of up to 0.25% per annum which is paid to Seligman Advisors. A small portion of the distribution fee is paid to Seligman Advisors in connection with sales of Class B shares for which no commissions are paid; Seligman Advisors may pay this portion of the distribution fee to Service Organizations who have not received any sales commission for the sale of Class B shares. The service fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing service fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of Class B shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The amounts expended by Seligman Advisors or the Purchasers in any one year upon the initial purchase of Class B shares of each Fund may exceed the 12b-1 fees paid by the Fund in that year. Each Fund’s 12b-1 Plan permits expenses incurred in respect of Class B shares in one year to be paid from Class B 12b-1 fees received from the Fund in any other year; however, in any year each Fund is not obligated to pay any 12b-1 fees in excess of the fees described above. Seligman Advisors and the Purchasers are not reimbursed for expenses which exceed such fees. If a Fund’s 12b-1 Plan is terminated in respect of its Class B shares, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors or the Purchasers with respect to its Class B shares.

Class C

Under the 12b-1 Plan, each Fund, with respect to its Class C shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of such Fund’s Class C shares. The fee is used by Seligman Advisors as follows: During the first year following the sale of Class C shares, a distribution fee of 0.75% of the average daily net assets attributable to such Class C shares is used, along with any CDSC proceeds, to (1) reimburse Seligman Advisors for its (A) payment at the time of sale of Class C shares of a 0.75% sales commission to Service Organizations or, (B) ongoing payment of 0.75% of the average daily net assets attributable to such Class C shares to Service Organizations who elect not to receive a time of sale payment and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class C shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class C shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class C shares of a service fee of 0.25% of the net asset value of the Class C shares sold (for shareholder services to be provided to Class C shareholders over the course of the one year immediately following the sale) and for its ongoing payment of a service fee of 0.25% of the average daily net assets attributable to such Class C shares to those Service Organizations who elect to receive a time of sale payment. The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations as service fees at either the time of sale or the ongoing services fees paid to Service Organizations who elect not to receive such service fees at the time of sale. After the initial one-year period following a sale of Class C shares, the entire 12b-1 fee attributable to such Class C shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of a Fund. The total amount paid by each Fund to Seligman Advisors in respect of Class C shares for the fiscal year ended September 30, 2007 was equal to 1% (0.99%, in the case of TargETFund 2045) per annum of the Class C shares’ average daily net assets, as follows:

Fund	Total Fees Paid
TargETFund 2045	$1,041
TargETFund 2035	3,924
TargETFund 2025	98,909
TargETFund 2015	131,928
TargETFund Core	191,974

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The amounts expended by Seligman Advisors in any one year with respect to Class C shares of each Fund may exceed the 12b-1 fees paid by the Fund in that year. Each Fund’s 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class C shares in one year to be paid from Class C 12b-1 fees in any other year; however, in any year Funds are not obligated to pay any 12b-1 fees in excess of the fees described above.

As of September 30, 2007, Seligman Advisors incurred the following amounts of expenses in respect of each Fund’s Class C shares that were not reimbursed from the amounts received from that Fund’s 12b-1 Plan. Also shown below are percentages of each such Fund’s net assets:

Fund	Amount of Unreimbursed Expenses Incurred with Respect to Class C Shares	% of the Net Assets of Class C at September 30, 2007
TargETFund 2045	$60,566	15.57%
TargETFund 2035	140,876	13.57
TargETFund 2025	608,935	4.95
TargETFund 2015	601,250	3.92
TargETFund Core	861,047	3.63

If the 12b-1 Plan is terminated in respect of Class C shares of a Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to its Class C shares.

Class D

Under the 12b-1 Plan, each Fund, with respect to its Class D shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of such Fund’s Class D shares. The fee is used by Seligman Advisors as follows: During the first year following the sale of Class D shares, a distribution fee of 0.75% of the average daily net assets attributable to such Class D shares is used, along with any CDSC proceeds, to (1) reimburse Seligman Advisors for its (A) payment at the time of sale of Class D shares of a 0.75% sales commission to Service Organizations or, (B) ongoing payment of 0.75% of the average daily net assets attributable to such Class D shares to Service Organizations who elect not to receive a time-of-sale payment and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class D shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class D shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class D shares of a service fee of 0.25% of the net asset value of the Class D shares sold (for shareholder services to be provided to Class D shareholders of a Fund over the course of the one year immediately following the sale) and for its ongoing payment of a service fee of 0.25% of the average daily net assets attributable to such Class D shares to those Service Organizations who elect to receive time-of-sale payment. The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations as service fees at either the time of sale or the ongoing services fees paid to Service Organizations who elect not to receive such service fees at the time of sale. After the initial one-year period following a sale of Class D shares, the entire 12b-1 fee attributable to such Class D shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of a Fund. The total amount paid by each Fund to Seligman Advisors in respect of Class D shares for the fiscal year ended September 30, 2007 was equal to 1% (0.99%, in the case of TargETFund 2045) per annum of the Class D shares’ average daily net assets, as follows:

Fund	Total Fees Paid
TargETFund 2045	$1,040
TargETFund 2035	1,093
TargETFund 2025	83,209
TargETFund 2015	81,127
TargETFund Core	258,894

The amounts expended by Seligman Advisors in any one year with respect to Class D shares of each Fund may exceed the 12b-1 fees paid by the Fund in that year. Each Fund’s 12b-1 Plan permits expenses incurred by Seligman

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Advisors in respect of Class D shares in one year to be paid from Class D 12b-1 fees in any other year; however, in any year each Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.

As of September 30, 2007, Seligman Advisors incurred the following amounts of expenses in respect of each Fund’s Class D shares that were not reimbursed from the amounts received from each Fund’s 12b-1 Plan. Also shown are the amounts of percentages of each such Fund’s net assets:

Fund	Amount of Unreimbursed Expenses Incurred with Respect to Class D Shares	% of the Net Assets of Class D at September 30, 2007
TargETFund 2045	$19,549	8.13%
TargETFund 2035	13,658	5.74
TargETFund 2025	156,158	1.57
TargETFund 2015	164,147	1.86
TargETFund Core	393,034	1.28

If the 12b-1 Plan is terminated in respect of Class D shares of a Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to its Class D shares.

Class R

Under the 12b-1 Plan, each Fund, with respect to Class R shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 0.50% of the average daily net asset value of the Class R shares. This 12b-1 fee is comprised of (1) a distribution fee equal to 0.25% of the average daily net assets attributable to the Class R shares and (2) a service fee of up to 0.25% of the average daily net asset value of the Class R shares. The 12b-1 fee is used by Seligman Advisors in one of two ways, depending on the payout option chosen by Service Organizations. This fee is used by Seligman Advisors as follows:

Option 1 - Service Organization opts for time-of-sale payment. A distribution fee of 0.25% of the average daily net assets attributable to such Class R shares is used, along with any CDSC proceeds, to (1) reimburse Seligman Advisors for its payment at the time of sale of Class R shares of a 0.75% sales commission to the Service Organization, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class R shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class R shares is used to reimburse Seligman Advisors for its prepayment to the Service Organization at the time of sale of Class R shares of a service fee of 0.25% of the net asset value of the Class R shares sold (for shareholder services to be provided to Class R shareholders over the course of the one year immediately following the sale). After the initial one-year period following a sale of Class R shares, the 0.25% servicing fee is used to reimburse Seligman Advisors for its payments to the Service Organization for providing continuing shareholder services. The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees.

Option 2 - Service Organization does not opt for time-of-sale payment. The entire 12b-1 fee attributable to the sale of the Class R shares, along with any CDSC proceeds, is used to (1) reimburse Seligman Advisors for its on-going payment of the entire 12b-1 fees attributable to such Class R shares to the Service Organization for providing continuing shareholder services and distribution assistance in respect of the Fund and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors.

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The total amount paid by each Fund to Seligman Advisors in respect of Class R shares for the fiscal year ended September 30, 2007 was equal to 0.50% (0.49%, in the case of TargETFund 2045 and 0.48%, in the case of TargETFund 2035) per annum of the Class R shares’ average daily net assets, as follows:

Fund	Total Fees Paid
TargETFund 2045	$230
TargETFund 2035	107
TargETFund 2025	381
TargETFund 2015	1,375
TargETFund Core	16,260

The amounts expended by Seligman Advisors in any one year with respect to Class R shares of each Fund may exceed the 12b-1 fees paid by such Fund in that year. Each Fund’s 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class R shares in one fiscal year to be paid from Class R 12b-1 fees in any other fiscal year; however, in any fiscal year no Fund is obligated to pay any 12b-1 fees in excess of the fees described above.

As of September 30, 2007, Seligman Advisors incurred the following amounts of expenses in respect of each Fund’s Class R shares that were not reimbursed from the amounts received from each Fund’s 12b-1 Plan. Also shown are the amounts of percentages of each such Fund’s net assets:

Fund	Amount of Unreimbursed Expenses Incurred with Respect to Class R Shares	% of the Net Assets of Class R at September 30, 2007
TargETFund 2045	$28,124	9.58%
TargETFund 2035	8,629	11.16
TargETFund 2025	13,114	2.45
TargETFund 2015	10,241	1.57
TargETFund Core	97,463	1.38

If the 12b-1 Plan is terminated in respect of Class R shares of a Fund, no amounts (other than amounts accrued but not yet paid) would be owed by such Fund to Seligman Advisors with respect to Class R shares.

Payments made by each Fund under its 12b-1 Plan in respect of Class A, Class C, Class D and Class R shares for the fiscal year ended September 30, 2007 were spent on the following activities in the following amounts (Class B shares have been authorized by the Board, but have not been and are not offered by the Funds):

Fund/Class	Compensation to Underwriters	Compensation to Broker/Dealers
TargETFund 2045/A	-0-	$1,017
TargETFund 2045/C	$998	$43
TargETFund 2045/D	$14	$1,026
TargETFund 2045/R	-0-	$230
TargETFund 2035/A	-0-	$1,844
TargETFund 2035/C	$3,809	$115
TargETFund 2035/D	$68	$1,025
TargETFund 2035/R	$17	$90

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Fund/Class	Compensation to Underwriters	Compensation to Broker/Dealers
TargETFund 2025/A	-0-	$27,436
TargETFund 2025/C	$62,439	$36,470
TargETFund 2025/D	$56,170	$27,039
TargETFund 2025/R	$5	$376
TargETFund 2015/A	-0-	$33,791
TargETFund 2015/C	$84,741	$47,187
TargETFund 2015/D	$58,974	$22,153
TargETFund 2015/R	$18	$1,357
TargETFund Core/A	-0-	$66,577
TargETFund Core/C	$140,293	$51,681
TargETFund Core/D	$169,709	$89,185
TargETFund Core/R	$139	$16,121

The 12b-1 Plans were initially approved on September 15, 2005 in respect of TargETFund 2025, TargETFund 2015 and TargETFund Core, and September 21, 2006 in respect of TargETFund 2045 and TargETFund 2035 by the Board of Directors of the Series, including a majority of the Directors who are not “interested persons” (as defined in the 1940 Act) of the Series and who have no direct or indirect financial interest in the operation of the 12b-1 Plans or in any agreement related to the 12b-1 Plans (the “Qualified Directors”), and by the sole shareholder of each of TargETFund 2025, TargETFund 2015 and TargETFund Core on September 15, 2005 and TargETFund 2045 and TargETFund 2035 on September 21, 2006. The 12b-1 Plans will continue in effect through December 31 of each year so long as such continuance is approved annually by a majority vote of both the Directors and the Qualified Directors of the Series, cast in person at a meeting called for the purpose of voting on such approval. The 12b-1 Plans may not be amended to increase materially the amounts payable to Service Organizations with respect to a Class without the approval of a majority of the outstanding voting securities of the Class. If the amount payable in respect of Class A shares under the 12b-1 Plans is proposed to be increased materially, the Funds will either (1) permit holders of Class B shares (to the extent such Class is offered) to vote as a separate class on the proposed increase or (2) establish a new class of shares subject to the same payment under the 12b-1 Plans as existing Class A shares, in which case the Class B shares will thereafter convert into the new class instead of into Class A shares. No material amendment to the 12b-1 Plans may be made except by a majority of both the Directors and Qualified Directors.

The 12b-1 Plans require that the Treasurer of the Series shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the 12b-1 Plans. Rule 12b-1 also requires that the selection and nomination of Directors who are not “interested persons” of the Series be made by such disinterested Directors. The 12b-1 Plans are reviewed annually by the Directors.

Seligman Services acts as the broker/dealer of record for shareholder accounts of the Funds that do not have a designated financial advisor. As such, it receives compensation from each Fund pursuant to its 12b-1 Plan for providing personal services and account maintenance to such accounts. For the fiscal year ended September 30, 2007, Seligman Services received service fees pursuant to each Fund’s 12b-1 Plan as follows:

Fund	Service Fees Paid to Seligman Services For Fiscal Year September 30, 2007
TargETFund 2045	$191
TargETFund 2035	$126
TargETFund 2025	$705
TargETFund 2015	$793
TargETFund Core	$869

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Other Service Providers

SDC, which is owned by certain other investment companies in the Seligman Group, is the shareholder servicing agent and dividend paying agent for the Funds. SDC charges the Funds at cost for its services. These costs may include amounts paid by SDC to financial intermediaries and other third parties who provide subtransfer-agency services. Certain officers and directors of the Funds are also officers and directors of SDC. SDC’s address is 100 Park Avenue, New York, New York 10017.

Portfolio Managers

For the purposes of this discussion, each member of the portfolio team is referred to as a “portfolio manager.” The following table sets forth certain additional information from that discussed in the Prospectuses with respect to the portfolio managers of the Series. Unless noted otherwise, all information is provided as of September 30, 2007.

Other Accounts Managed by Portfolio Managers. The table below identifies, for each of the portfolio managers, the number of accounts managed (other than the Series) and the total assets in such accounts, within each of the following categories: other registered investment companies, other pooled investment vehicles, and other accounts. None of the accounts noted below has an advisory fee based on performance of the account. For purposes of the table below, each series or portfolio of a registered investment company is treated as a separate registered investment company.

Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Charles W. Kadlec	4 Other Registered Investment Companies with approximately $129 million in assets under management.	0 Pooled Investment Vehicles.	9 Other Accounts with approximately $3.49 million in total assets under management.

John B. Cunningham	4 Other Registered Investment Companies with approximately $3.08 billion in total assets under management.	0 Pooled Investment Vehicles.	11 Other Accounts with approximately $1.36 million in total assets under management.

Gary Terpening	4 Other Registered Investment Companies with approximately $129 million in total assets under management.	0 Pooled Investment Vehicles.	9 Other Accounts with approximately $1.01 million in total assets under management.

Compensation/Material Conflicts of Interest. Set forth below is an explanation of the structure of, and method(s) used to determine, portfolio manager compensation. Also set forth below is an explanation of material conflicts of interest that may arise between the portfolio managers’ management of the Series’ investments and investments in other accounts.

Compensation:

As compensation for his responsibilities, including those relating to his responsibilities as a member of the Board of Directors and Management Committee of the Manager, President and a member of the Board of Directors of both Seligman Advisors, Inc. and Seligman Services, Inc., and those relating to his portfolio management responsibilities in respect of the Funds and one other investment company, Mr. Kadlec received a fixed base salary and discretionary bonus for the year ended December 31, 2007.

Mr. Kadlec’s discretionary bonus was based on numerous qualitative and quantitative factors, including the evaluation of Mr. Kadlec’s performance of his other responsibilities not related to the Series, such as overseeing the business operations of each of Seligman Advisors, Inc. and Seligman Services, Inc., and to the Manager’s overall profitability. The Manager also considered the relative pre-tax investment performance of the Funds and one other investment company (for which Mr. Kadlec also serves as portfolio manager) as compared with such funds’ respective Lipper averages for 2007, as well as the since-inception, three- and five-year periods ending thereon, as applicable.

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For the year ended December 31, 2007, as compensation for his responsibilities, including those relating to his responsibilities as Chief Investment Officer of the Manager, Mr. Cunningham received a fixed base salary and a bonus. The amount of Mr. Cunningham’s bonus was based on (i) a guaranteed minimum amount and (ii) a performance component based on the weighted average pre-tax investment performance of three investment companies (other than the Funds) for which Mr. Cunningham serves as portfolio manager as compared with the funds constituting the Lipper Large-Cap Core Funds Average for the three-year period ending December 31, 2007.

Mr. Terpening received a fixed base salary and discretionary bonus for the year ended December 31, 2007. Mr. Terpening’s discretionary bonus was based on numerous qualitative and quantitative factors relating to his responsibilities as a Seligman product manager and research analyst. The factors include, among other things, an evaluation of Mr. Terpening’s performance of his product management responsibilities as they relate to certain Seligman products, primarily, the Seligman Time Horizon Matrix and Seligman Harvester asset allocation strategies (collectively, the “Time Horizon Matrix”), as well as the Series’ Funds and Seligman Asset Allocation Series, Inc. (also an asset allocation type series of mutual funds), each of which utilize the Time Horizon Matrix. The Manager also considered Mr. Terpening’s portfolio management responsibilities with respect to the Funds and the funds of Seligman Asset Allocation Series, Inc. With respect to these funds, the Manager evaluated the quality of research performed by Mr. Terpening, as well as his contributions and assistance to the design of the overall asset allocations underlying these funds. The Manager also considered the competitive environment for Mr. Terpening’s services.

Conflicts of Interest:

Actual or potential conflicts of interest may arise from the fact that Seligman and the portfolio managers of the Series have day-to-day management responsibilities with respect to accounts of clients of Seligman other than the Series (“Other Accounts”). Seligman has policies and procedures intended to mitigate or manage the conflicts of interest described below. There is no guarantee that any such policies or procedures will detect each and every situation in which a conflict of interest arises.

Seligman may receive higher compensation with respect to Other Accounts (including accounts which are private investment funds or have performance or higher fees paid to Seligman, or in which one or more portfolio managers have direct or indirect personal interest in the receipt of such fees) than that received with respect to the Series. This may create a potential conflict of interest for Seligman or its portfolio managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. In addition, Seligman could be viewed as having a conflict of interest to the extent that Seligman or an affiliate has a proprietary investment in one or more Other Accounts, the portfolio managers have personal investments, directly or indirectly, in one or more Other Accounts or the Other Accounts are investment options in Seligman’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Seligman may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. Seligman may be perceived as causing accounts it manages to participate in an offering to increase Seligman’s overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account or when a sale in one account lowers the sale price received in a sale by a second account. Because Seligman manages accounts that engage in short sales of securities of the type in which many clients may invest, Seligman could be seen as harming the performance of certain client accounts (i.e., those not engaging in short sale transactions) for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. Conversely, Seligman could be seen as benefiting those accounts that may engage in short sales through the sale of securities held by other clients to the extent that such sales reduce the cost to cover the short positions.

Seligman and its affiliates may at times give advice or take action with respect to accounts that differs from the advice given other accounts. A particular security may be bought or sold only for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. Simultaneous portfolio transactions in the same security by multiple clients may tend to decrease the prices received by clients for sales of such securities and increase the prices paid by clients for purchases of such securities. A conflict may also arise to the extent that

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Seligman advises multiple accounts which own different capital structures of an issuer (e.g., bonds versus common stocks). This conflict may be more pronounced if such an issuer files for bankruptcy and Seligman participates in negotiations to restructure that issuer.

Employees of Seligman, including portfolio managers, may engage in personal trading, subject to Seligman’s Code of Ethics. In addition to the general conflicts noted above, personal trading by employees may create apparent or actual conflicts to the extent that one or more employees personally benefit or appear to benefit from subsequent trading by clients in similar securities.

Because portfolio managers of Seligman manage multiple client accounts, portfolio managers may devote unequal time and attention to the portfolio management of client accounts.

Securities Ownership. All information is provided as of September 30, 2007. Mr. Kadlec owned between $100,001 and $500,000 of each of the shares of TargETFund 2025, TargETFund 2015 and TargETFund Core. In total, Mr. Kadlec owned greater than $750,000 of the shares of these Funds. In addition, Mr. Kadlec owned greater than $1 million in the Seligman Group of Funds. Mr. Terpening owned between $100,001 and $500,000 of the shares of TargETFund 2025. Other than as described above, portfolio managers did not own shares of the Series’ Funds.

Brokerage Allocation and Other Practices

Brokerage Transactions

The Manager will seek the most favorable price and execution in the purchase and sale of securities. When two or more of the investment companies in the Seligman Group or other investment advisory clients of the Manager desire to buy or sell these same securities at the same time, the securities purchased or sold are allocated by the Manager in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.

Fixed-income securities are generally traded on the over-the-counter market on a “net” basis, without a stated commission, through dealers acting for their own account and not as brokers. To the extent the Funds invest directly in US Government securities or short-term instruments, the Funds will engage in transactions with these dealers or deal directly with the issuers. Prices paid to dealers generally include a “spread,” i.e., the difference between the prices at which a dealer is willing to purchase or to sell the security at that time.

In over-the-counter markets, the Series deals with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. Each Fund may buy securities from, or sell securities to, dealers acting as principal in accordance with applicable law.

Commissions

For the fiscal year ended September 30, 2007, the Funds paid total brokerage commissions on equity security transactions (e.g., purchases and sales of Underlying ETFs) to others for execution, research and statistical services in the following amounts:

Fund	Total Brokerage Commission Paid For Fiscal Year September 30, 2007
TargETFund 2045	$308
TargETFund 2035	$461
TargETFund 2025	$2,743
TargETFund 2015	$3,559
TargETFund Core	$10,770

For the fiscal year ended September 30, 2007, the Funds did not execute any portfolio transactions with, and therefore did not pay any commissions to, any broker affiliated with either the Funds, Seligman or Seligman Advisors.

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The Funds generally will not incur commissions in connection with the purchase and sale of fixed-income securities. Because fixed-income securities generally trade on a net basis, they normally do not incur brokerage commissions.

Brokerage Selection

Seligman selects broker-dealers with the goal of obtaining “best execution”. Seligman will consider a full range and quality of a broker-dealer’s services, such as price, market familiarity, reliability, integrity, commission rates, execution and settlement capabilities, ability to handle large orders, financial condition, technological infrastructure and operational capabilities, willingness to commit capital and the brokerage and research services provided or made available by the broker-dealer. These brokerage and research services, including supplemental investment research, analysis, and reports concerning issuers, industries, and securities, may be useful to Seligman in connection with its services to clients other than the Funds. The relative weighting given to any of the criteria mentioned above depends on a variety of factors including the nature of the transaction, the market on which a particular trade is being executed and the number of broker-dealers making a market in the security to be traded.

Although sales of investment company shares will not be considered in selecting broker-dealers to effect securities transactions, Seligman offers its services primarily through the broker-dealer selling networks and expects that nearly all broker-dealers that effect securities transactions for the Seligman Funds will have a relationship with Seligman or its affiliates to distribute shares of the investment companies or other investment products offered by Seligman. Seligman ranks broker-dealers through an internal voting process which considers the services provided by broker-dealers excluding investment company or product sales by that broker-dealer.

In connection with any agency trades, Seligman determines the reasonableness of the commissions to be paid to a broker-dealer based upon the quality of the brokerage and research services provided, or arranged for, and as a result, may select a broker-dealer whose commission costs may be higher than another would have charged.

Seligman monitors and evaluates the performance and execution capabilities of broker-dealers through which it places orders and periodically reviews its policy with regard to negotiating commissions or mark-ups for the Seligman registered investment companies in light of current market conditions, statistical studies and other available information.

Regular Broker-Dealers

During the Funds’ fiscal year ended September 30, 2007, the Funds did not acquire securities of any of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents.

Capital Stock and Other Securities

Capital Stock

The Directors of the Series are authorized to issue, create and classify shares of capital stock in separate funds without further action by shareholders. Shares of capital stock of each Fund have a par value of $.001 and are divided into six classes, designated as Class A common stock, Class B common stock, Class C common stock, Class D common stock, Class I common stock and Class R common stock. Each share of a Fund’s Class A, Class B, Class C, Class D, Class I and Class R common stock is equal as to earnings, assets and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses, and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or applicable state law. The Series has adopted a Plan (“Multiclass Plan”) pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of common stock. In accordance with the Series’ Articles of Incorporation, the Board of Directors may authorize the creation of additional classes of common stock with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. Shares have non-cumulative voting rights for the election of directors. Each outstanding share will be fully paid and non-assessable, and freely transferable. There are no preferential liquidation, conversion or prescriptive rights.

Other Securities

The Series has no authorized securities other than the above-mentioned common stock.

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Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Class A

Purchase Price. Class A shares of each Fund of the Series may be purchased at a price equal to the next determined net asset value per share, plus an initial sales charge.

Employee and Family Members. Class A shares of each Fund of the Series may be issued without a sales charge and in amounts less than the investment minimums set forth in the Prospectus to present and former directors, trustees, officers, employees (and their respective family members) of the Funds, the other investment companies in the Seligman Group, and the Manager and its affiliates. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales may also be made to employee benefit plans and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by the Manager or any affiliate. The sales may be made for investment purposes only, and shares may be resold only to the Funds. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.

If you are eligible to purchase Class A shares without a sales charge, you should inform your financial intermediary or SDC of such eligibility and be prepared to provide proof thereof.

Purchases of Class A shares by a “single person” (as defined below under “Persons Entitled to Reductions”) may be eligible for the following reductions in initial sales charges:

Discounts and Rights of Accumulation. Reduced sales charges will apply if the sum of (i) the current amount being invested by a “single person” in Class A shares of a Fund and in Class A shares of other Seligman mutual funds (excluding Class A shares of Seligman Cash Management Fund), (ii) the current net asset value of the Class A and Class B shares of other Seligman mutual funds already owned by the “single person” other than Seligman Cash Management Fund (except as provided in (iii)) and (iii) the current net asset value of Class A shares of Seligman Cash Management Fund which were acquired by a “single person” through an exchange of Class A shares of another Seligman mutual fund, exceeds the breakpoint discount thresholds described in the Prospectus (the “Breakpoint Discount”).

The value of the shares contemplated by items (ii) and (iii) above (collectively, the “Prior Owned Shares”) will be taken into account only if SDC or the financial intermediary (if you are purchasing through a financial intermediary) is notified that there are holdings eligible for aggregation to meet the applicable Breakpoint Discount thresholds. If you are purchasing shares through a financial intermediary, you should consult with your intermediary to determine what information you will need to provide them in order to receive the Breakpoint Discounts to which you may be entitled. This information may include account records regarding shares eligible for aggregation that are held at any financial intermediary, as well as a social security or tax identification number. You may need to provide this information each time you purchase shares. In addition, certain financial intermediaries may prohibit you from aggregating investments in the Seligman Group if those investments are held in your accounts with a different intermediary or with SDC.

If you are dealing directly with SDC, you should provide SDC with account information for any shares eligible for aggregation. This information includes account records and a social security or tax identification number. You may need to provide this information each time you purchase shares.

Letter of Intent. A letter of intent allows you to purchase Class A shares over a 13-month period with the benefit of the Breakpoint Discounts discussed in the Prospectus, based on the total amount of Class A shares of a Fund that the letter states the investor intends to purchase plus the current total net asset value of the Prior Owned Shares.. Reduced sales charges may be applied to purchases made within a 13-month period starting from the date of receipt from you of a letter of intent. In connection with such arrangement, a portion of the shares you initially purchase under the letter of intent will be held in escrow to provide for any sales charges that might result if you fail to purchase the amount of shares contemplated by the letter of intent assuming your purchases would not otherwise be eligible for Breakpoint Discounts. These shares will be released upon completion of the purchases contemplated by the letter of intent. In the event that you do not fulfill your obligations and the amount of any outstanding sales

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charge is greater than the value of the shares in escrow, you will be required to pay the difference. If the amount of the outstanding sales charge is less than the value of the shares in escrow, you will receive any shares remaining in the escrow after shares, with a value equal to the amount of the outstanding sales charge, are redeemed by the transfer agent.

Persons Entitled to Reductions. Reductions in initial sales charges apply to purchases of Class A shares in an account held by a “single person”. A “single person” includes an individual; members of a family unit comprising, husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, organizations tax exempt under Section 501(c)(3) or (13) of the Internal Revenue Code, and non-qualified employee benefit plans that satisfy uniform criteria are also considered “single persons” for this purpose. The uniform criteria are as follows:

1. Employees must authorize the employer, if requested by a Fund, to receive in bulk and to distribute to each participant on a timely basis the Series prospectus, reports, and other shareholder communications.

2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Funds 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.

Eligible Employee Benefit Plans. The table of sales charges in the Prospectus applies to sales to “eligible employee benefit plans,” except that the Funds may sell shares at net asset value to “eligible employee benefit plans” which have at least $2 million in plan assets at the time of investment in the Funds, but, in the event of plan termination, will be subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination. “Eligible employee benefit plan” means any plan or arrangement, whether or not tax qualified, which provides for the purchase of a Fund’s shares. Sales to eligible employee benefit plans are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value. However, Section 403(b) plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or number of eligible employees.

Sales to eligible employee benefit plans must be made in connection with a payroll deduction system of plan funding or other systems acceptable to SDC, the Series’ shareholder service agent. Contributions or account information for plan participation also should be transmitted to SDC by methods which it accepts. Additional information about “eligible employee benefit plans” is available from financial advisors or Seligman Advisors.

BISYS Plans. Plans that (i) own Class B shares of any Seligman mutual fund and (ii) participate in Seligman Growth 401(k) through BISYS’ third-party administration platform may, with new contributions, purchase Class A shares at net asset value. Class A shares purchased at net asset value are subject to a CDSC of 1% on shares purchased within eighteen months prior to plan termination.

Further Types of Reductions. Class A shares may also be issued without an initial sales charge in the following instances:

(1)	to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in a Fund’s shares;

(2)	to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act;

(3)	to registered representatives and employees (and their spouses and minor children) of any dealer or bank that has a sales agreement with Seligman Advisors;

(4)	to financial institution trust departments;

(5)	to registered investment advisers exercising discretionary investment authority with respect to the purchase of a Fund’s shares;

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(6)	to accounts of financial institutions or authorized dealers or investment advisors that charge account management fees, provided the Manager or one of its affiliates has entered into an agreement with respect to such accounts;

(7)	pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of a Fund;

(8)	to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside directors, or pursuant to a “fund of funds” arrangement;

(9)	to certain “eligible employee benefit plans” as discussed above;

(10)	to those partners and employees of outside counsel to the Series or its directors or trustees who regularly provide advice and services to the Series, to other funds managed by the Manager, or to their directors or trustees;

(11)	in connection with sales pursuant to a retirement plan alliance program which has a written agreement with Seligman Advisors; and

(12)	to participants in retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 401(k), 403(b), or 457 of the Internal Revenue Code and “rabbi trusts”, for which Charles Schwab & Co., Inc. or an affiliate acts as broker-dealer, trustee, or recordkeeper.

CDSC Applicable to Class A Shares. Class A shares purchased without an initial sales charge due to a purchase of $1,000,000 or more, alone or through a volume discount, Right of Accumulation or letter of intent are subject to a CDSC of 1% on redemptions of such shares within eighteen months of purchase. Employee benefit plans eligible for net asset value sales may be subject to a CDSC of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination, except that any such plan that is or was a separate account client of Seligman at the time of initial investment in a Seligman mutual fund (or within the prior 30 days) will not be subject to a CDSC on redemption of any shares. Other available reductions will not be subject to a 1% CDSC. The 1% CDSC will be waived on shares that were purchased through Morgan Stanley Dean Witter & Co. by certain Chilean institutional investors (i.e. pension plans, insurance companies, and mutual funds). Upon redemption of such shares within an eighteen-month period, Morgan Stanley Dean Witter will reimburse Seligman Advisors a pro rata portion of the fee it received from Seligman Advisors at the time of sale of such shares.

See “CDSC Waivers” below for other waivers which may be applicable to Class A shares.

Class B

Although authorized by the Board of Directors, Class B shares are not currently being offered. The following discussion regarding Class B shares would apply only if such shares are offered for sale in the future:

Class B shares of each Fund of the Series may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class B shares are subject to a CDSC if the shares are redeemed within six years of purchase at rates set forth in the table below, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Years Since Purchase	CDSC
Less than 1 year	5%
1 year or more but less than 2 years	4%
2 years or more but less than 3 years	3%
3 years or more but less than 4 years	3%
4 years or more but less than 5 years	2%
5 years or more but less than 6 years	1%
6 years or more	0%

Approximately eight years after purchase, Class B shares will convert automatically to Class A shares. Shares purchased through reinvestment of dividends and distributions on Class B shares also will convert automatically to Class A shares along with the underlying shares on which they were earned.

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Conversion occurs during the month which precedes the eighth anniversary of the purchase date. If Class B shares of a Fund are exchanged for Class B shares of another Seligman mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period of the shares exchanged will be tacked onto the holding period of the shares acquired. Class B shareholders of each Fund exercising the exchange privilege will continue to be subject to such Fund’s CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of each Fund acquired by exchange will be subject to such Fund’s CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the Class B shares of the Seligman mutual fund from which the exchange has been made.

Class C

Class C shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class C shares are subject to a CDSC of 1% if the shares are redeemed within twelve months of purchase charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class C shares do not convert to Class A shares.

Class D

Class D shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class D shares are subject to a CDSC of 1% if the shares are redeemed within one year of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class D shares do not convert to Class A shares.

The Board of Directors of the Series has approved the automatic conversion of all of the Funds’ outstanding Class D shares to Class C shares at their respective net asset values on a future date to be determined. The conversion is currently expected to be implemented in the first half of 2008, although it may be delayed or terminated at any time prior to effectiveness. Holders of Class D shares will be advised of the details of the conversion of such shares at the time it is implemented. The conversion is not expected to affect account values.

Class I

Class I shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. Class I shares are not subject to CDSCs or distribution and/or service (12b-1) fees. However, Class I shares are only offered to certain investors, as described in the Series’ Class I prospectus. Unlike Class B shares, Class I shares do not convert to Class A shares.

Class R

Class R shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class R shares are subject to a CDSC of 1% if the shares are redeemed within one year of the plan’s initial purchase of Class R shares, charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class R shares do not convert to Class A shares.

Systematic Withdrawals. Class B, Class C, Class D and Class R shareholders of a Fund may use the Fund’s Systematic Withdrawal Plan to withdraw up to 12%, 10%, 10% and 10%, respectively, of the value of their accounts per year without the imposition of a CDSC. Account value is determined as of the date the systematic withdrawals begin.

CDSC Waivers. The CDSC on Class B, Class C, Class D and Class R shares of each Fund of the Series (and certain Class A shares, as discussed above) will be waived or reduced in the following instances:

(1)	on redemptions following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a shareholder or beneficial owner;

(2)

in connection with (1) distributions from retirement plans qualified under Section 401(a) of the Internal Revenue Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to, death, disability, loans, retirement, or separation of service), (2) distributions from a custodial account under Section 403(b)(7) of the Internal Revenue Code or an IRA due to death, disability, or minimum distribution requirements after attainment of age 70 1/2 or, for accounts established prior to January 1, 1998, attainment of age 59 1/2, and (3) a tax-free return of an excess contribution to an IRA;

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(3)	in whole or in part, in connection with shares sold to current and retired Directors of the Series;

(4)	in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of any registered investment management company;

(5)	in whole or in part, in connection with systematic withdrawals;

(6)	in connection with participation in the Merrill Lynch Small Market 401(k) Program, retirement programs administered or serviced by the Princeton Retirement Group, Paychex, ADP Retirement Services, Hartford Securities Distribution Company, Inc., or NYLIM Service Company LLC, or retirement programs or accounts administered or serviced by Mercer HR Services, LLC or its affiliates.;

(7)	on incidental redemptions to cover administrative expenses (such expenses include, but are not limited to, trustee fees, wire fees or courier fees) not to exceed $25.00 per occurrence;

(8)	on redemptions of shares initially purchased by an eligible employee benefit plan that are not in connection with a plan level termination; and

(9)	on any redemption of Class A shares that are purchased by an eligible employee benefit plan that is a separate account client of Seligman at the time of initial investment (or within the prior 30 days) in a Seligman mutual fund.

If, with respect to a redemption of any Class A, Class B, Class C, Class D or Class R shares sold by a dealer, the CDSC is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to Seligman Advisors promptly upon notice, an amount equal to the payment or a portion of the payment made by Seligman Advisors at the time of sale of such shares.

Payment in Securities. In addition to cash, a Fund may accept securities in payment for that Fund’s shares sold at the applicable public offering price (net asset value and, if applicable, any sales charge). Generally, a Fund will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if the Manager determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that the Funds would not accept securities with a value of less than $100,000 per issue in payment for shares. Each Fund may reject in whole or in part offers to pay for its shares with securities, may require partial payment in cash for applicable sales charges, and may discontinue accepting securities as payment for Fund shares at any time without notice. The Funds will not accept restricted securities in payment for shares. The Funds will value accepted securities in the manner provided for valuing portfolio securities of the Funds. Any securities accepted by a Fund in payment for that Fund’s shares will have an active and substantial market and have a value which is readily ascertainable.

Offering Price

When you buy or sell shares of each Fund, you do so at the Class’s net asset value (“NAV”) next calculated after Seligman Advisors accepts your request. However, in some cases, the Fund has authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Fund. In such instances, customer orders will be priced at the Class’s NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. Any applicable sales charge will be added to the purchase price for Class A shares.

NAV per share of each class of a Fund is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. NAV per share for a class of a Fund is computed by dividing such class’s share of the value of the net assets of the Fund (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of a Fund, including the management fee paid by the Funds, are accrued daily and taken into account for the purpose of determining their respective NAVs. The NAV of Class B, Class C, Class D and Class R shares of the Funds will generally be lower than the NAV of Class A shares as a result of the higher 12b-1 fees with respect to such shares. The NAV of the Class I shares will generally be higher than that of the Class A shares as Class I shares have no 12b-1 fees and may have lower expenses.

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Each Fund’s portfolio securities are generally valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. Securities traded on the over-the-counter market are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by Seligman based on quotations provided by primary market makers in such securities. Fixed-income securities not listed on an exchange or securities market, or in which there were no transactions, are valued either by independent pricing services based on bid prices that consider such factors as coupons, maturities, credit ratings, liquidity, specific terms and features, and the US Treasury yield curve, or by Seligman based on quotations provided by primary market makers in such securities. Generally, trading in US Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of regular trading on the NYSE. The values of such securities used in computing the net asset value of the shares of each Fund are generally determined at such times. If Seligman concludes that the most recently reported (or closing) price of a security held by a Fund is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value such security at fair value as determined in accordance with procedures approved by the Board of Directors. These fair value procedures may be used to determine the value of a security in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, or extreme market volatility. Foreign currency exchange rates are also determined in accordance with procedures approved by the Board of Directors.

Short-term obligations of the Funds with 60 days or less remaining to maturity are generally valued at current market quotations or amortized cost if the Manager believes it approximates fair value. Short-term obligations with more than 60 days remaining to maturity will be valued at current market value until the sixtieth day prior to maturity, and then will be valued on an amortized cost basis based on the value on such date unless the Board determines that this amortized cost value does not represent fair market value.

For purposes of determining the net asset value per share of each Fund, all assets and liabilities initially expressed in foreign currencies will be converted into US dollars on the basis of a pricing service that takes into account the quotes provided by a number of major banks.

Specimen Price Make-Up

Under the current distribution arrangements between the Series and Seligman Advisors, Class A shares are sold with a maximum initial sales charge of 5.75%, and Class C, Class D, Class R and Class I shares are sold at NAV(1). Class B shares have been authorized by the Series’ Board of Directors but are not currently being offered and, as such, offering price information relating to the Funds’ Class B shares is not presented. Using each Class’s NAV as of September 30, 2007, the maximum offering price of a Fund’s shares is as follows:

	TargETFund 2045	TargETFund 2035	TargETFund 2025	TargETFund 2015	TargETFund Core
Class A
Net asset value per share	$9.74	$9.74	$9.26	$8.91	$8.18
Maximum sales charge (5.75% of offering price)	0.59	0.59	0.56	0.54	0.50

Offering price to public	$10.33	$10.33	$9.82	$9.45	$8.68

Class C
Net asset value and offering price per share(1)	$9.70	$9.70	$9.17	$8.85	$8.18
Class D
Net asset value and offering price per share(1)	$9.70	$9.70	$9.17	$8.85	$8.18

Class I
Net asset value and offering price per share	$9.74	$9.74	$9.30	$8.95	$8.18

Class R
Net asset value and offering price per share(1)	$9.74	$9.74	$9.23	$8.89	$8.17

(1)	Class C shares and Class D shares are subject to a 1% CDSC if you redeem your shares within one year of purchase. Class R shares may be subject to a 1% CDSC on shares redeemed within one year of a retirement plan’s initial purchase.

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Redemption in Kind

The procedures for selling a Fund’s shares under ordinary circumstances are set forth in the Prospectus. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if: (i) the orderly liquidation of portfolio securities of the Funds and/or the Underlying ETFs is prevented by the closing of, or restricted trading on, the NYSE or any other exchange on which an Underlying ETF trades; (ii) during periods of emergency which make the disposal by the Funds and/or Underlying ETFs of their shares impracticable or it is not reasonably practicable for the Funds and/or the Underlying ETFs to fairly determine the value of their respective net assets; or (iii) such other periods as ordered by the SEC for the protection of Fund shareholders. Under these circumstances, redemption proceeds may be made in securities. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

Anti-Money Laundering

As part of the Series’ responsibility for the prevention of money laundering, you may be required by the Series, Seligman or their respective service providers to provide additional information, including information needed to verify the source of funds used to purchase shares and your identity or the identity of any underlying beneficial owners of your shares. In the event of delay or failure by you to produce any requested information, the Series or its service providers may refuse to accept a subscription or, to the extent permitted or required by applicable law, cause a complete redemption of your shares from a Fund. The Series, by written notice to you, may suspend payment to you of any proceeds or distributions if the Series or its service providers reasonably deem it necessary to do so in order to comply with applicable laws and regulations, including any anti-money laundering laws and regulations applicable to the Series, Seligman or their respective service providers.

Arrangements Permitting Frequent Trading of Fund Shares

The Series has no arrangements with any person to permit frequent trading of a Fund’s shares.

Taxation of the Series

Each Fund is qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. For each year so qualified, each Fund will not be subject to federal income taxes on its investment company taxable income and net capital gains, if any, realized during any taxable year, which it distributes to its shareholders, provided that at least 90% of its investment company taxable income (which includes net short-term capital gains) is distributed to shareholders each year.

Qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements a Fund must meet to qualify for such treatment. The information set forth in the Prospectuses and the following discussion relate solely to the US Federal income taxes on dividends and distributions by the Funds and assumes that each Fund qualifies as a regulated investment company.

Dividends from net investment income (other than “qualified dividend income”) and distributions from the excess of net short-term capital gains over net long-term capital losses are taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. Effective for taxable years after December 31, 2002 through December 31, 2010, qualified dividend income will be taxed at a reduced rate to individuals of generally 15% (5% for individuals in lower tax brackets). Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradeable on an established securities market in the United States). To the extent designated as derived from a Fund’s dividend income that would be eligible for the dividends received deduction if a Fund were not a regulated investment company, distributions are eligible, subject to certain restrictions, for the

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70% dividends received deduction for corporations. To the extent designated as “qualified dividend income”, distributions are generally eligible for the reduced tax rate applicable to such “qualified dividend income”.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over any net short-term losses) are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long the shares have been held by a shareholder. Individual shareholders will be subject to federal income tax on distributions of net capital gains at a maximum rate of 15% if designated as derived from a Fund’s capital gains from property held for more than one year and recognized in taxable years beginning before January 1, 2011. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Such distributions are not eligible for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by a Fund will be treated for federal income tax purposes as having received a distribution in an amount equal to the cash that could have been elected to be received instead of the additional shares.

Dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by a Fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

Any gain or loss realized upon a sale or redemption of shares in each Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Individual shareholders will be subject to federal income tax on net capital gains at a maximum rate of 15% in respect of shares held for more than one year and disposed of in taxable years beginning before January 1, 2011. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of each Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (including shares acquired through dividend reinvestment) securities that are substantially identical to the shares of such Fund.

In determining gain or loss on shares of each Fund that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales charge incurred in acquiring such shares to the extent of any subsequent reduction of the sales charge by reason of the exchange or reinstatement options offered by a Fund. Any sales charge not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder’s tax basis in the shares acquired pursuant to the exchange or reinstatement options.

Each Fund is subject to a 4% nondeductible excise tax on the under-distribution of amounts required to be paid pursuant to a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund’s ordinary income for the calendar year, at least 98% of its capital gain net income realized during the one-year period ending October 31 during such year, and all ordinary income and capital gain net income for prior years that was not previously distributed. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.

Unless a shareholder includes a certified taxpayer identification number (social security number for individuals) on the account application and certifies that the shareholder is not subject to backup withholding, the Funds are required to withhold and remit to the US Treasury Department a portion of distributions and other reportable payments to the shareholder. Shareholders should be aware that, under regulations promulgated by the US Treasury Department, the Funds may be fined on an annual basis for each account for which a certified taxpayer identification number (social security number for individuals) is not provided. In the event that such a fine is imposed, the applicable Fund may charge a service fee equal to such fine that may be deducted from the shareholder’s account and offset against any undistributed dividends and capital gain distributions. The Funds also reserve the right to close any account which does not have a certified taxpayer identification number or social security number, as applicable.

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Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Internal Revenue Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty or law. Pursuant to the American Jobs Creation Act of 2004, with respect to taxable years of a Fund beginning after December 31, 2004 and before January 1, 2008, a Fund may designate distributions of short-term capital gains and “qualified interest income” as exempt from U.S. withholding tax when paid to foreign investors. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

Each of Seligman TargETFund 2045, Seligman TargETFund 2035, Seligman TargETFund 2025 and Seligman TargETFund 2015 (Target Date Funds) will automatically be combined with Seligman TargETFund Core during their respective target year. The Manager expects each of these combinations to be effected as an acquisition of the assets and liabilities of the applicable Target Date Fund in exchange for shares of TargETFund Core at net asset value, with the shares of TargETFund Core then distributed to shareholders of the applicable Target Date Fund. Based on current tax rules, the Manager expects the combination to be effected in a non-taxable transaction. Changes in such tax rules or applicable law or other developments could negatively impact the combination of Funds.

Due to the impossibility of predicting whether changes in law or other developments may impact the fairness or overall desirability of the combination of any two Funds ten or more years in the future, the Series’ Board of Directors will evaluate each combination in the year it is scheduled to occur under the standards of Rule 17a-8 under the 1940 Act and general principles of fairness, and may approve modifications to the methodology or terminate the combination if it determines that doing so would be in the best interests of shareholders. Any modifications to the manner of combining Funds will be presented to shareholders for approval if such approval is required under applicable law.

Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances.

Underwriters

Distribution of Securities

The Series and Seligman Advisors are parties to a Distributing Agreement dated September 15, 2005 under which Seligman Advisors acts as the exclusive agent for distribution of shares of the Funds. Seligman Advisors accepts orders for the purchase of the Funds’ shares, which are offered continuously. As general distributor of the Funds’ shares, Seligman Advisors allows reallowances to all dealers on sales of Class A shares, as set forth above under “Dealer Reallowances” and, prior to June 4, 2007, Class C shares. Seligman Advisors retains the balance of sales charges and any CDSCs paid by investors.

Total sales charges paid by shareholders of Class A shares and (only through June 3, 2007) Class C shares of the Funds for the fiscal years ended September 30, 2007 and 2006 are shown below. Also shown below are the amounts of Class A and Class C sales charges that were retained by Seligman Advisors. Effective June 4, 2007, there is no initial sales charges on purchases of Class C shares. TargETFund 2045 and TargETFund 2035 commenced investment operations on October 2, 2006. TargETFund 2025, TargETFund 2015 and TargETFund Core commenced investment operations on October 3, 2005. Any sales charges paid on Class C shares would relate to purchases prior to June 4, 2007.

Fund	Total Sales Charge Paid by Shareholders on Class A and Class C Shares For Fiscal Year September 30, 2007	Amount of Class A and Class C Shares Sales Charges retained by Seligman Advisors
TargETFund 2045	$7,910	$791
TargETFund 2035	13,573	1,493
TargETFund 2025	188,122	19,976
TargETFund 2015	242,913	25,977
TargETFund Core	297,932	30,512

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Fund	Total Sales Charge Paid by Shareholders on Class A and Class C Shares For Fiscal Year September 30, 2006	Amount of Class A and Class C Shares Sales Charges retained by Seligman Advisors
TargETFund 2025	$166,883	$17,373
TargETFund 2015	290,154	28,766
TargETFund Core	436,723	45,468

Compensation

Seligman Advisors, which is an affiliated person of Seligman, which is an affiliated person of the Funds, received the following commissions and other compensation from the Funds during the fiscal year ended September 30, 2007 and 2006 (TargETFund 2045 and TargETFund 2035 commenced investment operations on October 2, 2006. TargETFund 2025, TargETFund 2015 and TargETFund Core commenced investment operations on October 3, 2005).

Fund	Net Underwriting Discounts and Commissions For Fiscal Year September 30, 2007 (Class A and Class C Shares Front-End Sales Charges Retained)(1)	Compensation on Redemptions and Repurchases (CDSC Retained on Class A, Class C, Class D and Class R Shares)	Brokerage Commissions	Other Compensation(2)
TargETFund 2045	$791	$-0-	$-0-	$1,012
TargETFund 2035	$1,493	$247	$-0-	$3,894
TargETFund 2025	$19,976	$10,701	$-0-	$118,614
TargETFund 2015	$25,977	$16,728	$-0-	$143,733
TargETFund Core	$30,512	$23,567	$-0-	$310,141

Fund	Net Underwriting Discounts and Commissions For Fiscal Year September 30, 2006 (Class A and Class C Shares Front-End Sales Charges Retained)(1)	Compensation on Redemptions and Repurchases (CDSC Retained on Class A, Class C, Class D and Class R Shares)	Brokerage Commissions	Other Compensation(2)
TargETFund 2025	$17,373	$5,204	$-0-	$50,308
TargETFund 2015	$28,766	$7,119	$-0-	$61,879
TargETFund Core	$45,468	$24,538	$-0-	$107,330

(1)	Effective June 4, 2007, there is no initial sales charges on purchases of Class C shares. Accordingly, any net underwriting discounts and commissions in respect of Class C shares retained by Seligman Advisors would relate to purchases prior to June 4, 2007

(2)	During the fiscal year ended September 30, 2007 and 2006, Seligman Advisors received distribution and service fees in respect of Class C, Class D and Class R shares pursuant to the Funds’ Rule 12b-1 plans. These amounts and the arrangements pursuant to which such compensation is paid are detailed above under the discussion “Rule 12b-1 Plan.”

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Other Payments

Seligman Advisors pays authorized dealers or investment advisors, from its own resources, a fee on purchases of Class A shares of the Seligman mutual funds (other than the Funds of the Series and Seligman Cash Management Fund, Inc. (the “Cash Fund”)) of $1,000,000 or more (“NAV sales”), calculated as follows:

Amount of Purchase	Payment to Dealer (as a % of NAV Sales)
$1,000,000 - $3,999,999	1.00%
$4,000,000 - $24,999,999	0.50%
$25,000,000 or more	0.25%

With respect to purchases of Class A shares of the Funds of the Series, Seligman Advisors shall pay authorized dealers or investment advisors 0.25% on NAV sales attributable to such funds. Assets exchanged from the Funds of the Series to another Seligman mutual fund are not eligible for the fees described above. Class A shares representing only an initial purchase of the Cash Fund are not eligible for the fees described above; however, such shares will become eligible for the applicable fee described above once they are exchanged for Class A shares of another Seligman mutual fund. The calculation of the fee will be based on assets held by a “single person,” including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated purchases made on behalf of any other fiduciary or individual account.

Seligman Advisors also pays authorized dealers or investment advisors, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an “eligible employee benefit plan” that are attributable to the particular authorized dealer or investment advisor. The shares eligible for the applicable fee described below are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has, for accounts opened prior to January 7, 2008, at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available or, for accounts opened on or after January, 7, 2008, at least $2 million in plan assets at the time of investment in a Fund. The payment schedule, for each calendar year, in respect of the Seligman mutual funds (other than the Funds of the Series and the Cash Fund) is as follows:

Amount of Purchase	Payment to Dealer (as a % of NAV Sales)
Sales up to but not including $4,000,000	1.00%
$4,000,000 - $24,999,999	0.50%
$25,000,000 or more	0.25%

The payment is based on cumulative sales for each plan during a single calendar year, or portion thereof. Assets exchanged from the Funds of the Series to another Seligman mutual fund are not eligible for the fees described above. Class A shares representing only an initial purchase of the Cash Fund are not eligible for the fees described above; however, such shares will become eligible for the applicable fee once they are exchanged for Class A shares of another Seligman mutual fund. The payment schedule, for each calendar year, in respect of the Funds of the Series is 0.25% of sales. These fees in respect of eligible employee benefit plans and the fees on NAV sales described above are not duplicative (i.e., the fee is paid one time to authorized dealers or investment advisors for each purchase of Class A shares of $1,000,000 or more participating in an eligible employee benefit plan).

With respect to the fees relating to eligible employee benefit plans and NAV sales (each as described above), no fees shall be payable on any assets invested in a Fund by an eligible employee benefit plan that is a separate account client of Seligman at the time of initial investment (or within the prior 30 days) in a Fund.

The Manager and Seligman Advisors may make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms, third party administrators and other financial intermediaries (collectively, “Financial Intermediaries”), subject to the Manager's and Seligman Advisors' respective internal policies and procedures.

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Seligman Advisors provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by the Manager. Seligman Advisors also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to Seligman Advisors’ internal policies and procedures governing payments for such seminars. These seminars may take place at Seligman Advisors’ headquarters or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to Seligman Advisors’ internal policies and procedures, Seligman Advisors may provide any or all of the following to employees of Financial Intermediaries and their guest(s): (i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or (iii) Seligman Advisors' promotional items of nominal value (golf balls, shirts, etc.).

In addition, Financial Intermediaries may have omnibus accounts and similar arrangements with SDC and may be paid by SDC for providing sub-transfer agency and other services. Such expenses paid by SDC are included in the annual operating expenses set forth in the prospectus.

The Manager and/or Seligman Advisors have revenue sharing arrangements with certain Financial Intermediaries. Payments to these Financial Intermediaries are usually structured in any of three ways or a combination thereof: (i) as a percentage of gross sales; (ii) as a percentage of net assets attributable to the financial intermediary; or (iii) a fixed dollar amount.

The foregoing payments (which may take the form of expense reimbursements) by the Manager, Seligman Advisors and/or SDC may be made for shareholder servicing, promotion of Seligman Funds, and other services provided by the Manager, such as advisory services to managed accounts, marketing support and/or access to sales meetings, sales representatives and management representatives of the Financial Intermediaries. These payments are in addition to the 12b-1 fees and sales loads borne by shareholders, as well as the finders’ fees and loads paid by Seligman Advisors, as set forth in the Prospectus or otherwise described above. Such payments may result in, or be necessary for, the inclusion of the Seligman Funds on a sales list, including a preferred or select sales list, in various sales programs. Receipt by Financial Intermediaries of the foregoing payments or services could create an incentive for the Financial Intermediaries to offer a Seligman Fund in lieu of other mutual funds where such payments or services are not provided. Shareholders should consult their Financial Intermediaries for further information.

Calculation of Performance Data

The Funds may quote performance data in various ways. All performance information supplied by the Funds in advertising is historical and past performance is not indicative of future investment results. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

Performance Calculations

Performance quoted in advertising reflects any change in price per share, assumes the reinvestment of dividends and capital gain distributions, if any, and may or may not include the effect of a Class’s initial maximum sales charge and/or contingent deferred sales charge, as applicable. Such performance may be quoted as a percentage or as a dollar amount, may be calculated over any time period and may be presented in a table, graph or similar illustration. Excluding applicable sales charges from a performance calculation produces a higher performance figure than if such sales charges were included in the calculation.

Average annual total returns are calculated by determining the growth or decline in the value of a hypothetical $1,000 investment in a Fund over a stated period, and then calculating the annual rate required for this hypothetical investment to grow to the amount that would have been received upon a redemption at the end of such period (i.e., the average annual compound rate of return). Average annual total returns include any applicable maximum initial sales charge or CDSC.

Cumulative total returns reflect the simple change in the value of a hypothetical investment in a Fund over a stated period. The cumulative total return for each Class of shares of a Fund shown below is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the period; subtracting the maximum initial sales charge for Class A shares; determining the total value of all dividends and distributions, if any, that would have been paid during the period on such shares assuming that each dividend or distribution was invested in additional shares at net asset value; calculating the total value of the investment at the end of the period; subtracting the CDSC on Class C,

44

Class D and Class R shares, if applicable; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment.

The investment returns for the one-year and since-inception periods as well as the cumulative returns in respect of TargETFund 2045 and TargETFund 2035 are calculated from the opening of business on October 2, 2006, commencement of investment operations. The investment returns for the since-inception period as well as the cumulative returns in respect of TargETFund 2025, TargETFund 2015 and TargETFund Core are calculated from the opening of business on October 3, 2005, commencement of investment operations.

As stated above, the average annual total returns and cumulative total returns for Class A shares of the Funds includes the applicable maximum initial sales charge, which, effective January 7, 2008, is 5.75%. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented in the Funds’ Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred.

No adjustments have been made for any income taxes payable by investors on dividends or gain distributions or on the redemption of shares.

Historical Investment Results

During the periods for which performance is presented, Seligman has waived its management fee and/or reimbursed certain expenses in respect of the Funds. Without such fee waiver/expense reimbursement, returns would have been lower. Class B shares have been authorized by the Series’ Board of Directors, but have not been offered and, as such, there is no performance.

The performance of the Funds presented below is through September 30, 2007:

	Average Annual Total Returns		Cumulative Total Return Since Inception	Value of Initial $1,000 Investment (1)
	1 Year	Since Inception
TargETFund 2045
Class A	14.07%	14.07%	14.07%	$1,141
Class C	19.19	19.19	19.19	1,192
Class D	19.19	19.19	19.19	1,192
Class I	21.04	21.04	21.04	1,210
Class R	19.84	19.84	19.84	1,198
TargETFund 2035
Class A	14.07%	14.07%	14.07%	$1,141
Class C	19.19	19.19	19.19	1,192
Class D	19.19	19.19	19.19	1,192
Class I	21.04	21.04	21.04	1,210
Class R	19.84	19.84	19.84	1,198
TargETFund 2025
Class A	11.72%	11.26%	23.80%	$1,238
Class C	16.63	13.97	29.89	1,299
Class D	16.63	13.97	29.89	1,299
Class I	19.01	14.96	32.15	1,322
Class R	17.27	14.43	30.95	1,310
TargETFund 2015
Class A	7.93%	9.32%	19.51%	$1,195
Class C	12.56	11.98	25.40	1,254
Class D	12.56	11.98	25.40	1,254
Class I	14.84	12.96	27.60	1,276
Class R	13.20	12.40	26.33	1,263

45

	Average Annual Total Returns		Cumulative Total Return Since Inception	Value of Initial $1,000 Investment (1)
	1 Year	Since Inception
TargETFund Core
Class A	3.86%	6.14%	12.65%	$1,127
Class C	8.20	8.61	17.96	1,180
Class D	8.34	8.61	17.96	1,180
Class I	10.43	9.73	20.41	1,204
Class R	8.82	9.07	18.95	1,190

(1)	The “Value of Initial $1,000 Investment” as of the date indicated reflects the effect of the maximum sales charge or CDSC, if applicable, and assumes that all dividends and capital gain distributions, if any, were reinvested.

Financial Statements

The Series’ Annual Report to shareholders for the fiscal year ended September 30, 2007 contains portfolios of the investments of the Funds as of September 30, 2007, as well as certain other financial information as of this date. The financial statements and notes included in the Annual Report, which includes the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. The Annual Report will be furnished without charge to investors who request copies of this SAI.

General Information

Custodian. State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as custodian of the Series. It also maintains, under the general supervision of the Manager, the accounting records and determines the net asset value for each Fund of the Series.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, has been selected as auditors of the Series. Their address is Two World Financial Center, New York, New York 10281.

46

PART C. OTHER INFORMATION

Item 23.	Exhibits.

All Exhibits listed below have been previously filed, except Exhibits marked with an asterisk (*), which are filed herewith.

(a)	Amended and Restated Articles of Incorporation of Registrant. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 2 filed on September 22, 2005.)

(a)(2)	Articles Supplementary. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 4 filed on September 29, 2006.)

(b)	By-laws of the Registrant. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 2 filed on September 22, 2005.)

(c)	Instruments Defining Rights of Security Holders (See Item 23(a) and 23(b)). (Incorporated by reference to Registrant’s Post-Effective Amendment No. 2 filed on September 22, 2005.)

(d)(1)	Amended Management Agreement between Registrant and J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 4 filed on September 29, 2006.)

(d)(2)	*Form of Waiver/Reimbursement Agreement.

(e)(1)	Form of Distribution Agreement between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 2 filed on September 22, 2005.)

(e)(2)	Form of Sales Agreement between Seligman Advisors, Inc. and Dealer/Bank. (Incorporated by reference to Seligman LaSalle Real Estate Fund Series, Inc. Post-Effective Amendment No. 1 filed on July 9, 2003.)

(e)(3)	Form of Retail Fund Participation Agreement by and among Hartford Life Insurance Company, the Registrant, Seligman Advisors, Inc. and Seligman Data Corporation. (Incorporated by reference to Seligman LaSalle Real Estate Fund Series, Inc. Post-Effective Amendment No. 1 filed on July 9, 2003.)

(f)	Matched Accumulation Plan of J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement of Seligman Frontier Fund, Inc. (File No. 811-4078) filed on January 28, 1997.)

(f)(1)	Deferred Compensation Plan for Directors of Seligman Group of Funds. (Incorporated by reference to Exhibit (f)(1) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series Inc. filed on July 9, 2003.)

(g) (1)	Custody Agreement between Registrant and State Street Bank and Trust Company (the “Custody Agreement”). (Incorporated by reference to Seligman LaSalle Real Estate Fund Series, Inc. Post-Effective Amendment No. 1 filed on July 9, 2003.)

(g)(2)	Amendment to Custody Agreement. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 2 filed on September 22, 2005.)

(h)	Not Applicable.

(i)(1)	Opinion and Consent of Counsel. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 2 filed on September 22, 2005.)

(i)(2)	Opinion and Consent of Counsel in respect of Seligman TargETFund 2035 and Seligman TargETFund 2045. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 4 filed on September 29, 2006.)

(j)	* Consent of Independent Registered Public Accounting Firm.

(k)	Not Applicable.

PART C. OTHER INFORMATION

Item 23.	Exhibits.

(l)	Form of Purchase Agreement (Investment Letter) for Initial Capital in respect of Class A, C, D, R and I shares between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 2 filed on September 22, 2005.)

(l)(2)	Form of Purchase Agreement (Investment Letter) for Initial Capital in respect of Class A, C, D, R and I shares between Registrant on behalf of Seligman TargETFund 2035 and Seligman TargETFund 2045 and Seligman Advisors, Inc. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 4 filed on September 29, 2006.)

(m)(1)	Administration, Shareholder Services and Distribution Plan of Registrant. (Incorporated by reference to Seligman LaSalle Real Estate Fund Series, Inc. Post-Effective Amendment No. 1 filed on July 9, 2003.)

(m)(2)	Form of Administration, Shareholder Services and Distribution Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by reference to Seligman LaSalle Real Estate Fund Series, Inc. Post-Effective Amendment No. 1 filed on July 9, 2003.)

(m)(3)	Form of Services Agreement between Morgan Stanley Dean Witter and Seligman Advisors, Inc. (Incorporated by reference to Seligman LaSalle Real Estate Fund Series, Inc. Post-Effective Amendment No. 1 filed on July 9, 2003.)

(m)(4)(a)	Form of Selected Dealer Agreement between Merrill Lynch and Seligman Advisors, Inc. (Incorporated by reference to Seligman LaSalle Real Estate Fund Series, Inc. Post-Effective Amendment No. 1 filed on July 9, 2003.)

(m)(4)(b)	Form of Supplemental Fund Services Agreement between Merrill Lynch Pierce, Fenner & Smith, Incorporated and J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and Seligman Data Corp. (Incorporated by reference to Seligman LaSalle Real Estate Fund Series, Inc. Post-Effective Amendment No. 7 filed on December 29, 2006.)

(m)(5)	Form of Services Agreement between Oppenheimer & Co., Inc and Seligman Advisors, Inc. (Incorporated by reference to Seligman LaSalle Real Estate Fund Series, Inc. Post-Effective Amendment No. 1 filed on July 9, 2003.)

(m)(6)	Services Agreement between Paine Webber Incorporated and Seligman Advisors, Inc. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 2 filed on September 22, 2005.)

(m)(7)	Form of Services Agreement among Fidelity Brokerage Services, LLC, National Financial Services, LLC, Seligman Advisors, Inc. and Seligman Data Corporation. (Incorporated by reference to Seligman LaSalle Real Estate Fund Series, Inc. Post-Effective Amendment No. 1 filed on July 9, 2003.)

(m)(8)	Form of Participation Agreement between Salomon Smith Barney Inc. and Seligman Advisors, Inc. (Incorporated by reference to Seligman LaSalle Real Estate Fund Series, Inc. Post-Effective Amendment No. 1 filed on July 9, 2003.)

(m)(9)	Form of Services Agreement between Charles Schwab & Co., Inc., the Registrant, Seligman Advisors, Inc. and Seligman Data Corporation. (Incorporated by reference to Seligman LaSalle Real Estate Fund Series, Inc. Post-Effective Amendment No. 1 filed on July 9, 2003.)

(m)(10)	Form of Mutual Fund Dealer Agreement between Seligman Advisors, Inc. and Smith Barney Inc. (Incorporated by reference to Seligman LaSalle Real Estate Fund Series, Inc. Post-Effective Amendment No. 1 filed on July 9, 2003.)

(m)(11)	Form of Supplemental Fund Services Agreement between The Princeton Retirement Group, Inc. and GPC Securities, Inc. and J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and Seligman Data Corp. (Incorporated by reference to Seligman LaSalle Real Estate Fund Series, Inc. Post-Effective Amendment No. 7 filed on December 29, 2006.)

PART C. OTHER INFORMATION

Item 23.	Exhibits.

(m)(12)	Form of Mutual Fund Services Agreement between Prudential Investment Management Services LLC, Prudential Investments LLC, Seligman Advisors, Inc. and Seligman Data Corp. (Incorporated by reference to Exhibit (m)(11) of Post-Effective Amendment No. 11 to the Registration Statement of Seligman Core Fixed Income Fund, Inc. (File No. 811-10423) filed on January 28, 2008.)

(m)(13)	Form of Operating Agreement between Pershing LLC, Seligman Advisors, Inc. and Seligman Data Corp. (Incorporated by reference to Exhibit (m)(12) of Post-Effective Amendment No. 11 to the Registration Statement of Seligman Core Fixed Income Fund, Inc. (File No. 811-10423) filed on January 28, 2008.)

(m)(14)	Form of Load Fund Operating Agreement between Charles Schwab & Co., the Registrant, Seligman Advisors, Inc. and Seligman Data Corp. (Incorporated by reference to Exhibit (m)(13) of Post-Effective Amendment No. 11 to the Registration Statement of Seligman Core Fixed Income Fund, Inc. (File No. 811-10423) filed on January 28, 2008.)

(n)	Plan of Multiple Classes of Shares (Six Classes) pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended (Incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 11 to the Registration Statement of Seligman Core Fixed Income Fund, Inc. (File No. 811-10423) filed on January 28, 2008.)

(p)(1)	Code of Ethics of the Registrant and J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and affiliates. (Incorporated by reference to Exhibit (p) of Post-Effective Amendment No. 11 to the Registration Statement of Seligman Core Fixed Income Fund, Inc. (File No. 811-10423) filed on January 28, 2008.)

(Other Exhibits)	(a) Powers of Attorney. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 2 filed on September 22, 2005.)

(b) Power of Attorney for John F. Maher. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 5 filed on January 29, 2007.)

(c) *Power of Attorney for Dr. Maureen Fonseca.

Item 24.	Persons Controlled by or Under Common Control with Registrant. None.

Item 25.	Indemnification. Reference is made to the provisions of Article Twelfth of Registrant’s Articles of Incorporation filed as an exhibit to Registrant’s Registration Statement (as noted in Item 23 above) and Article X of Registrant's By-laws filed as an exhibit to Registrant’s Registration Statement (as noted in Item 23 above).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised by the Securities and Exchange Commission that such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of counsel the matter has be settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Business and Other Connections of Investment Adviser. J. & W. Seligman & Co. Incorporated, a Delaware corporation (“Seligman”), is the Registrant’s investment adviser and is an investment adviser registered under the Investment Advisors Act of 1940, as amended (the “Advisors Act”). The list required by this Item 26 of officers and directors of Seligman, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Item 26 of Post-Effective Amendment No. 46 to the Registration Statement of Seligman Municipal Fund Series, Inc. (File No. 811-3828) filed on January 28, 2008.

Item 27.	Principal Underwriters.

(a)	The names of each investment company (other than the Registrant) for which Registrant’s principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter follow: Seligman Cash Management Fund, Inc., Seligman Capital Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income and Growth Fund, Inc., Seligman Core Fixed Income Fund, Inc., Seligman LaSalle Real Estate Fund Series, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman Asset Allocation Series, Inc. and Seligman Value Fund Series, Inc.

(b)	Name of each director, officer or partner of Registrant’s principal underwriter named in response to Item 20: (Unless otherwise noted,: the principal business address of each of these directors and/or officers is 100 Park Avenue, New York, NY 10017.)

Seligman Advisors, Inc.

As of January 7, 2008

(1)	(2)	(3)
Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
William C. Morris*	Chairman of the Board and Director	Chairman of the Board
Brian T. Zino*	Director	President, Director and Chief Executive Officer
Charles W. Kadlec*	Director and President	None
David F. Stein*	Director	None
Rodney G.D. Smith*	Director	None
John H. Clark*	Director	None
John B. Cunningham*	Director	None
Neil T. Eigen*	Director	None
Thomas G. Moles*	Director	None
Paul H. Wick*	Director	None
Richard M. Potocki*	Managing Director, Director of Sales	None
Jonathan G. Evans*	Managing Director, Sales	None
Bruce M. Tuckey*	Managing Director, Sales	None
Andrew S. Veasy*	Managing Director, Sales	None
Peter Quinn*	Managing Director, National Sales	None
Michelle L. Rappa*	Managing Director, Director of Marketing	None
Thomas G. Rose*	Senior Vice President, Finance	Vice President
James R. Besher*	Senior Vice President, Regional Sales	None
Steven O’Brien*	Senior Vice President, Regional Sales	None
Gerald I. Cetrulo, III*	Senior Vice President, Sales	None
Arthur A. Condron*	Senior Vice President, Offshore Sales and Administration	None

PART C. OTHER INFORMATION (continued)

Seligman Advisors, Inc.

As of January 7, 2008

(1)	(2)	(3)
Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
Emily H. Calcagno*	Senior Vice President, Relationship Management	None
Jeffrey S. Dean*	Senior Vice President, Director of Operations and Business Planning	None
Kenneth J. Dougherty*	Senior Vice President, Sales Sales Director	None
Ronald W. Pond*	Senior Vice President, Divisional Sales Director	None
Thomas P. Parnell*	Senior Vice President, Sales	None
Daniel R. Molloy*	Senior Vice President, Regional Retirement Plans Manager	None
Jeffery C. Pleet*	Senior Vice President, Regional Retirement Plans Manager	None
Judith L. Lyon*	Senior Vice President, Sales	None
Gary A. Terpening*	Senior Vice President, Director of Business Development	None
Matthew K. Scott*	Senior Vice President, Regional Retirement Plans Manager	None
Nicole C. Grogan*	Senior Vice President, Manager, Sales Administration and Planning, Managed Money	None
Peter J. Campagna*	Senior Vice President, Managed Products	None
Matthew Witschel*	Senior Vice President, Manager of Internal Sales	None
Matthew Saunders*	Vice President, Product Manager	None
Paula A. Smith*	Senior Vice President, Director of Retirement Plans	None
William A. DeSanto*	Senior Vice President, Director of Product Management	None
Karin Billias*	Vice President, Retirement Marketing	None
Marco F. Acosta*	Vice President, Product Manager	None
Robert T. Maloney*	Vice President, Relationship Manager	None
Michael E. Swinarski*	Vice President, Relationship Manager	None
Kevin Collins*	Vice President, Regional Retirement	None
Kurt Stam*	Vice President, Product Manager	None

PART C. OTHER INFORMATION (continued)

Seligman Advisors, Inc.

As of January 7, 2008

(1)	(2)	(3)
Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
Brian C. Kelleher*	Vice President, Regional Sales	None
David C. Carrano*	Vice President, Regional Sales	None
Matthew R. Compton*	Vice President, Regional Sales	None
James M. Wing*	Vice President, Regional Sales	None
Chad Harding*	Vice President, Regional Sales	None
Seth Leibick*	Vice President, Regional Sales	None
Lisa M. MacDonald*	Vice President, Sales Administration and Planning	None
Bret L. Solnoki*	Vice President, Sub-Advisory	None
Frank J. Nasta*	Director and Corporate Secretary	Secretary
Paul B. Goucher*	Assistant Corporate Secretary	None
Jennifer G. Muzzey*	Assistant Corporate Secretary	None
Joseph D’Alessandro*	Assistant Corporate Secretary	None
Albert A. Pisano*	Senior Vice President, Chief Compliance Officer	None
Katherine J. Shetler*	Vice President and Treasurer	None
Julie S. Rosenberg*	Assistant Treasurer	None
Lawrence P. Vogel*	Assistant Treasurer	Vice President and Treasurer
Thomas Figueira*	Assistant Treasurer	None
Brian R. Nash*	Assistant Treasurer	None
Jennie Haluska*	Assistant Treasurer	None
Keith R. Landry*	Vice President, Manager, Order Desk	None
Glen Matthews*	Assistant Vice President, Order Desk	None
Valerie Rummo*	Assistant Vice President, Retirement Sales Desk Manager	None
Mike Lynn*	Assistant Vice President, Regional Sales	None
Mike Stoppiello*	Assistant Vice President, Regional Sales	None
George Kounalakis*	Assistant Vice President, Regional Sales	None
Oscar Lagos*	Assistant Vice President, Operations	None

*	The principal business address of each of these directors and/or officers is 100 Park Avenue, New York, NY 10017.

(c)	Not applicable.

Item 28.	Location of Accounts and Records. The accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are kept in the possession of J. & W. Seligman & Co. Incorporated at its offices at 100 Park Avenue, New York, NY 10017 or at the following locations: (1) State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, custodian of the Registrant’s cash and securities and also agent performing certain accounting and record-keeping functions relating to portfolio transactions and calculating the net asset value of the Registrant, and (2) Seligman Data Corp., 100 Park Avenue, New York, NY 10017, shareholder service agent, maintains shareholder records for the Registrant.

Item 29.	Management Services. Not applicable.

Item 30.	Undertakings. Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 7 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on January 28, 2008.

SELIGMAN TARGETHORIZON ETF PORTFOLIOS, INC.

By:	/s/ Brian T. Zino
Brian T. Zino, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 7 to this Registration Statement has been signed below by the following persons in the capacities indicated on January 28, 2008.

Signature	Title

/s/ Brian T. Zino Brian T. Zino	President, Director and Chief Executive Officer (Principal Executive Officer)

/s/ William C. Morris William C. Morris	Chairman of the Board and Director

/s/ Lawrence P. Vogel Lawrence P. Vogel	Treasurer (Principal Financial and Accounting Officer)

Maureen Fonseca, Director	)
John R. Galvin, Director	)
John F. Maher, Director	)
Frank A. McPherson, Director	)
Betsy S. Michel, Director	)	/s/ Brian T. Zino
Leroy C. Richie, Director	)	Brian T. Zino, Attorney-in-Fact
Robert L. Shafer, Director	)
James N. Whitson, Director	)

SELIGMAN TARGETHORIZON ETF PORTFOLIOS, INC.

Registration Statement on Form N-1A

Post-Effective Amendment No. 7

EXHIBIT INDEX

Form N-1A Item No.	Description

Item 23(j)	Consent of Independent Registered Public Accounting Firm.

Item (d)(2)	Form of Waiver/Reimbursement Agreement.

(Other Exhibits)(c)	Power of Attorney for Maureen Fonseca.